Securities Act of 1933 Registration No. 002-69972

Investment Company Act of 1940 Registration No. 811-03114

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.  ______

☒ Post-Effective Amendment No.  130

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No.  130

Fidelity Select Portfolios

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Marc Bryant, Secretary

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on April 29, 2017 pursuant to paragraph (b) at 5:30 p.m. Eastern Time.

Fidelity® Select Portfolios®

Energy Sector

Fund	Ticker
Energy Portfolio	FSENX

Energy Service Portfolio	FSESX

Natural Gas Portfolio	FSNGX

Natural Resources Portfolio	FNARX

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Energy Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.24%
Total annual operating expenses	0.79%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$81
3 years	$252
5 years	$439
10 years	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the energy field, including the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Energy Industry Concentration.  The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	24.43%	December 31, 2010
Lowest Quarter Return	(37.94)%	September 30, 2008
Year-to-Date Return	(6.42)%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio
Return Before Taxes	33.84%	3.84%	3.02%
Return After Taxes on Distributions	33.63%	2.65%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares	19.30%	2.96%	2.45%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Energy 25-50 Index (reflects no deduction for fees, expenses, or taxes)	29.56%	3.18%	4.01%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

John Dowd (portfolio manager) has managed the fund since July 2006.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Energy Service Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.30%
Total annual operating expenses	0.85%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$87
3 years	$271
5 years	$471
10 years	$1,049

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Energy Service Industry Concentration.  The energy service industry can be significantly affected by the supply of and demand for specific equipment or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	31.42%	June 30, 2009
Lowest Quarter Return	(50.71)%	December 31, 2008
Year-to-Date Return	(4.39)%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio
Return Before Taxes	36.57%	(0.06)%	0.32%
Return After Taxes on Distributions	36.42%	(0.75)%	(0.13)%
Return After Taxes on Distributions and Sale of Fund Shares	20.80%	0.00%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Energy Equipment & Services 25-50 Index (reflects no deduction for fees, expenses, or taxes)	34.70%	(0.17)%	1.31%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Ben Shuleva (portfolio manager) has managed the fund since August 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Natural Gas Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.32%
Total annual operating expenses	0.87%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$89
3 years	$278
5 years	$482
10 years	$1,073

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Natural Gas Industry Concentration.  The natural gas industry is subject to changes in price and supply of energy sources and can be significantly affected by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other government regulations.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	26.47%	June 30, 2009
Lowest Quarter Return	(40.29)%	September 30, 2008
Year-to-Date Return	(6.96)%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio
Return Before Taxes	48.46%	0.76%	(0.26)%
Return After Taxes on Distributions	48.22%	0.46%	(0.65)%
Return After Taxes on Distributions and Sale of Fund Shares	27.59%	0.59%	0.01%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Custom Natural Gas Index (reflects no deduction for fees, expenses, or taxes)	42.07%	1.30%	3.73%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Ted Davis (portfolio manager) has managed the fund since September 2012.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Natural Resources Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.29%
Total annual operating expenses	0.84%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$86
3 years	$268
5 years	$466
10 years	$1,037

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks and in certain precious metals.
  Normally investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Natural Resources Industry Concentration.  The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	24.75%	December 31, 2010
Lowest Quarter Return	(37.37)%	September 30, 2008
Year-to-Date Return	(5.17)%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio
Return Before Taxes	30.24%	1.68%	2.79%
Return After Taxes on Distributions	30.03%	1.18%	2.41%
Return After Taxes on Distributions and Sale of Fund Shares	17.26%	1.30%	2.25%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® North American Natural Resources Sector Index (reflects no deduction for fees, expenses, or taxes)	30.87%	1.26%	2.64%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

John Dowd (portfolio manager) has managed the fund since May 2006.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Energy Portfolio

The fund invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Energy products and services are those related to the exploration, extraction, production, sale, or distribution of energy resources, including oil, gas, electricity, coal, and nuclear, geothermal, and solar power.

These companies may include, for example, integrated oil companies; drilling contractors and rig owners; drilling rig and equipment manufacturers and providers of supplies and services to companies engaged in oil and gas drilling; companies engaged in the exploration, production, refining, or marketing of oil, gas, and/or refined products; and companies involved in the production and mining of coal, related products, and other consumable fuels.

Energy Service Portfolio

The fund invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, drilling contractors and rig owners; drilling rig and equipment manufacturers; and providers of supplies, equipment, and services to companies engaged in oil and gas drilling.

Natural Gas Portfolio

The fund invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies involved in the production, refinement, transmission, distribution, marketing, control, or measurement of natural gas; companies involved in exploration of potential natural gas sources; companies involved in natural gas research or experimentation; companies working toward the solution of energy problems, such as energy conservation or pollution control through the use of natural gas; companies working toward technological advances in the natural gas field; drilling contractors and other companies providing equipment or services related to, or engaged in, the exploration and production of oil and gas, including the drilling, evaluation and completion of oil and gas wells; integrated oil companies; and companies engaged in the refining and marketing of oil, gas and/or refined products.

Natural Resources Portfolio

The fund invests primarily in companies that own or develop natural resources, or supply goods and services to such companies. The fund normally invests at least 80% of its assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.

These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil, and natural gases), chemicals, paper and forest products, real estate, food, textile and tobacco products, and other basic commodities. The Adviser treats investments in instruments whose value is linked to the price of precious metals as investments in precious metals.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks (and potentially in precious metals for Natural Resources Portfolio).

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified (except for Natural Resources Portfolio, which is a diversified fund).

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because Energy Portfolio, Energy Service Portfolio, and Natural Gas Portfolio may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations.

The energy service industry can be significantly affected by the supply of and demand for specific equipment, products or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, weather or meteorological events, and economic conditions.

The natural gas industry is subject to changes in price and supply of both conventional and alternative energy sources. Swift price and supply fluctuations can be caused by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other domestic and foreign government regulations. Companies in the industry also can be affected by weather, natural disasters, and economic changes in general.

The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Natural Gas Portfolio, Energy Service Portfolio, and Natural Resources Portfolio impose a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Energy Portfolio is its NAV. The price to sell one share of Natural Gas Portfolio, Energy Service Portfolio, or Natural Resources Portfolio is its NAV, minus the short-term redemption fee, if applicable.

For each of Natural Gas Portfolio, Energy Service Portfolio, and Natural Resources Portfolio, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within a fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Each of Natural Gas Portfolio, Energy Service Portfolio, and Natural Resources Portfolio also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity® fund small balance maintenance fees.
  Redemptions related to death or due to a divorce decree.
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees.
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each of Natural Gas Portfolio, Energy Service Portfolio, and Natural Resources Portfolio reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

John Dowd is portfolio manager of Energy Portfolio and Natural Resources Portfolio, which he has managed since July 2006 and May 2006, respectively. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Dowd has worked as a research analyst and portfolio manager.

Ben Shuleva is portfolio manager of Energy Service Portfolio, which he has managed since August 2013. Since joining Fidelity Investments in 2008, Mr. Shuleva has worked as a research analyst and portfolio manager.

Ted Davis is portfolio manager of Natural Gas Portfolio, which he has managed since September 2012. Prior to joining Fidelity Investments in 2012 as a portfolio manager, Mr. Davis worked as a global commodity sector leader, senior research analyst, research associate, and associate portfolio manager for AllianceBernstein from 1998 to 2012.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended February 28, 2017, for each fund is shown in the following table. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

Energy Portfolio	0.55%
Energy Service Portfolio	0.55%
Natural Gas Portfolio	0.55%
Natural Resources Portfolio	0.55%

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Energy Portfolio
Rate	1.15%
Energy Service Portfolio
Rate	1.15%
Natural Gas Portfolio
Rate	1.15%
Natural Resources Portfolio
Rate	1.15%

Fund Distribution

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Energy Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.63	$45.64	$56.25	$54.81	$55.14
Income from Investment Operations
Net investment income (loss)B	.18	.42	.46	.44	.53
Net realized and unrealized gain (loss)	11.58	(12.98)	(6.37)	7.86	(.04)
Total from investment operations	11.76	(12.56)	(5.91)	8.30	.49
Distributions from net investment income	(.24)	(.39)	(.46)	(.46)	(.47)
Distributions from net realized gain	(.05)	(.07)	(4.23)	(6.40)	(.35)
Total distributions	(.29)	(.45)C	(4.70)D	(6.86)	(.82)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$44.10	$32.63	$45.64	$56.25	$54.81
Total ReturnF	36.05%	(27.61)%	(11.25)%	15.43%	1.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.80%	.79%	.80%	.82%
Expenses net of fee waivers, if any	.79%	.80%	.79%	.80%	.82%
Expenses net of all reductions	.78%	.79%	.79%	.80%	.81%
Net investment income (loss)	.44%	1.03%	.85%	.76%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$2,289,350	$1,928,897	$2,179,828	$1,995,808	$2,126,992
Portfolio turnover rateI	93%J	79%	73%J	98%	80%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $.45 per share is comprised of distributions from net investment income of $.387 and distributions from net realized gain of $.066 per share.

D  Total distributions of $4.70 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $4.233 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Energy Service Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.54	$54.34	$86.13	$74.01	$73.01
Income from Investment Operations
Net investment income (loss)B	.17	.45	.45	.21	–C
Net realized and unrealized gain (loss)	17.22	(16.85)	(23.10)	12.09	1.00
Total from investment operations	17.39	(16.40)	(22.65)	12.30	1.00
Distributions from net investment income	(.23)	(.40)	(.39)	(.18)	–
Distributions from net realized gain	–	–	(8.75)	–	–
Total distributions	(.23)	(.40)	(9.14)	(.18)	–
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$54.70	$37.54	$54.34	$86.13	$74.01
Total ReturnD	46.36%	(30.30)%	(27.82)%	16.62%	1.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.79%	.80%	.82%
Expenses net of fee waivers, if any	.85%	.84%	.79%	.80%	.82%
Expenses net of all reductions	.84%	.81%	.79%	.80%	.81%
Net investment income (loss)	.36%	.92%	.56%	.26%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$734,091	$435,375	$698,803	$1,047,980	$1,236,403
Portfolio turnover rateG	96%	58%	55%	34%	49%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Natural Gas Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.83	$32.05	$39.16	$32.86	$32.91
Income from Investment Operations
Net investment income (loss)B	.13	.33	.34	.35	.30
Net realized and unrealized gain (loss)	9.98	(14.16)	(7.03)	6.61	(.03)C
Total from investment operations	10.11	(13.83)	(6.69)	6.96	.27
Distributions from net investment income	(.15)	(.39)	(.38)	(.33)	(.27)
Distributions from net realized gain	(.03)	–	(.04)	(.32)	(.05)
Total distributions	(.18)	(.39)	(.42)	(.66)D	(.32)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$27.76	$17.83	$32.05	$39.16	$32.86
Total ReturnF	56.75%	(43.29)%	(17.15)%	21.28%	.86%C
Ratios to Average Net AssetsG,H
Expenses before reductions	.87%	.89%	.82%	.84%	.87%
Expenses net of fee waivers, if any	.87%	.88%	.82%	.84%	.87%
Expenses net of all reductions	.87%	.88%	.82%	.84%	.86%
Net investment income (loss)	.50%	1.24%	.84%	.98%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$479,879	$255,990	$530,285	$840,514	$650,073
Portfolio turnover rateI	76%	62%	147%J	135%	107%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 0.75%.

D  Total distributions of $.66 per share is comprised of distributions from net investment income of $.332 and distributions from net realized gain of $.324 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Natural Resources Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.80	$31.49	$37.85	$34.10	$35.36
Income from Investment Operations
Net investment income (loss)B	.10	.18	.21	.20	.28
Net realized and unrealized gain (loss)	7.42	(9.69)	(4.55)	4.52	(1.45)
Total from investment operations	7.52	(9.51)	(4.34)	4.72	(1.17)
Distributions from net investment income	(.11)	(.18)	(.15)	(.10)	(.09)
Distributions from net realized gain	(.08)	–	(1.87)	(.88)	–
Total distributions	(.19)	(.18)	(2.02)	(.97)C	(.09)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$29.13	$21.80	$31.49	$37.85	$34.10
Total ReturnE	34.54%	(30.22)%	(11.45)%	13.97%	(3.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.84%	.86%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.84%	.86%	.82%	.84%	.85%
Expenses net of all reductions	.83%	.85%	.82%	.83%	.84%
Net investment income (loss)	.35%	.66%	.55%	.54%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$912,090	$462,869	$761,078	$949,394	$1,054,528
Portfolio turnover rateH	84%	78%	87%	99%	76%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $.97 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.877 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

FactSet Natural Gas Linked Indexis a float-adjusted modified market capitalization weighted index designed to measure and track the performance of companies involved in upstream gas exploration/production, midstream transportation/storage, and downstream natural gas utilities. Oil and gas support services providers and equipment manufacturers are also included as part of the upstream natural gas vertical. Index returns shown for periods prior to April 1, 2017 are returns of the S&P® Custom Natural Gas Index.

MSCI U.S. IMI Energy 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Energy companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Energy Index.

MSCI U.S. IMI Energy Equipment & Services 25-50 Indexis a modified market capitalization-weighted index of stocks designed to measure the performance of Energy Equipment & Services companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Energy Equipment & Services Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® Custom Natural Gas Index is a customized index of U.S. and Canadian stocks designed to measure the performance of companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas resources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.

S&P North American Natural Resources Sector Index is a modified market capitalization-weighted index of U.S. traded stocks designed to measure the performance of companies in the natural resources sector.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910401.107	SELNR-PRO-0417

Fidelity® Select Portfolios®

Consumer Discretionary Sector

Fund	Ticker
Automotive Portfolio	FSAVX

Construction and Housing Portfolio	FSHOX

Consumer Discretionary Portfolio	FSCPX

Leisure Portfolio	FDLSX

Multimedia Portfolio	FBMPX

Retailing Portfolio	FSRPX

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Automotive Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Multimedia Portfolio
Retailing Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Automotive Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.41%
Total annual operating expenses	0.96%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$98
3 years	$306
5 years	$531
10 years	$1,178

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Automotive Industry Concentration.  The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	81.42%	June 30, 2009
Lowest Quarter Return	(44.67)%	December 31, 2008
Year-to-Date Return	5.98%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio
Return Before Taxes	(5.83)%	12.40%	5.26%
Return After Taxes on Distributions	(7.32)%	9.95%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares	(2.06)%	9.94%	4.15%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Custom Automobiles & Components Index (reflects no deduction for fees, expenses, or taxes)	5.42%	14.96%	4.60%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Elliot Mattingly (portfolio manager) has managed the fund since April 2017.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Construction and Housing Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.25%
Total annual operating expenses	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the design and construction of residential, commercial, industrial, and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of construction and housing products or services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Construction and Housing Industry Concentration.  The construction and housing industry can be significantly affected by changes in housing starts, the level of new and existing home sales, government spending, public works, interest rates, consumer confidence and spending, taxation, and demographic patterns.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	24.65%	December 31, 2011
Lowest Quarter Return	(19.41)%	September 30, 2011
Year-to-Date Return	6.83%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio
Return Before Taxes	5.05%	16.82%	7.74%
Return After Taxes on Distributions	4.18%	15.31%	6.75%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	13.44%	6.14%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Custom Construction & Housing 25-50 Index (reflects no deduction for fees, expenses, or taxes)	8.78%	19.25%	7.45%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Neil Nabar (portfolio manager) has managed the fund since September 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Consumer Discretionary Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual operating expenses	0.76%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$78
3 years	$243
5 years	$422
10 years	$942

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of consumer discretionary products and services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Consumer Discretionary Industry Concentration.  The consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.12%	September 30, 2009
Lowest Quarter Return	(22.55)%	December 31, 2008
Year-to-Date Return	6.73%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio
Return Before Taxes	4.35%	15.67%	8.27%
Return After Taxes on Distributions	4.13%	14.02%	7.12%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	12.31%	6.47%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Consumer Discretionary 25-50 Index (reflects no deduction for fees, expenses, or taxes)	6.72%	17.42%	9.34%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Peter Dixon (portfolio manager) has managed the fund since July 2014.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Leisure Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.25%
Total annual operating expenses	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the design, production, or distribution of goods or services in the leisure industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Leisure Industry Concentration.  The leisure industry can be significantly affected by the performance of the overall economy, changing consumer tastes, intense competition, and government regulation.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.87%	March 31, 2012
Lowest Quarter Return	(14.08)%	September 30, 2011
Year-to-Date Return	7.10%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio
Return Before Taxes	6.35%	13.45%	9.68%
Return After Taxes on Distributions	6.11%	11.96%	8.76%
Return After Taxes on Distributions and Sale of Fund Shares	3.81%	10.55%	7.79%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Consumer Services 25-50 Index (reflects no deduction for fees, expenses, or taxes)	8.55%	13.21%	9.16%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Katherine Shaw (portfolio manager) has managed the fund since August 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Multimedia Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.27%
Total annual operating expenses	0.82%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$84
3 years	$262
5 years	$455
10 years	$1,014

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the development, production, sale, and distribution of goods or services used in the broadcast and media industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Multimedia Industry Concentration.  The multimedia industry can be significantly affected by the federal deregulation of cable and broadcasting, competition, technology, and government regulation.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	26.72%	June 30, 2009
Lowest Quarter Return	(24.41)%	December 31, 2008
Year-to-Date Return	10.76%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio
Return Before Taxes	9.50%	17.79%	9.47%
Return After Taxes on Distributions	7.60%	16.29%	8.46%
Return After Taxes on Distributions and Sale of Fund Shares	6.85%	14.34%	7.65%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Media 25-50 Index (reflects no deduction for fees, expenses, or taxes)	11.98%	19.75%	9.45%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Nidhi Gupta (portfolio manager) has managed the fund since January 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Retailing Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.23%
Total annual operating expenses	0.78%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$80
3 years	$249
5 years	$433
10 years	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in merchandising finished goods and services primarily to individual consumers.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Retail Industry Concentration.  The retail industry can be significantly affected by consumer confidence and spending, intense competition, and changing consumer tastes.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.23%	March 31, 2012
Lowest Quarter Return	(19.86)%	December 31, 2008
Year-to-Date Return	7.21%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio
Return Before Taxes	4.43%	20.01%	12.92%
Return After Taxes on Distributions	4.40%	19.12%	11.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.54%	16.11%	10.41%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Retailing 25-50 Index (reflects no deduction for fees, expenses, or taxes)	5.30%	19.97%	11.38%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Nicola Stafford (portfolio manager) has managed the fund since October 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Automotive Portfolio

The fund invests primarily in companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, auto, truck, motorcycle, and scooter manufacturers; manufacturers of auto components and accessories; tire and rubber manufacturers; and auto dealers, and other automotive retailers.

Construction and Housing Portfolio

The fund invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of construction and housing products or services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, residential construction companies and manufacturers of prefabricated houses; owners and operators of home and garden improvement retail stores; manufacturers of building components and home improvement products and equipment; manufacturers of construction materials including sand, clay, gypsum, lime, aggregates, cement, concrete and bricks; companies engaged in real estate ownership, development, or management; and companies engaged in non-residential construction, including civil engineering companies and large-scale contractors.

Consumer Discretionary Portfolio

The fund invests primarily in companies engaged in the manufacture and distribution of consumer discretionary products and services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers' disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services.

These companies may include, for example, publishers; catalog and internet retailers; department stores and specialty retailers including apparel, electronics, automotive, and home furnishing stores; manufacturers of auto parts and accessories, tire and rubber, autos, motorcycles, and scooters; manufacturers of consumer electronic products, including TVs and DVD players; manufacturers of household appliances and home furnishings; residential construction companies; manufacturers of leisure products; manufacturers of apparel, accessories, footwear, textiles, and luxury goods; gaming facility, hotel, cruise and travel agency owners and operators; restaurants and caterers; companies providing educational, home security, legal, and personal services; advertising and public relations companies; and TV and cable companies.

Leisure Portfolio

The fund invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, gaming facility, hotel, cruise and travel agency owners and operators; sports, fitness, and amusement center operators; restaurants, caterers, other consumer services companies; manufacturers of leisure products and equipment; owners and operators of TV and cable companies; and other companies that produce or sell entertainment and other leisure products and services.

Multimedia Portfolio

The fund invests primarily in companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, print and online advertising and public relations companies; TV, cable, and satellite companies; publishers; and companies that produce and sell entertainment and other media products and services.

Retailing Portfolio

The fund invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, department stores and specialty retailers including apparel, electronics, automotive, and home furnishing stores; catalog and internet retailers; restaurants and caterers; drug stores and pharmacies; and retail food stores and super centers. In managing the fund, the Adviser generally does not emphasize retailers of consumer staples such as food and drug stores.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks.

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified.

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because each fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base.

The construction and housing industry can be significantly affected by changes in housing starts, the level of new and existing home sales, government spending on housing subsidies, public works, and transportation facilities such as highways and airports, as well as changes in interest rates, consumer confidence and spending, taxation, and demographic patterns.

The consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

The leisure industry can be significantly affected by the performance of the overall economy, changing consumer tastes and levels of disposable income, intense competition, and government regulation.

The multimedia industry can be significantly affected by the federal deregulation of cable and broadcasting, competitive pressures, changes in technology, and government regulation, including regulation of the concentration of investment in radio or TV stations.

The retail industry can be significantly affected by consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a company's success can be tied to its ability to anticipate changing consumer tastes.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Automotive Portfolio, Construction and Housing Portfolio, Leisure Portfolio, and Multimedia Portfolio impose a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Consumer Discretionary Portfolio or Retailing Portfolio is its NAV. The price to sell one share of Automotive Portfolio, Construction and Housing Portfolio, Leisure Portfolio, or Multimedia Portfolio is its NAV, minus the short-term redemption fee, if applicable.

For each of Automotive Portfolio, Construction and Housing Portfolio, Leisure Portfolio, and Multimedia Portfolio, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within a fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Each of Automotive Portfolio, Construction and Housing Portfolio, Leisure Portfolio, and Multimedia Portfolio also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity® fund small balance maintenance fees.
  Redemptions related to death or due to a divorce decree.
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees.
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each of Automotive Portfolio, Construction and Housing Portfolio, Leisure Portfolio, and Multimedia Portfolio reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Elliot Mattingly is portfolio manager of Automotive Portfolio, which he has managed since April 2017. Since joining Fidelity Investments in 2015, Mr. Mattingly has worked as an equity research analyst intern, research analyst, and portfolio manager. Prior to joining Fidelity Investments in 2015, Mr. Mattingly worked as an associate at Bain Capital from 2012-2014 and a senior associate consultant at Bain & Company from 2009-2012.

Neil Nabar is portfolio manager of Construction and Housing Portfolio, which he has managed since September 2016. Since joining Fidelity Investments in 2008, Mr. Nabar has worked as a research analyst, quantitative analyst, and portfolio manager.

Peter Dixon is portfolio manager of Consumer Discretionary Portfolio, which he has managed since July 2014. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dixon has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

Katherine Shaw is portfolio manager of Leisure Portfolio, which she has managed since August 2013. She also manages other funds. Since joining Fidelity Investments in 2007, Ms. Shaw has worked as a research analyst and portfolio manager.

Nidhi Gupta is portfolio manager of Multimedia Portfolio, which she has managed since January 2013. Since joining Fidelity Investments in 2008, Ms. Gupta has worked as an equity research analyst and portfolio manager.

Nicola Stafford is portfolio manager of Retailing Portfolio, which she has managed since October 2016. Since joining Fidelity Investments in 2001, Ms. Stafford has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended February 28, 2017, for each fund is shown in the following table. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

Automotive Portfolio	0.55%
Construction and Housing Portfolio	0.55%
Consumer Discretionary Portfolio	0.55%
Leisure Portfolio	0.55%
Multimedia Portfolio	0.55%
Retailing Portfolio	0.55%

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Automotive Portfolio
Rate	1.15%
Construction and Housing Portfolio
Rate	1.15%
Consumer Discretionary Portfolio
Rate	1.15%
Leisure Portfolio
Rate	1.15%
Multimedia Portfolio
Rate	1.15%
Retailing Portfolio
Rate	1.15%

Fund Distribution

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Automotive Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.72	$48.82	$56.95	$40.65	$38.05
Income from Investment Operations
Net investment income (loss)B	.33	.65	.42	.22	.24
Net realized and unrealized gain (loss)	5.22	(9.37)	3.05	16.96	2.65
Total from investment operations	5.55	(8.72)	3.47	17.18	2.89
Distributions from net investment income	(.52)	(.45)	(.38)	(.15)	(.26)
Distributions from net realized gain	(1.98)	(5.93)	(11.22)	(.73)	(.02)
Total distributions	(2.49)C	(6.38)	(11.60)	(.88)	(.29)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$36.78	$33.72	$48.82	$56.95	$40.65
Total ReturnF	16.80%	(20.00)%	8.04%	42.33%	7.64%
Ratios to Average Net AssetsG,H
Expenses before reductions	.96%	.87%	.85%	.84%	.91%
Expenses net of fee waivers, if any	.96%	.87%	.85%	.84%	.91%
Expenses net of all reductions	.95%	.86%	.85%	.83%	.89%
Net investment income (loss)	.92%	1.49%	.82%	.43%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$54,069	$65,745	$137,877	$214,227	$142,959
Portfolio turnover rateI	83%	80%	71%	148%	72%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Total distributions of $2.49 per share is comprised of distributions from net investment income of $.515 and distributions from net realized gain of $1.975 per share.

D  Total distributions of $.29 per share is comprised of distributions from net investment income of $.261 and distributions from net realized gain of $.024 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Construction and Housing Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$53.16	$59.74	$57.48	$52.01	$40.01
Income from Investment Operations
Net investment income (loss)B	.37	.33	.29	.26	.19
Net realized and unrealized gain (loss)	10.29	(5.02)	8.53	9.65	12.47
Total from investment operations	10.66	(4.69)	8.82	9.91	12.66
Distributions from net investment income	(.45)	(.23)	(.29)	(.30)	(.14)
Distributions from net realized gain	(1.67)	(1.66)	(6.28)	(4.14)	(.53)
Total distributions	(2.12)	(1.89)	(6.56)C	(4.44)	(.67)
Redemption fees added to paid in capitalB	–D	–D	–D	–D	.01
Net asset value, end of period	$61.70	$53.16	$59.74	$57.48	$52.01
Total ReturnE	20.23%	(8.11)%	16.99%	19.84%	31.79%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.81%	.82%	.81%	.86%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.81%	.86%
Expenses net of all reductions	.79%	.80%	.82%	.81%	.86%
Net investment income (loss)	.62%	.57%	.52%	.47%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$404,526	$449,303	$419,479	$376,750	$781,007
Portfolio turnover rateH	87%	80%	71%	53%	47%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $6.56 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $6.276 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Consumer Discretionary Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.38	$35.23	$33.30	$27.40	$25.97
Income from Investment Operations
Net investment income (loss)B	.21	.24	.15	.04	.11
Net realized and unrealized gain (loss)	4.73	(1.79)	4.39	8.67	3.70
Total from investment operations	4.94	(1.55)	4.54	8.71	3.81
Distributions from net investment income	(.32)	(.18)	(.11)	(.03)	(.11)
Distributions from net realized gain	–	(1.13)	(2.51)	(2.77)	(2.27)
Total distributions	(.32)	(1.30)C	(2.61)D	(2.81)E	(2.38)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$37.00	$32.38	$35.23	$33.30	$27.40
Total ReturnG	15.29%	(4.60)%	14.79%	32.17%	15.38%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.77%	.79%	.82%	.86%
Expenses net of fee waivers, if any	.76%	.77%	.79%	.82%	.86%
Expenses net of all reductions	.76%	.76%	.79%	.81%	.84%
Net investment income (loss)	.60%	.71%	.46%	.14%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$828,992	$1,119,021	$1,078,988	$557,868	$397,925
Portfolio turnover rateJ	39%K	69%	109%K	138%	170%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $1.30 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $1.126 per share.

D  Total distributions of $2.61 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $2.508 per share.

E   Total distributions of 2.81 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.772 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Leisure Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$128.31	$140.13	$135.06	$108.30	$106.53
Income from Investment Operations
Net investment income (loss)B	1.56	1.47	1.31	1.40C	1.40D
Net realized and unrealized gain (loss)	12.88	(6.24)	14.80	35.09	6.22
Total from investment operations	14.44	(4.77)	16.11	36.49	7.62
Distributions from net investment income	(1.38)	(1.30)	(1.47)	(1.01)	(1.36)
Distributions from net realized gain	–	(5.75)	(9.57)	(8.72)	(4.50)
Total distributions	(1.38)	(7.05)	(11.04)	(9.73)	(5.86)
Redemption fees added to paid in capitalB	–E	–E	–E	–E	.01
Net asset value, end of period	$141.37	$128.31	$140.13	$135.06	$108.30
Total ReturnF	11.26%	(3.48)%	12.91%	34.71%	7.52%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.79%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.82%	.85%
Expenses net of all reductions	.79%	.78%	.80%	.81%	.83%
Net investment income (loss)	1.17%	1.08%	1.00%	1.13%C	1.33%D
Supplemental Data
Net assets, end of period (000 omitted)	$402,941	$416,771	$445,296	$568,149	$347,701
Portfolio turnover rateI	23%	48%	32%J	65%	90%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .79%.

D  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.53 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Multimedia Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$68.59	$82.48	$81.74	$61.55	$48.48
Income from Investment Operations
Net investment income (loss)B	.22	.27	.22	.20	.53C
Net realized and unrealized gain (loss)	17.53	(8.82)	7.62	22.46	12.96
Total from investment operations	17.75	(8.55)	7.84	22.66	13.49
Distributions from net investment income	(.33)	(.23)	(.20)	(.19)	(.43)
Distributions from net realized gain	(5.26)	(5.12)	(6.89)	(2.30)	–
Total distributions	(5.59)	(5.34)D	(7.10)E	(2.48)F	(.43)
Redemption fees added to paid in capitalB	–G	–G	–G	.01	.01
Net asset value, end of period	$80.75	$68.59	$82.48	$81.74	$61.55
Total ReturnH	26.85%	(10.88)%	10.16%	37.01%	27.91%
Ratios to Average Net AssetsI,J
Expenses before reductions	.82%	.81%	.81%	.81%	.88%
Expenses net of fee waivers, if any	.82%	.81%	.81%	.81%	.88%
Expenses net of all reductions	.82%	.80%	.81%	.80%	.88%
Net investment income (loss)	.30%	.34%	.27%	.27%	.97%C
Supplemental Data
Net assets, end of period (000 omitted)	$680,392	$576,118	$802,988	$1,008,988	$657,366
Portfolio turnover rateK	33%	42%	55%	111%	30%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

D  Total distributions of $5.34 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $5.115 per share.

E  Total distributions of $7.10 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $6.892 per share.

F  Total distributions of $2.48 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $2.295 per share.

G  Amount represents less than $.005 per share.

H  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

J   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

K  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Retailing Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$98.80	$95.26	$88.40	$66.59	$57.54
Income from Investment Operations
Net investment income (loss)B	.08	.13C	.31D	.15E	.52F
Net realized and unrealized gain (loss)	16.90	4.69G	13.72	23.64	10.27
Total from investment operations	16.98	4.82	14.03	23.79	10.79
Distributions from net investment income	(.15)	(.18)	(.17)	(.12)	(.38)
Distributions from net realized gain	–	(1.10)	(7.01)	(1.86)	(1.36)
Total distributions	(.15)	(1.29)H	(7.17)I	(1.99)J	1.75K
Redemption fees added to paid in capitalB	–L	.01	–L	.01	.01
Net asset value, end of period	$115.63	$98.80	$95.26	$88.40	$66.59
Total ReturnM	17.20%	5.11%	17.29%	35.82%	18.98%
Ratios to Average Net AssetsN,O
Expenses before reductions	.78%	.81%	.81%	.83%	.86%
Expenses net of fee waivers, if any	.78%	.80%	.81%	.83%	.86%
Expenses net of all reductions	.78%	.80%	.81%	.82%	.84%
Net investment income (loss)	.07%	.14%C	.36%D	.18%E	.83%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,924,403	$1,849,996	$915,177	$1,063,920	$643,082
Portfolio turnover rateP	17%	11%	31%	72%	119%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

D   Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

E   Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

F   Net Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H  Total distributions of $1.29 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.103 per share.

I  Total distributions of $7.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $7.006 per share.

J  Total distributions of $1.99 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.861 per share.

K  Total distributions of $1.75 per share is comprised of distributions from net investment income of $.383 and distributions from net realized gain of $1.364 per share.

L  Amount represents less than $.005 per share.

M  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

N  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

O  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

P  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

FactSet Automotive Linked Index is a float-adjusted modified market capitalization weighted index designed to measure and track the performance of companies engaged in the manufacturing and distribution of automotive vehicles, parts and components. Index returns shown for periods prior to April 1, 2017 are returns of the S&P® Custom Automobiles & Components Index; returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Automobiles & Components Index.

MSCI U.S. IMI Custom Construction & Housing 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Construction & Housing Custom companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Construction & Housing Custom Index.

MSCI U.S. IMI Consumer Discretionary 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Consumer Discretionary companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Consumer Discretionary Index.

MSCI U.S. IMI Consumer Services 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Consumer Services companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Consumer Services Index.

MSCI U.S. IMI Media 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Media companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Media Index.

MSCI U.S. IMI Retailing 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Retailing companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Retailing Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® Custom Automobiles & Components Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services. These companies are identified by S&P based on the specific policies of the fund. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Automobiles & Components Index.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

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Any third-party marks that may appear above are the marks of their respective owners.

1.910399.107	SELCON-PRO-0417

Fidelity® Select Portfolios®

Telecommunications Services Sector

Fund	Ticker
Telecommunications Portfolio
Class/Ticker
Telecommunications Portfolio	FSTCX

Wireless Portfolio	FWRLX

In this prospectus, the term "shares" (as it relates to a multiple class fund) means the class of shares offered through this prospectus.

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Telecommunications Portfolio
Wireless Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Telecommunications Portfolio/Telecommunications Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.25%
Total annual operating expenses	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the development, manufacture, or sale of communications services or communications equipment.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Telecom Services Industry Concentration.  The telecom services industry is subject to government regulation and can be significantly affected by intense competition and technology changes.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.66%	June 30, 2009
Lowest Quarter Return	(21.99)%	December 31, 2008
Year-to-Date Return	0.11%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio
Return Before Taxes	22.81%	13.42%	6.21%
Return After Taxes on Distributions	20.47%	12.49%	5.65%
Return After Taxes on Distributions and Sale of Fund Shares	13.79%	10.58%	4.90%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Telecommunications Services 25-50 Index (reflects no deduction for fees, expenses, or taxes)	22.45%	13.65%	6.30%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Wireless Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.32%
Total annual operating expenses	0.87%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$89
3 years	$278
5 years	$482
10 years	$1,073

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in activities relating to wireless communications services or products.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Wireless Industry Concentration.  The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	24.64%	June 30, 2009
Lowest Quarter Return	(24.68)%	December 31, 2008
Year-to-Date Return	12.14%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio
Return Before Taxes	10.07%	10.38%	6.68%
Return After Taxes on Distributions	8.37%	8.60%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares	6.98%	8.09%	5.27%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Fidelity® Wireless Index (reflects no deduction for fees, expenses, or taxes)	9.44%	8.51%	2.62%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Drukker (portfolio manager) has managed the fund since October 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Telecommunications Portfolio

The fund invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, providers of communications and high-density data transmission services and equipment; operators of fixed-line telecommunications networks; and providers of cellular or wireless communications services and equipment. In managing the fund the Adviser generally emphasizes communications services companies and not communications equipment companies.

Wireless Portfolio

The fund invests primarily in companies engaged in activities relating to wireless communications services or products. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies involved in cellular communications, paging, mobile radio, wireless LANs, microwave transmission, personal communications devices and networks, related software, or other companies with products or services related to wireless communications.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks.

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified.

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because each fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The telecom services industries, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the industry such as the shift from wired to wireless communications.

The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, and rapid obsolescence. Wireless network operators can also face significant capital expenditures to build networks of critical mass, and can carry heavy debt burdens from financings.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Wireless Portfolio imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Telecommunications Portfolio is its NAV. The price to sell one share of Wireless Portfolio is its NAV, minus the short-term redemption fee, if applicable.

For Wireless Portfolio, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Wireless Portfolio also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity® fund small balance maintenance fees.
  Redemptions related to death or due to a divorce decree.
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees.
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Wireless Portfolio reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Drukker is portfolio manager of Telecommunications Portfolio and Wireless Portfolio, which he has managed since January 2013 and October 2016, respectively. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Drukker has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended February 28, 2017, was 0.55% of the fund's average net assets for Telecommunications Portfolio and 0.55% of the fund's average net assets for Wireless Portfolio. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Telecommunications Portfolio
Rate	1.15%
Wireless Portfolio
Rate	1.15%

Fund Distribution

Telecommunications Portfolio is composed of multiple classes of shares. All classes of a multiple class fund have a common investment objective and investment portfolio.

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's or class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Telecommunications Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.58	$63.54	$58.94	$51.75	$46.26
Income from Investment Operations
Net investment income (loss)B	1.12	1.02	.96	1.96C	1.15
Net realized and unrealized gain (loss)	10.74	(.77)D	5.85	6.51	5.43
Total from investment operations	11.86	.25	6.81	8.47	6.58
Distributions from net investment income	(1.31)	(.76)	(2.21)	(1.28)	(1.09)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.47)	(1.21)	(2.21)	(1.28)E	(1.09)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.97	$62.58	$63.54	$58.94	$51.75
Total ReturnG	19.06%	.49%	11.90%	16.40%	14.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.82%	.83%	.85%	.87%
Expenses net of fee waivers, if any	.80%	.81%	.83%	.85%	.87%
Expenses net of all reductions	.78%	.81%	.82%	.82%	.85%
Net investment income (loss)	1.62%	1.67%	1.58%	3.41%C	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$690,720	$689,600	$346,174	$343,548	$377,841
Portfolio turnover rateJ	105%K	51%	94%K	111%	76%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

D  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E  Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Wireless Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.85	$9.54	$10.57	$8.60	$7.68
Income from Investment Operations
Net investment income (loss)B	.10	.11	.17	.56C	.12
Net realized and unrealized gain (loss)	1.71	(1.11)	.48	1.51	.94
Total from investment operations	1.81	(1.00)	.65	2.07	1.06
Distributions from net investment income	(.09)	(.12)	(.62)	(.10)	(.14)
Distributions from net realized gain	(.46)	(.57)	(1.06)	–	–
Total distributions	(.55)	(.69)	(1.68)	(.10)	(.14)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$9.11	$7.85	$9.54	$10.57	$8.60
Total ReturnE	24.09%	(11.07)%	7.55%	24.11%	13.89%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.86%	.86%	.88%	.90%
Expenses net of fee waivers, if any	.87%	.86%	.86%	.88%	.90%
Expenses net of all reductions	.86%	.85%	.85%	.86%	.87%
Net investment income (loss)	1.23%	1.23%	1.76%	5.91%C	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$239,359	$207,492	$270,449	$290,057	$253,794
Portfolio turnover rateH	98%	78%	48%	120%	100%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.45 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

MSCI U.S. IMI Telecommunications Services 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Telecommunications Services companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Telecommunications Services Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Fidelity® Wireless Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies engaged in activities relating to wireless communications services or products. S&P Dow Jones is the index calculation agent.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910415.107	SELTS-PRO-0417

Fidelity® Select Portfolios®

Consumer Staples Sector

Consumer Staples Portfolio
Class/Ticker

Consumer Staples Portfolio/FDFAX

In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Consumer Staples Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Consumer Staples Portfolio/Consumer Staples Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual operating expenses	0.76%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$78
3 years	$243
5 years	$422
10 years	$942

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, sale, or distribution of consumer staples.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Consumer Staples Industry Concentration.  The consumer staples industries can be significantly affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.48%	June 30, 2009
Lowest Quarter Return	(12.95)%	December 31, 2008
Year-to-Date Return	9.28%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio
Return Before Taxes	3.07%	11.12%	9.26%
Return After Taxes on Distributions	1.96%	9.63%	8.28%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	8.77%	7.53%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Consumer Staples 25-50 Index (reflects no deduction for fees, expenses, or taxes)	6.39%	13.28%	10.36%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Lee (portfolio manager) has managed the fund since June 2004.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Consumer Staples Portfolio seeks capital appreciation.

Principal Investment Strategies

The fund invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Consumer staples tend to be essential products whose demand remains stable over economic cycles, such as food, beverages, tobacco, and household and personal care products.

These companies may include, for example, drug stores and pharmacies; retail food stores and super centers; producers of packaged foods and tobacco products; breweries, vintners, distillers, and non-alcoholic beverage producers; producers of agricultural products; and producers of non-durable household products and personal and beauty care products.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests the fund's assets primarily in common stocks.

The fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of the fund's assets at times.

In addition to concentrating on particular industries, the fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is considered non-diversified.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

The fund has a policy of investing primarily in companies engaged in specified activities. This policy cannot be changed without a shareholder vote. The fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. This policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The consumer staples industries can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is the fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the fund on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the fund.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Robert Lee is portfolio manager of the fund, which he has managed since June 2004. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Lee has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended February 28, 2017, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rate. Voluntary arrangements may be discontinued at any time.

Consumer Staples Portfolio
Rate	1.15%

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Consumer Staples Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$90.48	$102.03	$88.51	$86.17	$75.29
Income from Investment Operations
Net investment income (loss)B	1.56	1.61	1.64	1.69	1.48
Net realized and unrealized gain (loss)	9.20	(4.89)	17.40	7.55	11.82
Total from investment operations	10.76	(3.28)	19.04	9.24	13.30
Distributions from net investment income	(1.60)	(1.55)	(1.54)	(1.66)	(1.28)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.23)C	(8.27)	(5.52)	(6.90)	(2.42)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$97.01	$90.48	$102.03	$88.51	$86.17
Total ReturnE	12.24%	(3.25)%	22.27%	10.82%	17.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.79%	.81%
Expenses net of all reductions	.76%	.76%	.77%	.79%	.80%
Net investment income (loss)	1.64%	1.72%	1.73%	1.88%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$1,665,604	$2,039,983	$2,173,970	$1,328,594	$1,425,055
Portfolio turnover rateH	56%I	63%	42%I	31%	28%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Total distributions of $4.23 per share is comprised of distributions from net investment income of $1.596 and distributions from net realized gain of $2.636 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I  Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

MSCI U.S. IMI Consumer Staples 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Consumer Staples companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Consumer Staples Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910400.107	SELCS-PRO-0417

Fidelity® Select Portfolios®

Industrials Sector

Fund	Ticker
Air Transportation Portfolio	FSAIX

Defense and Aerospace Portfolio	FSDAX

Environment and Alternative Energy Portfolio	FSLEX

Industrial Equipment Portfolio	FSCGX

Industrials Portfolio	FCYIX

Transportation Portfolio	FSRFX

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Air Transportation Portfolio
Defense and Aerospace Portfolio
Environment and Alternative Energy Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Transportation Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Air Transportation Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.30%
Total annual operating expenses	0.85%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$87
3 years	$271
5 years	$471
10 years	$1,049

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the regional, national, and international movement of passengers, mail, and freight via aircraft.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Air Transportation Industry Concentration.  The air transportation industry can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, the price of fuel, and geopolitical developments.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	35.56%	September 30, 2009
Lowest Quarter Return	(30.25)%	March 31, 2009
Year-to-Date Return	0.03%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio
Return Before Taxes	20.03%	20.33%	9.83%
Return After Taxes on Distributions	19.84%	19.45%	8.88%
Return After Taxes on Distributions and Sale of Fund Shares	11.49%	16.48%	7.90%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Custom Air Transportation Index (reflects no deduction for fees, expenses, or taxes)	20.12%	20.90%	8.58%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Moulis (portfolio manager) has managed the fund since January 2012.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Defense and Aerospace Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.24%
Total annual operating expenses	0.79%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$81
3 years	$252
5 years	$439
10 years	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the research, manufacture, or sale of products or services related to the defense or aerospace industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Defense and Aerospace Industry Concentration.  The defense and aerospace industry can be significantly affected by government defense and aerospace regulation and spending policies.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.57%	June 30, 2009
Lowest Quarter Return	(18.55)%	December 31, 2008
Year-to-Date Return	5.01%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio
Return Before Taxes	17.89%	16.15%	9.30%
Return After Taxes on Distributions	16.55%	14.82%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	11.19%	12.86%	7.49%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Aerospace & Defense 25-50 Index (reflects no deduction for fees, expenses, or taxes)	21.95%	20.29%	11.65%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Jonathan Siegmann (portfolio manager) has managed the fund since October 2015.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Environment and Alternative Energy Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.39%
Total annual operating expenses	0.94%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$96
3 years	$300
5 years	$520
10 years	$1,155

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Environment and Alternative Energy Industry Concentration.  The environment and alternative energy industries can be significantly affected by government regulations and subsidies, changing supply and demand for traditional energy sources, and availability of funding for remedial cleanup or development of new technologies, and can be subject to risks associated with hazardous materials.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Prior to July 1, 2010, the fund was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	22.39%	June 30, 2009
Lowest Quarter Return	(25.92)%	September 30, 2011
Year-to-Date Return	7.49%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio
Return Before Taxes	20.72%	12.57%	5.02%
Return After Taxes on Distributions	20.34%	11.62%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	12.02%	9.98%	3.96%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
FTSE® Environmental Opportunities & Alternative Energy Index (reflects no deduction for fees, expenses, or taxes)	15.21%	13.27%	3.29%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Kevin Walenta (portfolio manager) has managed the fund since November 2014.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Industrial Equipment Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.28%
Total annual operating expenses	0.83%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$85
3 years	$265
5 years	$460
10 years	$1,025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 166% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment, parts suppliers, and subcontractors.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industrial Equipment Industry Concentration.  The industrial equipment industry can be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, labor relations, and government regulations.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	24.86%	June 30, 2009
Lowest Quarter Return	(28.55)%	December 31, 2008
Year-to-Date Return	3.35%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio
Return Before Taxes	12.73%	13.20%	7.66%
Return After Taxes on Distributions	11.42%	11.13%	6.49%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	10.30%	6.09%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Capital Goods 25-50 Index (reflects no deduction for fees, expenses, or taxes)	19.90%	15.85%	7.87%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Janet Glazer (co-manager) and Tobias Welo (co-manager) have managed the fund since April 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Industrials Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.22%
Total annual operating expenses	0.77%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$79
3 years	$246
5 years	$428
10 years	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industrials Industry Concentration.  Industrial industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, worldwide competition, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.63%	June 30, 2009
Lowest Quarter Return	(25.19)%	December 31, 2008
Year-to-Date Return	3.00%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio
Return Before Taxes	15.53%	14.93%	9.36%
Return After Taxes on Distributions	14.39%	13.29%	8.34%
Return After Taxes on Distributions and Sale of Fund Shares	9.73%	11.79%	7.53%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Industrials 25-50 Index (reflects no deduction for fees, expenses, or taxes)	20.43%	16.02%	8.16%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Tobias Welo (portfolio manager) has managed the fund since January 2007.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Transportation Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.28%
Total annual operating expenses	0.83%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$85
3 years	$265
5 years	$460
10 years	$1,025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in providing transportation services or companies principally engaged in the design, manufacture, distribution, or sale of transportation equipment.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Transportation Industry Concentration.  The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs, and government regulation.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	21.71%	September 30, 2009
Lowest Quarter Return	(21.74)%	September 30, 2011
Year-to-Date Return	(0.30)%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio
Return Before Taxes	25.90%	17.77%	10.49%
Return After Taxes on Distributions	25.32%	16.65%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares	15.14%	14.24%	8.51%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Transportation 25-50 Index (reflects no deduction for fees, expenses, or taxes)	23.61%	18.16%	10.59%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Moulis (portfolio manager) has managed the fund since January 2012.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Air Transportation Portfolio

The fund invests primarily in companies engaged in the regional, national, and international movement of passengers, mail, and freight via aircraft. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, major airlines, commuter airlines, air cargo and express delivery operators, airfreight forwarders, and companies that provide equipment or services to these companies, such as aviation service firms and manufacturers of aeronautical equipment.

Defense and Aerospace Portfolio

The fund invests primarily in companies engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, manufacturers of civil or military aerospace and defense equipment, parts, or products, including defense electronics and space equipment.

Environment and Alternative Energy Portfolio

The fund invests primarily in companies engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies involved in alternative and renewable energy such as solar, wind, biofuels, hydropower, or geothermal power; energy efficiency and energy conservation products and services such as energy-efficient home or building design and insulation, including heating and cooling, lighting, or appliances, as well as fuel efficient vehicles such as hybrid and electric cars; pollution reduction and prevention activities to control emissions; water infrastructure related to water distribution, water purification, the collection, treatment, or reclamation of wastewater, and other water storage and maintenance; and waste management and recycling activities such as the transportation, treatment, and disposal of hazardous or other wastes, transforming waste into energy and other recycling, and sanitation or filtration equipment or services.

Industrial Equipment Portfolio

The fund invests primarily in companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers and subcontractors. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, manufacturers of civil or military aerospace and defense equipment; manufacturers of building components and home improvement products and equipment; companies engaged in non-residential construction; producers of electric cables and wires, electrical components or equipment; manufacturers of power-generating equipment and other heavy electrical equipment; manufacturers of construction and farm machinery and heavy trucks; manufacturers of industrial machinery and industrial components; trading companies and other distributors of industrial equipment and products; and other diversified industrial companies.

Industrials Portfolio

The fund invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Industrial products, services and equipment, such as capital goods, construction services, machinery, commercial services, and transportation, are generally considered to be sensitive to the business cycle.

These companies may include, for example, manufacturers of civil or military aerospace and defense equipment, building components, and home improvement products and equipment; civil engineering companies and large-scale contractors; companies that produce electrical components or equipment; manufacturers of industrial machinery and industrial components and products; providers of commercial printing services; companies providing business support services and office supplies, environmental and facilities maintenance; companies providing transportation services; and airport, road, rail tracks and marine port owners and providers of related services.

Transportation Portfolio

The fund invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies providing air freight or passenger air, maritime, rail, or land transportation and services; and airport, road, rail tracks and marine port owners and providers of related services.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks.

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified.

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because each fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The air transportation industry can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, the price of fuel, and geopolitical developments affecting the demand for air travel. Policies of various domestic and foreign governments can affect the profitability of individual carriers as well as the entire industry.

The defense and aerospace industry can be significantly affected by government defense and aerospace regulation and spending policies because companies involved in the defense and aerospace industry rely to a large extent on U.S. (and other) government demand for their products and services.

The environment and alternative energy industry can be significantly affected by government regulations and subsidies, rapid technological change, and changes in the supply and demand for traditional energy sources. Changing political priorities and global supply and demand may also have a significant impact on the availability of funding for remedial cleanup and for research, development, and adoption of new technologies. In addition, hazardous materials involved in environmental industries can present significant liability risk.

The industrial equipment industry can be significantly affected by overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and foreign competition. The industrial equipment industry can also be significantly affected by economic cycles, technical obsolescence, labor relations, and government regulations.

The industrials industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. Government regulation also can adversely affect transportation companies.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Air Transportation Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, and Transportation Portfolio impose a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Defense and Aerospace Portfolio or Industrials Portfolio is its NAV. The price to sell one share of Air Transportation Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, or Transportation Portfolio is its NAV, minus the short-term redemption fee, if applicable.

For each of Air Transportation Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, and Transportation Portfolio, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within a fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Each of Air Transportation Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, and Transportation Portfolio also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity® fund small balance maintenance fees.
  Redemptions related to death or due to a divorce decree.
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees.
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each of Air Transportation Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, and Transportation Portfolio reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Moulis is portfolio manager of Air Transportation Portfolio and Transportation Portfolio, which he has managed since January 2012. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Moulis has worked as a research analyst and portfolio manager.

Jonathan Siegmann is portfolio manager of Defense and Aerospace Portfolio, which he has managed since October 2015. Since joining Fidelity Investments in 2007, Mr. Siegmann has worked as a research analyst and a portfolio manager.

Kevin Walenta is portfolio manager of Environment and Alternative Energy Portfolio, which he has managed since November 2014. Since joining Fidelity Investments in 2008, Mr. Walenta has worked as an equity research analyst and portfolio manager.

Janet Glazer is co-manager of Industrial Equipment Portfolio, which she has managed since April 2016. Since joining Fidelity Investments in 2011, Ms. Glazer has worked as a research analyst and portfolio manager.

Tobias Welo is co-manager of Industrial Equipment Portfolio and portfolio manager of Industrials Portfolio, which he has managed since April 2016 and January 2007, respectively. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended February 28, 2017, for each fund is shown in the following table. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

Air Transportation Portfolio	0.55%
Defense and Aerospace Portfolio	0.55%
Environment and Alternative Energy Portfolio	0.55%
Industrial Equipment Portfolio	0.55%
Industrials Portfolio	0.55%
Transportation Portfolio	0.55%

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Air Transportation Portfolio
Rate	1.15%
Defense and Aerospace Portfolio
Rate	1.15%
Environment and Alternative Energy Portfolio
Rate	1.15%
Industrial Equipment Portfolio
Rate	1.15%
Industrials Portfolio
Rate	1.15%
Transportation Portfolio
Rate	1.15%

Fund Distribution

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Air Transportation Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$60.60	$73.09	$61.02	$43.97	$38.12
Income from Investment Operations
Net investment income (loss)B	.32	.18	.20C	.12	.21D
Net realized and unrealized gain (loss)	15.61	(6.82)	13.09	18.28	6.44
Total from investment operations	15.93	(6.64)	13.29	18.40	6.65
Distributions from net investment income	(.25)	(.17)	(.08)	(.06)	(.15)
Distributions from net realized gain	(.24)	(5.68)	(1.14)	(1.30)	(.66)
Total distributions	(.49)	(5.85)	(1.23)E	(1.36)	(.80)F
Redemption fees added to paid in capitalB	–G	–G	.01	.01	–G
Net asset value, end of period	$76.04	$60.60	$73.09	$61.02	$43.97
Total ReturnH	26.30%	(9.24)%	21.93%	42.26%	17.62%
Ratios to Average Net AssetsI,J
Expenses before reductions	.85%	.83%	.83%	.87%	.94%
Expenses net of fee waivers, if any	.85%	.83%	.83%	.87%	.94%
Expenses net of all reductions	.84%	.82%	.83%	.86%	.92%
Net investment income (loss)	.48%	.27%	.30%C	.22%	.54%D
Supplemental Data
Net assets, end of period (000 omitted)	$394,143	$325,630	$715,925	$350,960	$90,837
Portfolio turnover rateK	106%	97%	65%L	125%	74%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.04) %.

D  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

E   Total distributions of $1.23 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.144 per share.

F   Total distributions of $.80 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.655 per share.

G  Amount represents less than $.005 per share.

H  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

J  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

K  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

L   Portfolio turnover rate excludes securities received or delivered in kind.

Financial Highlights — Defense and Aerospace Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$108.08	$128.97	$122.55	$91.73	$86.02
Income from Investment Operations
Net investment income (loss)B	1.28C	1.08	1.06D	.77	1.17E
Net realized and unrealized gain (loss)	35.26	(14.72)	13.14	36.34	5.94
Total from investment operations	36.54	(13.64)	14.20	37.11	7.11
Distributions from net investment income	(1.15)	(1.01)	(.97)	(.64)	(1.21)
Distributions from net realized gain	(5.14)	(6.24)	(6.81)	(5.65)	(.19)
Total distributions	(6.29)	(7.25)	(7.78)	(6.29)	(1.40)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$138.33	$108.08	$128.97	$122.55	$91.73
Total ReturnG	34.36%	(11.08)%	12.53%	40.85%	8.37%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.80%	.79%	.81%	.84%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.81%	.84%
Expenses net of all reductions	.79%	.79%	.79%	.81%	.83%
Net investment income (loss)	1.03%C	.92%	.90%D	.70%	1.39%E
Supplemental Data
Net assets, end of period (000 omitted)	$1,601,468	$885,398	$948,156	$1,023,393	$606,859
Portfolio turnover rateJ	24%	52%	20%	48%	56%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Net Investment income per share reflects a large, non-recurring dividend which amounted to $.49 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

D  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.66 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

E  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Environment and Alternative Energy Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.20	$20.94	$23.36	$18.12	$16.32
Income from Investment Operations
Net investment income (loss)B	.20	.17	.16	.14	.18
Net realized and unrealized gain (loss)	5.78	(2.34)	.31	5.27	1.77
Total from investment operations	5.98	(2.17)	.47	5.41	1.95
Distributions from net investment income	(.16)	(.13)	(.14)	(.17)	(.15)
Distributions from net realized gain	(.13)	(.44)	(2.75)	–	–
Total distributions	(.29)	(.57)	(2.89)	(.17)	(.15)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$23.89	$18.20	$20.94	$23.36	$18.12
Total ReturnD	33.02%	(10.63)%	2.19%	29.97%	12.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.95%	.92%	.97%	.99%
Expenses net of fee waivers, if any	.94%	.95%	.92%	.97%	.99%
Expenses net of all reductions	.94%	.95%	.92%	.97%	.97%
Net investment income (loss)	.94%	.86%	.71%	.70%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$137,674	$73,432	$88,573	$102,869	$82,018
Portfolio turnover rateG	82%	20%	160%	28%	54%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Industrial Equipment Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$35.25	$38.86	$46.03	$39.59	$36.37
Income from Investment Operations
Net investment income (loss)B	.37	.33	.32	.37	.45
Net realized and unrealized gain (loss)	7.00	(1.87)	.75	9.19	3.22
Total from investment operations	7.37	(1.54)	1.07	9.56	3.67
Distributions from net investment income	(.27)	(.19)	(.36)	(.32)	(.45)
Distributions from net realized gain	(1.74)	(1.88)	(7.88)	(2.80)	–
Total distributions	(2.01)	(2.07)	(8.24)	(3.12)	(.45)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$40.61	$35.25	$38.86	$46.03	$39.59
Total ReturnD	21.11%	(4.20)%	3.36%	24.37%	10.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.83%	.77%	.79%	.82%
Expenses net of fee waivers, if any	.83%	.83%	.77%	.78%	.82%
Expenses net of all reductions	.83%	.82%	.77%	.78%	.81%
Net investment income (loss)	.94%	.90%	.76%	.87%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$185,156	$157,502	$228,311	$425,386	$369,951
Portfolio turnover rateG	166%	72%H	53%	100%	69%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H   Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Industrials Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$28.10	$32.69	$33.69	$28.04	$24.69
Income from Investment Operations
Net investment income (loss)B	.26	.24	.22	.23	.28
Net realized and unrealized gain (loss)	6.76	(2.90)	2.44	7.36	3.54
Total from investment operations	7.02	(2.66)	2.66	7.59	3.82
Distributions from net investment income	(.19)	(.20)	(.23)	(.20)	(.26)
Distributions from net realized gain	(1.21)	(1.73)	(3.43)	(1.74)	(.21)
Total distributions	(1.40)	(1.93)	(3.66)	(1.94)	(.47)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$33.72	$28.10	$32.69	$33.69	$28.04
Total ReturnD	25.18%	(8.29)%	8.74%	27.80%	15.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.78%	.81%	.85%
Expenses net of fee waivers, if any	.77%	.76%	.78%	.81%	.85%
Expenses net of all reductions	.77%	.76%	.78%	.81%	.84%
Net investment income (loss)	.83%	.79%	.68%	.74%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$1,006,420	$978,550	$1,142,689	$1,217,117	$873,266
Portfolio turnover rateG	62%H	75%H	72%H	58%	75%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H   Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Transportation Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$73.25	$94.04	$76.28	$57.75	$53.02
Income from Investment Operations
Net investment income (loss)B	.63	.50	.46	.45	.51
Net realized and unrealized gain (loss)	20.86	(15.81)	19.67	20.44	7.59
Total from investment operations	21.49	(15.31)	20.13	20.89	8.10
Distributions from net investment income	(.38)	(.52)	(.34)	(.27)	(.41)
Distributions from net realized gain	(1.39)	(4.95)	(2.04)	(2.09)	(2.96)
Total distributions	(1.77)	(5.48)C	(2.38)	(2.36)	(3.37)
Redemption fees added to paid in capitalB	.01	–D	.01	–D	–D
Net asset value, end of period	$92.98	$73.25	$94.04	$76.28	$57.75
Total ReturnE	29.40%	(16.28)%	26.80%	36.60%	16.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%	.81%	.81%	.85%	.89%
Expenses net of fee waivers, if any	.83%	.81%	.81%	.85%	.89%
Expenses net of all reductions	.82%	.80%	.81%	.84%	.86%
Net investment income (loss)	.76%	.60%	.53%	.68%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$643,067	$408,171	$1,146,633	$450,237	$212,956
Portfolio turnover rateH	104%	80%	72%I	78%	47%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $5.48 per share is comprised of distributions from net investment income of $.521 and distributions from net realized gain of $4.954 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I   Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

FTSE® Environmental Opportunities & Alternative Energy Index is a modified market capitalization-weighted index designed to measure the performance of the equity markets of securities derived from the FTSE® Environmental Opportunities USA Index and the largest 50 non-U.S. companies in the FTSE® Environmental Opportunities Renewable & Alternative Energy Index.

MSCI U.S. IMI Aerospace & Defense 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Aerospace & Defense companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Aerospace & Defense Index.

MSCI U.S. IMI Capital Goods 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Capital Goods companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Capital Goods Index.

MSCI U.S. IMI Industrials 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Industrials companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Industrials Index.

MSCI U.S. IMI Transportation 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Transportation companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Transportation Index.

Nasdaq North America Air Transportation Linked Index is a modified market capitalization-weighted index of stocks designed to provide exposure to companies in the United States or Canada that are in the industry of transportation via aircraft. The index consists of companies that are classified in the ICB subsectors of Aerospace, Delivery Services and Airlines. Index returns shown for periods prior to April 1, 2017 are returns of the S&P® Custom Air Transportation Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® Custom Air Transportation Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies engaged in the regional, national, and international movement of passengers, mail, and freight via aircraft. These companies are identified by S&P based on the specific policies of the fund.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910407.107	SELCI-PRO-0417

Fidelity® Select Portfolios®

Materials Sector

Fund	Ticker
Chemicals Portfolio	FSCHX

Gold Portfolio
Class/Ticker
Gold Portfolio	FSAGX

Materials Portfolio
Class/Ticker
Materials Portfolio	FSDPX

In this prospectus, the term "shares" (as it relates to a multiple class fund) means the class of shares offered through this prospectus.

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Chemicals Portfolio
Gold Portfolio
Materials Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Chemicals Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.25%
Total annual operating expenses	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, or marketing of products or services related to the chemical process industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Chemicals Industry Concentration.  The chemicals industry can be significantly affected by intense competition, product obsolescence, raw materials prices, and government regulation, and can be subject to risks associated with the production, handling, and disposal of hazardous components.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	25.28%	September 30, 2009
Lowest Quarter Return	(31.90)%	December 31, 2008
Year-to-Date Return	12.12%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio
Return Before Taxes	17.98%	14.60%	12.04%
Return After Taxes on Distributions	16.44%	13.21%	11.16%
Return After Taxes on Distributions and Sale of Fund Shares	10.95%	11.50%	9.86%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Chemicals 25-50 Index (reflects no deduction for fees, expenses, or taxes)	17.45%	14.76%	11.05%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Richard Malnight (portfolio manager) has managed the fund since October 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund/Class:
Gold Portfolio/Gold Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.28%
Acquired fund fees and expenses(a)	0.04%
Total annual operating expenses	0.87%
Fee waiver and/or expense reimbursement(a)	0.03%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.84%

(a)  The fund may invest in a wholly-owned subsidiary. The subsidiary has entered into a separate contract with Fidelity Management & Research Company (FMR), an affiliate of Fidelity SelectCo, LLC (SelectCo), the fund's investment adviser, for the management of its portfolio pursuant to which the subsidiary pays FMR a fee at an annual rate of 0.30% of its net assets. The subsidiary also pays certain other expenses including custody fees. SelectCo has contractually agreed to waive the fund's management fee in an amount equal to the management fee paid to FMR by the subsidiary. This arrangement will remain in effect for at least one year from the effective date of the prospectus, and will remain in effect thereafter as long as FMR's contract with the subsidiary is in place. If FMR's contract with the subsidiary is terminated, SelectCo, in its sole discretion, may discontinue the arrangement.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$86
3 years	$268
5 years	$466
10 years	$1,037

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks and in certain precious metals.
  Investing primarily in companies engaged in exploration, mining, processing, or dealing in gold, or to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.
  Normally investing at least 80% of assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins.
  Investing up to 25% of assets in gold and other precious metals through a wholly-owned subsidiary.
  Potentially investing in other precious metals, instruments whose value is linked to the price of precious metals, and securities of companies that manufacture and distribute precious metal and minerals products (such as jewelry, watches, and metal foil and leaf) and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Gold Industry Concentration.  The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries, as well as supply and demand for gold and operational costs associated with mining.
  Subsidiary Risk.  Investment in an unregistered subsidiary is not subject to the investor protections of the Investment Company Act of 1940 (1940 Act) and is subject to the risks associated with the gold industry. Changes in tax and other laws could negatively affect investments in the subsidiary.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	41.04%	March 31, 2016
Lowest Quarter Return	(37.37)%	June 30, 2013
Year-to-Date Return	9.71%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio
Return Before Taxes	47.28%	(13.99)%	(3.10)%
Return After Taxes on Distributions	45.19%	(14.23)%	(3.89)%
Return After Taxes on Distributions and Sale of Fund Shares	26.93%	(9.89)%	(1.88)%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Global BMI Gold Capped Index (reflects no deduction for fees, expenses, or taxes)	58.24%	(14.10)%	(4.20)%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Joe Wickwire (portfolio manager) has managed the fund since August 2007.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund/Class:
Materials Portfolio/Materials Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.26%
Total annual operating expenses	0.81%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$83
3 years	$259
5 years	$450
10 years	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Materials Industry Concentration.  The materials industries can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	26.47%	September 30, 2009
Lowest Quarter Return	(30.14)%	December 31, 2008
Year-to-Date Return	7.71%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio
Return Before Taxes	11.99%	8.41%	7.86%
Return After Taxes on Distributions	11.71%	7.51%	7.25%
Return After Taxes on Distributions and Sale of Fund Shares	7.02%	6.64%	6.41%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Materials 25-50 Index (reflects no deduction for fees, expenses, or taxes)	21.53%	11.22%	7.01%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Tobias Welo (portfolio manager) has managed the fund since January 2008.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Chemicals Portfolio

The fund invests primarily in companies engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies that produce industrial and basic chemicals, including plastics, synthetic fibers, and commodity-based paints and pigments; producers of fertilizer and other agriculture-related chemical products; manufacturers of industrial gases; and companies that produce adhesives, sealants, and other high value-added chemicals.

Gold Portfolio

The fund invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals. The fund normally invests at least 80% of its assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins.

Gold-related activities may include exploration, mining, processing, or dealing in gold, or the manufacture or distribution of gold products such as jewelry, watches, and gold foil and leaf. Companies principally engaged in gold-related activities may also include companies that invest in other companies engaged in gold-related activities. The Adviser treats investments in instruments whose value is linked to the price of gold as investments in gold bullion or coins.

The Adviser may invest up to 25% of the fund's assets in a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is managed by FMR and has the same investment objective as the fund. FMR intends to invest the Subsidiary's assets directly in gold and other precious metals, but may also make indirect investments through exchange traded funds. The Adviser may also invest the fund's assets in other precious metals in the form of bullion, coins, instruments whose value is linked to the price of precious metals, and securities of companies that manufacture and distribute precious metal and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in other precious metal and mineral-related activities.

Materials Portfolio

The fund invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Materials refers to industrial or agricultural materials and unfinished goods, such as chemicals, gases, metals, or other natural or synthetic materials.

These companies may include, for example, manufacturers of sand, lime, concrete and other building materials, metal, glass, plastic, or cardboard containers or packaging; producers of industrial and basic chemicals, including plastics, synthetic fibers, and commodity-based paints and pigments; fertilizer and other agriculture-related chemical products; companies that produce adhesives, sealants, and other high value-added chemicals; producers of aluminum and related materials; companies engaged in producing and extracting metals and minerals; producers of gold, iron, steel, and companies mining precious metals and minerals; and manufacturers of timber, related wood products, and paper.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks (and potentially in precious metals for Gold Portfolio).

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified.

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because each fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The chemicals industry can be significantly affected by competition, product obsolescence, raw materials prices, and government regulation. As regulations are developed and enforced, chemical companies could be required to alter or cease production of a product, to pay fines, to pay for cleaning up a disposal site, or to agree to restrictions on their operations. Some of the materials and processes used by these companies involve hazardous components and there can be risks associated with their production, handling, and disposal.

The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metal mining securities can be significantly impacted by changes in supply and demand and are subject to substantial fluctuations over short periods of time. Operational costs including labor and fuel can affect miners and the industry as a whole.

The materials industries can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Subsidiary Risk. The investments held by the Subsidiary are generally similar to those that are permitted to be held by Gold Portfolio and, therefore, the Subsidiary is subject to risks similar to those of that fund, including the risks of investing in the gold industry. Because the Subsidiary is organized under Cayman Islands law and is not registered under the 1940 Act, the Subsidiary is not subject to the investor protections of the 1940 Act. Gold Portfolio relies on a private letter ruling from the Internal Revenue Service with respect to its investment in the Subsidiary. Changes in U.S. or Cayman Islands laws could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541. FMR manages the Subsidiary. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Richard Malnight is portfolio manager of Chemicals Portfolio, which he has managed since October 2016. Since joining Fidelity Investments in 2007, Mr. Malnight has worked as a research analyst and portfolio manager.

Joe Wickwire is portfolio manager of Gold Portfolio, which he has managed since August 2007. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Wickwire has worked as a research analyst and portfolio manager.

Tobias Welo is portfolio manager of Materials Portfolio, which he has managed since January 2008. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The Subsidiary has entered into a separate contract with FMR for the management of its portfolio pursuant to which the Subsidiary pays FMR a fee at an annual rate of 0.30% of its net assets. The Adviser has contractually agreed to waive Gold Portfolio's management fee in an amount equal to the management fee paid to FMR by the Subsidiary. This arrangement may not be discontinued by the Adviser as long as its contract with the Subsidiary is in place.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended February 28, 2017, for each fund is shown in the following table. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

Chemicals Portfolio	0.55%
Gold Portfolio	0.55%
Materials Portfolio	0.55%

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Chemicals Portfolio
Rate	1.15%
Gold Portfolio
Rate	1.15%
Materials Portfolio
Rate	1.15%

Fund Distribution

Each of Gold Portfolio and Materials Portfolio is composed of multiple classes of shares. All classes of a multiple class fund have a common investment objective and investment portfolio.

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's or class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Financial Highlights for Gold Portfolio are presented on a consolidated basis for the fund and its subsidiary. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Chemicals Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$123.20	$153.34	$148.23	$122.98	$110.52
Income from Investment Operations
Net investment income (loss)B	1.82	1.87	1.64	1.23	1.84C
Net realized and unrealized gain (loss)	44.40	(23.41)	9.09	32.11	15.10
Total from investment operations	46.22	(21.54)	10.73	33.34	16.94
Distributions from net investment income	(1.68)	(1.81)	(1.42)	(1.18)	(1.55)
Distributions from net realized gain	(5.33)	(6.80)	(4.20)	(6.92)	(2.95)
Total distributions	(7.01)	(8.60)D	(5.62)	(8.10)	(4.49)E
Redemption fees added to paid in capitalB	–F	–F	–F	.01	.01
Net asset value, end of period	$162.41	$123.20	$153.34	$148.23	$122.98
Total ReturnG	38.02%	(14.46)%	7.52%	27.77%	15.61%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.80%	.79%	.81%	.83%
Expenses net of fee waivers, if any	.80%	.80%	.79%	.81%	.83%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.81%
Net investment income (loss)	1.26%	1.36%	1.10%	.91%	1.62%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,626,642	$1,046,827	$1,625,067	$1,429,434	$1,134,777
Portfolio turnover rateJ	85%	79%	80%K	109%	60%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.30 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

D  Total distributions of $8.60 per share is comprised of distributions from net investment income of $1.806 and distributions from net realized gain of $6.795 per share.

E  Total distributions of $4.49 per share is comprised of distributions from net investment income of $1.547 and distributions from net realized gain of $2.947 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Consolidated Financial Highlights — Gold Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.12	$18.50	$22.41	$30.72	$45.96
Income from Investment Operations
Net investment income (loss)B	(.09)	(.03)	(.04)	.06	.16
Net realized and unrealized gain (loss)	3.66	(.35)	(3.87)	(8.38)	(15.40)
Total from investment operations	3.57	(.38)	(3.91)	(8.32)	(15.24)
Distributions from net realized gain	(.68)	–	–	–	–
Total distributions	(.68)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$21.02	$18.12	$18.50	$22.41	$30.72
Total ReturnD	20.38%	(2.05)%	(17.45)%	(27.05)%	(33.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.97%	.94%	.94%	.93%
Expenses net of fee waivers, if any	.84%	.93%	.90%	.92%	.92%
Expenses net of all reductions	.84%	.93%	.90%	.91%	.92%
Net investment income (loss)	(.39)%	(.17)%	(.22)%	.27%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,271,458	$1,076,206	$992,944	$1,275,913	$2,301,019
Portfolio turnover rateG	28%	20%	20%	56%	18%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Materials Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.20	$80.77	$86.81	$73.68	$69.41
Income from Investment Operations
Net investment income (loss)B	.90	.98	.73	.58	.90
Net realized and unrealized gain (loss)	18.34	(16.89)	1.05	14.63	5.71
Total from investment operations	19.24	(15.91)	1.78	15.21	6.61
Distributions from net investment income	(.80)	(.76)	(.65)	(.48)	(.79)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.80)	(1.66)C	(7.82)	(2.08)	(2.34)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$81.64	$63.20	$80.77	$86.81	$73.68
Total ReturnE	30.52%	(19.81)%	2.46%	20.80%	9.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.81%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.81%	.81%	.80%	.82%	.85%
Expenses net of all reductions	.81%	.80%	.80%	.82%	.84%
Net investment income (loss)	1.22%	1.34%	.87%	.73%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$882,504	$711,985	$1,107,689	$1,231,942	$1,146,782
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I  Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

MSCI U.S. IMI Chemicals 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Chemicals companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Chemicals Index.

MSCI U.S. IMI Materials 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Materials companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Materials Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® Global BMI Gold Capped 20/45 Linked Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies that produce gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines. Index returns shown for periods prior to April 1, 2017 are returns of the S&P® Global BMI Gold Capped Index.

S&P® Global BMI Gold Capped Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies that produce gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910413.107	SELMT-PRO-0417

Fidelity® Select Portfolios®

Health Care Sector

Fund	Ticker
Biotechnology Portfolio	FBIOX

Health Care Portfolio	FSPHX

Health Care Services Portfolio	FSHCX

Medical Equipment and Systems Portfolio	FSMEX

Pharmaceuticals Portfolio	FPHAX

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medical Equipment and Systems Portfolio
Pharmaceuticals Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Biotechnology Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.20%
Total annual operating expenses	0.75%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$77
3 years	$240
5 years	$417
10 years	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, and distribution of various biotechnological products, services, and processes and companies that benefit significantly from scientific and technological advances in biotechnology.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Biotechnology Industry Concentration.  The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation, and revenue patterns can be erratic.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.79%	September 30, 2013
Lowest Quarter Return	(28.45)%	March 31, 2016
Year-to-Date Return	15.79%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio
Return Before Taxes	(23.72)%	21.52%	13.40%
Return After Taxes on Distributions	(24.32)%	20.11%	12.74%
Return After Taxes on Distributions and Sale of Fund Shares	(12.93)%	17.77%	11.35%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Biotechnology 25-50 Index (reflects no deduction for fees, expenses, or taxes)	(14.25)%	24.62%	14.98%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Rajiv Kaul (portfolio manager) has managed the fund since October 2005.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Health Care Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.19%
Total annual operating expenses	0.74%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$76
3 years	$237
5 years	$411
10 years	$918

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Health Care Industry Concentration.  The health care industries are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.58%	March 31, 2013
Lowest Quarter Return	(18.09)%	December 31, 2008
Year-to-Date Return	12.35%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio
Return Before Taxes	(10.68)%	19.13%	11.75%
Return After Taxes on Distributions	(10.80)%	16.41%	10.02%
Return After Taxes on Distributions and Sale of Fund Shares	(5.93)%	15.08%	9.40%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Health Care 25-50 Index (reflects no deduction for fees, expenses, or taxes)	(3.26)%	17.26%	10.16%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Edward Yoon (portfolio manager) has managed the fund since October 2008.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Health Care Services Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.23%
Total annual operating expenses	0.78%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$80
3 years	$249
5 years	$433
10 years	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Health Care Services Industry Concentration.  The health care services industry is subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	26.05%	June 30, 2009
Lowest Quarter Return	(25.94)%	March 31, 2008
Year-to-Date Return	7.45%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio
Return Before Taxes	2.25%	15.13%	9.53%
Return After Taxes on Distributions	1.17%	13.49%	8.60%
Return After Taxes on Distributions and Sale of Fund Shares	2.17%	11.89%	7.67%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Health Care Providers & Services 25-50 Index (reflects no deduction for fees, expenses, or taxes)	1.76%	18.55%	9.99%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Justin Segalini (co-manager) has managed the fund since January 2016.

Edward Yoon (co-manager) has managed the fund since January 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Medical Equipment and Systems Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual operating expenses	0.76%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$78
3 years	$243
5 years	$422
10 years	$942

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in research, development, manufacture, distribution, supply, or sale of medical equipment and devices and related technologies.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Medical Equipment and Systems Industry Concentration.  The medical equipment and systems industry can be significantly affected by patent considerations, competition, technology, government regulation, and government reimbursement for medical expenses.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.80%	June 30, 2016
Lowest Quarter Return	(25.55)%	December 31, 2008
Year-to-Date Return	14.69%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio
Return Before Taxes	8.68%	19.23%	12.13%
Return After Taxes on Distributions	7.16%	16.26%	10.37%
Return After Taxes on Distributions and Sale of Fund Shares	6.01%	15.01%	9.67%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Health Care Equipment & Supplies 25-50 Index (reflects no deduction for fees, expenses, or taxes)	7.87%	16.91%	8.85%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Edward Yoon (portfolio manager) has managed the fund since May 2007.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Pharmaceuticals Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.25%
Total annual operating expenses	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in companies engaged in the research, development, manufacture, sale, or distribution of pharmaceuticals and drugs of all types.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Pharmaceuticals Industry Concentration.  The pharmaceuticals industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, patent expirations, and intense competition.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	12.70%	March 31, 2013
Lowest Quarter Return	(14.69)%	March 31, 2008
Year-to-Date Return	6.81%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio
Return Before Taxes	(16.27)%	12.62%	10.17%
Return After Taxes on Distributions	(16.48)%	10.65%	8.95%
Return After Taxes on Distributions and Sale of Fund Shares	(9.04)%	10.03%	8.32%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Custom Pharmaceuticals Index (reflects no deduction for fees, expenses, or taxes)	(13.77)%	11.72%	8.66%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Asher Anolic (portfolio manager) has managed the fund since April 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Biotechnology Portfolio

The fund invests primarily in companies engaged in the research, development, manufacture, and distribution of various biotechnological products, services, and processes and companies that benefit significantly from scientific and technological advances in biotechnology. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies engaged in the development, manufacturing, or marketing of products based in whole or in part on genetic analysis and genetic engineering.

Health Care Portfolio

The fund invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies engaged in the development, manufacturing, or marketing of products based on biotechnology research; companies engaged in research, development, or production of pharmaceuticals, including veterinary drugs; manufacturers, distributors, and wholesalers of health care equipment, devices, and supplies including drug delivery systems and eye care products; and owners and operators of health care facilities, HMOs, and other managed plans.

Health Care Services Portfolio

The fund invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, owners and operators of health care facilities, HMOs, and other managed plans; other health care providers and health care service companies; and distributors and wholesalers of health care products.

Medical Equipment and Systems Portfolio

The fund invests primarily in companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, manufacturers of health care equipment and supplies including drug delivery systems and eye care products.

Pharmaceuticals Portfolio

The fund invests primarily in companies engaged in the research, development, manufacture, sale, or distribution of pharmaceuticals and drugs of all types. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale, or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks.

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified.

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because each fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation. Revenue patterns can be erratic. For example, biotechnology companies can have persistent losses during a new product's development phase.

The health care industries are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care industries can be significantly affected by patent expirations.

The health care services industry is subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses. Federal and state governments provide a substantial percentage of revenues to health care service providers via Medicare and Medicaid. The industry can also be significantly affected by rising costs of medical products and services, pricing pressure from health maintenance organizations, and an increased emphasis on outpatient services.

The medical equipment and systems industry can be significantly affected by patent considerations, competition, rapid technological change and obsolescence, government regulation, and government reimbursement for medical expenses.

The pharmaceuticals industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, patent expirations, and intense competition.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Health Care Services Portfolio imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Biotechnology Portfolio, Health Care Portfolio, Medical Equipment and Systems Portfolio, or Pharmaceuticals Portfolio is its NAV. The price to sell one share of Health Care Services Portfolio is its NAV, minus the short-term redemption fee, if applicable.

For Health Care Services Portfolio, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Health Care Services Portfolio also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity® fund small balance maintenance fees.
  Redemptions related to death or due to a divorce decree.
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees.
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Health Care Services Portfolio reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Rajiv Kaul is portfolio manager of Biotechnology Portfolio, which he has managed since October 2005. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and portfolio manager.

Edward Yoon is portfolio manager of Health Care Portfolio and Medical Equipment and Systems Portfolio, and is co-manager of Health Care Services Portfolio, which he has managed since October 2008, May 2007, and January 2016, respectively. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Yoon has worked as a research analyst and portfolio manager.

Justin Segalini is co-manager of Health Care Services Portfolio, which he has managed since January 2016. Since joining Fidelity Investments in 2007, Mr. Segalini has worked as a research analyst, sector specialist, and portfolio manager.

Asher Anolic is portfolio manager of Pharmaceuticals Portfolio, which he has managed since April 2013. Since joining Fidelity Investments in 2008, Mr. Anolic has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended February 28, 2017, for each fund is shown in the following table. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

Biotechnology Portfolio	0.55%
Health Care Portfolio	0.55%
Health Care Services Portfolio	0.55%
Medical Equipment and Systems Portfolio	0.55%
Pharmaceuticals Portfolio	0.55%

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Biotechnology Portfolio
Rate	1.15%
Health Care Portfolio
Rate	1.15%
Health Care Services Portfolio
Rate	1.15%
Medical Equipment and Systems Portfolio
Rate	1.15%
Pharmaceuticals Portfolio
Rate	1.15%

Fund Distribution

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Biotechnology Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$162.01	$248.00	$221.45	$120.51	$97.78
Income from Investment Operations
Net investment income (loss)B	(.78)	(.95)	(.87)	(.54)	(.16)
Net realized and unrealized gain (loss)	47.93	(69.22)	51.24	101.91	29.36
Total from investment operations	47.15	(70.17)	50.37	101.37	29.20
Distributions from net realized gain	(5.96)	(15.84)	(23.84)	(.46)	(6.48)
Total distributions	(5.96)	(15.84)	(23.84)	(.46)	(6.48)
Redemption fees added to paid in capitalB	.01	.02	.02	.03	.01
Net asset value, end of period	$203.21	$162.01	$248.00	$221.45	$120.51
Total ReturnC	29.67%	(30.35)%	24.21%	84.25%	31.78%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.73%	.74%	.76%	.81%
Expenses net of fee waivers, if any	.75%	.73%	.74%	.76%	.80%
Expenses net of all reductions	.74%	.73%	.74%	.75%	.79%
Net investment income (loss)	(.43)%	(.39)%	(.41)%	(.32)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,573,681	$9,723,599	$13,277,052	$11,033,313	$3,450,725
Portfolio turnover rateF	28%	35%	61%	35%	42%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F   Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Health Care Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$180.53	$236.43	$216.88	$144.20	$133.07
Income from Investment Operations
Net investment income (loss)B	.23	(.07)	(.38)	(.20)	.50
Net realized and unrealized gain (loss)	29.29	(31.64)	50.00	92.44	24.74
Total from investment operations	29.52	(31.71)	49.62	92.24	25.24
Distributions from net investment income	(.23)	–	–	(.03)	(.44)
Distributions from net realized gain	(.90)	(24.20)	(30.08)	(19.53)	(13.67)
Total distributions	(1.14)C	(24.20)	(30.08)	(19.57)D	(14.11)
Redemption fees added to paid in capitalB	–E	.01	.01	.01	–E
Net asset value, end of period	$208.91	$180.53	$236.43	$216.88	$144.20
Total ReturnF	16.43%	(14.90)%	25.44%	67.13%	20.07%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.73%	.74%	.77%	.79%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.77%	.79%
Expenses net of all reductions	.73%	.72%	.74%	.76%	.78%
Net investment income (loss)	.12%	(.03)%	(.18)%	(.11)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$6,628,882	$7,439,085	$9,831,808	$6,180,280	$2,724,341
Portfolio turnover rateI	49%J	76%	98%J	99%	95%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Total distributions of $1.14 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.904 per share.

D  Total distributions of $19.57 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $19.532 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I   Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J   Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Health Care Services Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$78.59	$87.26	$75.55	$59.90	$61.26
Income from Investment Operations
Net investment income (loss)B	.12	(.03)	(.09)	(.07)	.06
Net realized and unrealized gain (loss)	15.03	(5.21)	19.25	20.08	1.77
Total from investment operations	15.15	(5.24)	19.16	20.01	1.83
Distributions from net investment income	(.13)	(.02)	–	–	(.03)
Distributions from net realized gain	(3.68)	(3.41)	(7.45)	(4.36)	(3.16)
Total distributions	(3.81)	(3.43)	(7.45)	(4.36)	(3.19)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$89.93	$78.59	$87.26	$75.55	$59.90
Total ReturnD	19.71%	(6.30)%	26.88%	34.22%	3.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.77%	.79%	.82%	.84%
Expenses net of fee waivers, if any	.78%	.77%	.79%	.82%	.84%
Expenses net of all reductions	.78%	.77%	.79%	.82%	.83%
Net investment income (loss)	.15%	(.03)%	(.12)%	(.10)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$760,108	$837,518	$878,416	$692,486	$562,949
Portfolio turnover rateG	26%	39%	44%	65%	96%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G   Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Medical Equipment and Systems Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.75	$41.90	$38.03	$30.60	$28.02
Income from Investment Operations
Net investment income (loss)B	.01	(.03)	.04	.01	.04
Net realized and unrealized gain (loss)	9.87	(2.25)	9.86	10.94	3.77
Total from investment operations	9.88	(2.28)	9.90	10.95	3.81
Distributions from net investment income	–	(.01)	(.05)	–	(.05)
Distributions from net realized gain	(2.15)	(5.86)	(5.98)	(3.52)	(1.18)
Total distributions	(2.15)	(5.87)	(6.03)	(3.52)	(1.23)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$41.48	$33.75	$41.90	$38.03	$30.60
Total ReturnD	30.13%	(6.63)%	28.52%	37.03%	14.09%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.76%	.77%	.80%	.83%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.80%	.83%
Expenses net of all reductions	.76%	.75%	.77%	.79%	.82%
Net investment income (loss)	.01%	(.09)%	.11%	.04%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$3,134,376	$1,915,772	$2,107,515	$1,720,317	$1,404,437
Portfolio turnover rateG	55%	46%	106%	75%	69%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G   Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Pharmaceuticals Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.20	$23.08	$21.39	$16.13	$14.11
Income from Investment Operations
Net investment income (loss)B	.22	.24	.14	.26	.23
Net realized and unrealized gain (loss)	(.13)	(2.52)	3.76	6.96	2.26
Total from investment operations	.09	(2.28)	3.90	7.22	2.49
Distributions from net investment income	(.18)	(.17)	(.18)	(.18)	(.20)
Distributions from net realized gain	–	(2.43)	(2.03)	(1.77)	(.27)
Total distributions	(.18)	(2.60)	(2.21)	(1.96)C	(.47)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$18.11	$18.20	$23.08	$21.39	$16.13
Total ReturnE	.57%	(11.33)%	20.04%	46.77%	17.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.78%	.79%	.82%	.85%
Expenses net of fee waivers, if any	.80%	.78%	.79%	.81%	.85%
Expenses net of all reductions	.79%	.77%	.79%	.81%	.84%
Net investment income (loss)	1.16%	1.09%	.66%	1.39%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$1,000,937	$1,693,410	$1,892,865	$1,634,743	$911,064
Portfolio turnover rateH	77%	77%	72%I	95%	54%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Total distributions of $1.96 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.773 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H   Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I   Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

MSCI North America IMI + ADR Custom Pharmaceuticals 25/50 Linked Index is a float-adjusted market capitalization weighted index designed to measure the performance of companies engaged in the research, development or production of pharmaceuticals, including veterinary drugs. The index is composed of securities in the large, mid and small cap size-segments of the United States and Canada markets, as well as the American Depositary Receipts (ADRs) of companies from other developed foreign markets. The index is capped using the MSCI 25/50 methodology on a quarterly basis. Index returns shown for periods prior to April 1, 2017 are returns of the S&P® Custom Pharmaceuticals Index; returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Pharmaceuticals Index.

MSCI U.S. IMI Biotechnology 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Biotechnology companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Biotechnology Index.

MSCI U.S. IMI Health Care 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Health Care companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Health Care Index.

MSCI U.S. IMI Health Care Equipment & Supplies 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Health Care Equipment & Supplies companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Health Care Equipment & Supplies Index.

MSCI U.S. IMI Health Care Providers & Services 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Health Care Providers & Services companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Health Care Providers & Services Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® Custom Pharmaceuticals Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies engaged in the research, development, manufacture, sale, or distribution of pharmaceuticals and drugs of all types. These companies are identified by S&P® based on the specific policies of the fund. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Pharmaceuticals Index.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910405.107	SELHC-PRO-0417

Fidelity® Select Portfolios®

Utilities Sector

Fund/Ticker

Utilities Portfolio
/ FSUTX

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Utilities Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Utilities Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.24%
Total annual operating expenses	0.79%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$81
3 years	$252
5 years	$439
10 years	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Utilities Industry Concentration.  The utilities industries can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, intense competition, natural resource conservation, and commodity price fluctuations.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.30%	March 31, 2013
Lowest Quarter Return	(26.14)%	September 30, 2008
Year-to-Date Return	8.15%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio
Return Before Taxes	14.00%	9.79%	5.64%
Return After Taxes on Distributions	13.31%	8.84%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares	8.45%	7.66%	4.47%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Utilities 25-50 Index (reflects no deduction for fees, expenses, or taxes)	17.62%	10.83%	7.27%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Douglas Simmons (portfolio manager) has managed the fund since October 2006.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Utilities Portfolio seeks capital appreciation.

Principal Investment Strategies

The fund invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies that produce electricity, including nuclear and non-nuclear facilities; companies that distribute and transmit natural and manufactured gas; water treatment and other utility companies; and other companies that operate as independent power producers, gas and power marketing and trading specialists and/or integrated energy merchants. In managing the fund the Adviser generally emphasizes power and gas utilities and not telephone companies and telecommunications utilities.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests the fund's assets primarily in common stocks.

The fund may invest in domestic and foreign securities.

In addition to concentrating on particular industries, the fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is considered non-diversified.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

The fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a shareholder vote. The fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The utilities industries can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is the fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the fund on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the fund.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Douglas Simmons is portfolio manager of the fund, which he has managed since October 2006. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Simmons has worked as a portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended February 28, 2017, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rate. Voluntary arrangements may be discontinued at any time.

Utilities Portfolio
Rate	1.15%

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Utilities Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$66.88	$72.85	$70.64	$61.04	$52.56
Income from Investment Operations
Net investment income (loss)B	1.52	1.39	1.41	1.49	1.41
Net realized and unrealized gain (loss)	10.44	(4.49)	6.40	9.80	7.70
Total from investment operations	11.96	(3.10)	7.81	11.29	9.11
Distributions from net investment income	(1.77)	(1.60)	(1.20)	(1.07)	(.63)
Distributions from net realized gain	(.02)	(1.27)	(4.42)	(.62)	–
Total distributions	(1.79)	(2.87)	(5.61)C	(1.69)	(.63)
Redemption fees added to paid in capitalB	–D	–D	.01	–D	–D
Net asset value, end of period	$77.05	$66.88	$72.85	$70.64	$61.04
Total ReturnE	18.21%	(4.19)%	11.22%	18.71%	17.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.80%	.80%	.82%	.83%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.82%	.83%
Expenses net of all reductions	.78%	.78%	.80%	.80%	.79%
Net investment income (loss)	2.09%	2.05%	1.89%	2.28%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$696,138	$808,235	$988,426	$695,932	$532,382
Portfolio turnover rateH	70%I	74%	129%I	160%	158%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $5.61 per share is comprised of distributions from net investment income of $1.199 and distributions from net realized gain of $4.415 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H   Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I  Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

MSCI U.S. IMI Utilities 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Utilities companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Utilities Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910416.107	SELUTL-PRO-0417

Fidelity® Select Portfolios®

Financials Sector

Fund	Ticker
Banking Portfolio	FSRBX

Brokerage and Investment Management Portfolio	FSLBX

Consumer Finance Portfolio	FSVLX

Financial Services Portfolio	FIDSX

Insurance Portfolio	FSPCX

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Banking Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.24%
Total annual operating expenses	0.79%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$81
3 years	$252
5 years	$439
10 years	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in banking.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Banking Industry Concentration.  The banking industry can be significantly affected by legislation, regulation, competition and by changes in general economic conditions and interest rates.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	29.76%	June 30, 2009
Lowest Quarter Return	(33.33)%	March 31, 2009
Year-to-Date Return	0.16%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio
Return Before Taxes	26.84%	18.57%	2.48%
Return After Taxes on Distributions	26.61%	17.74%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares	15.38%	14.96%	1.84%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI US IMI Banks 5% Capped Linked Index (reflects no deduction for fees, expenses, or taxes)	33.36%	20.49%	0.25%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matt Reed (portfolio manager) has managed the fund since September 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Brokerage and Investment Management Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.27%
Total annual operating expenses	0.82%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$84
3 years	$262
5 years	$455
10 years	$1,014

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 146% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Brokerage and Investment Management Industry Concentration.  The brokerage and investment management industry can be significantly affected by stock and bond market activity, changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	42.98%	June 30, 2009
Lowest Quarter Return	(29.70)%	December 31, 2008
Year-to-Date Return	4.03%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio
Return Before Taxes	6.70%	14.13%	2.38%
Return After Taxes on Distributions	6.39%	13.43%	1.76%
Return After Taxes on Distributions and Sale of Fund Shares	4.05%	11.35%	1.88%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Capital Markets 5% Capped Linked Index (reflects no deduction for fees, expenses, or taxes)	9.98%	15.16%	(0.07)%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Daniel Dittler (portfolio manager) has managed the fund since July 2015.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Consumer Finance Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.39%
Total annual operating expenses	0.94%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$96
3 years	$300
5 years	$520
10 years	$1,155

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in providing products and services associated with consumer finance.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Consumer Finance Industry Concentration.  The consumer finance industry can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity, interest rate changes, and government regulation.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Prior to December 1, 2010, the fund was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	21.38%	March 31, 2012
Lowest Quarter Return	(25.20)%	December 31, 2007
Year-to-Date Return	2.17%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Consumer Finance Portfolio
Return Before Taxes	14.59%	15.76%	(5.45)%
Return After Taxes on Distributions	13.28%	12.60%	(7.10)%
Return After Taxes on Distributions and Sale of Fund Shares	8.84%	12.07%	(4.06)%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Consumer Finance Index (reflects no deduction for fees, expenses, or taxes)	17.83%	14.45%	1.93%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Shilpa Mehra (portfolio manager) has managed the fund since April 2012.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Financial Services Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.22%
Total annual operating expenses	0.77%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$79
3 years	$246
5 years	$428
10 years	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in providing financial services to consumers and industry.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financials Industry Concentration.  The financials industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	37.51%	June 30, 2009
Lowest Quarter Return	(27.62)%	December 31, 2008
Year-to-Date Return	1.64%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio
Return Before Taxes	18.67%	16.62%	(0.03)%
Return After Taxes on Distributions	18.39%	16.25%	(0.37)%
Return After Taxes on Distributions and Sale of Fund Shares	10.80%	13.42%	(0.02)%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI US IMI Financials 5% Capped Linked Index (reflects no deduction for fees, expenses, or taxes)	24.74%	18.98%	1.23%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Christopher Lee (portfolio manager) has managed the fund since May 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Insurance Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.25%
Total annual operating expenses	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Insurance Industry Concentration.  The insurance industry is subject to extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	28.40%	September 30, 2009
Lowest Quarter Return	(17.71)%	March 31, 2009
Year-to-Date Return	2.90%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio
Return Before Taxes	18.17%	18.25%	4.99%
Return After Taxes on Distributions	17.32%	16.61%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	10.88%	14.42%	3.78%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Insurance 25-50 Index (reflects no deduction for fees, expenses, or taxes)	18.76%	18.37%	3.92%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Peter Deutsch (portfolio manager) has managed the fund since June 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Banking Portfolio

The fund invests primarily in companies engaged in banking. The fund normally invests at least 80% of its assets in securities of companies principally engaged in banking activities.

Brokerage and Investment Management Portfolio

The fund invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, investment management firms; institutions providing custody services; investment banks; brokerage and asset management firms; and other financial institutions engaged in capital markets.

Consumer Finance Portfolio

The fund invests primarily in companies providing products and services associated with consumer finance. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, financial institutions providing auto loans, credit cards, mortgages, student loans or services related to these activities.

Financial Services Portfolio

The fund invests primarily in companies that provide financial services to consumers and industry. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, investment banks; brokerage and asset management firms; companies providing life, health, and/or property and casualty insurance; commercial banks; financial institutions providing mortgages and mortgage-related services, including mortgage REITS; providers of personal loans and other consumer finance services; credit agencies; stock exchanges; investment management firms; institutions providing custody services; and reinsurance companies.

Insurance Portfolio

The fund invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies providing life, health, and/or property and casualty insurance; and reinsurance companies.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks.

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified (except for Banking Portfolio and Financial Services Portfolio, which are diversified funds).

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, and Insurance Portfolio may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The banking industry can be significantly affected by legislation, regulation, competition, changing economic conditions, changing interest rates, and instability in the financial markets in general. Credit losses resulting from financial difficulties of borrowers can have a significant negative impact. Changes in legislation in past years have increased competition in the industry.

The brokerage and investment management industry can be significantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in this industry can be closely tied to the stock and bond markets and can suffer during market declines. Revenues can depend on overall market activity.

The consumer finance industry can be significantly affected by changing economic conditions, demand for consumer loans, and refinancing activity. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the consumer finance industry. Companies in the consumer finance industry are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable.

The financials industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, and Insurance Portfolio impose a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Financial Services Portfolio is its NAV. The price to sell one share of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, or Insurance Portfolio is its NAV, minus the short-term redemption fee, if applicable.

For each of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, and Insurance Portfolio, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within a fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, and Insurance Portfolio also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity® fund small balance maintenance fees.
  Redemptions related to death or due to a divorce decree.
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees.
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, and Insurance Portfolio reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matt Reed is portfolio manager of Banking Portfolio, which he has managed since September 2016. Since joining Fidelity Investments in 2008, Mr. Reed has worked as a research analyst and portfolio manager.

Daniel Dittler is portfolio manager of Brokerage and Investment Management Portfolio, which he has managed since July 2015. Since joining Fidelity Investments in 2008, Mr. Dittler has worked as an equity research analyst and portfolio manager.

Shilpa Mehra is portfolio manager of Consumer Finance Portfolio, which she has managed since April 2012. Since joining Fidelity Investments in 2009, Ms. Mehra has worked as a research analyst and portfolio manager.

Christopher Lee is portfolio manager of Financial Services Portfolio, which he has managed since May 2013. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

Peter Deutsch is portfolio manager of Insurance Portfolio, which he has managed since June 2013. Since joining Fidelity Investments in 2010, Mr. Deutsch has worked as an equity research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended February 28, 2017, for each fund is shown in the following table. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

Banking Portfolio	0.55%
Brokerage and Investment Management Portfolio	0.55%
Consumer Finance Portfolio	0.55%
Financial Services Portfolio	0.55%
Insurance Portfolio	0.55%

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Banking Portfolio
Rate	1.15%
Brokerage and Investment Management Portfolio
Rate	1.15%
Consumer Finance Portfolio
Rate	1.15%
Financial Services Portfolio
Rate	1.15%
Insurance Portfolio
Rate	1.15%

Fund Distribution

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Banking Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.70	$26.24	$26.11	$20.58	$17.83
Income from Investment Operations
Net investment income (loss)B	.33	.33	.30	.29	.26
Net realized and unrealized gain (loss)	11.85	(3.43)	1.04	5.97	2.73
Total from investment operations	12.18	(3.10)	1.34	6.26	2.99
Distributions from net investment income	(.25)	(.28)	(.34)	(.20)	(.24)
Distributions from net realized gain	–	(1.16)	(.87)	(.53)	–
Total distributions	(.25)	(1.44)	(1.21)	(.73)	(.24)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$33.63	$21.70	$26.24	$26.11	$20.58
Total ReturnD	56.16%	(12.57)%	5.30%	30.48%	16.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.79%	.80%	.81%	.85%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.81%	.85%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.83%
Net investment income (loss)	1.20%	1.27%	1.14%	1.22%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$1,261,859	$565,479	$584,635	$809,980	$530,562
Portfolio turnover rateG	34%	63%	65%	91%	69%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Brokerage and Investment Management Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$54.65	$74.78	$71.99	$55.99	$47.28
Income from Investment Operations
Net investment income (loss)B	.89	.72	.96	.99	1.31
Net realized and unrealized gain (loss)	16.44	(16.77)	4.39	15.41	8.52
Total from investment operations	17.33	(16.05)	5.35	16.40	9.83
Distributions from net investment income	(.83)	(.74)	(.83)	(.39)	(1.12)
Distributions from net realized gain	(.01)	(3.34)	(1.73)	(.02)	–
Total distributions	(.85)C	(4.08)	(2.56)	(.40)D	(1.12)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$71.13	$54.65	$74.78	$71.99	$55.99
Total ReturnF	31.76%	(22.23)%	7.43%	29.29%	21.08%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.79%	.79%	.82%	.87%
Expenses net of fee waivers, if any	.82%	.79%	.79%	.82%	.87%
Expenses net of all reductions	.80%	.78%	.79%	.80%	.78%
Net investment income (loss)	1.43%	1.02%	1.32%	1.52%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$405,283	$310,570	$577,953	$834,222	$604,773
Portfolio turnover rateI	146%	67%	31%	182%	308%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Total distributions of $.85 per share is comprised of distributions from net investment income of $.831 and distributions from net realized gain of $.014 per share.

D  Total distributions of $.40 per share is comprised of distributions from net investment income of $.388 and distributions from net realized gain of $.016 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Consumer Finance Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.94	$14.01	$16.16	$15.37	$12.62
Income from Investment Operations
Net investment income (loss)B	.21	.20	.22	.34	.28
Net realized and unrealized gain (loss)	3.38	(1.99)	.95	3.18	2.72
Total from investment operations	3.59	(1.79)	1.17	3.52	3.00
Distributions from net investment income	(.23)	(.20)	(.30)	(.40)	(.24)
Distributions from net realized gain	(.28)	(1.08)	(3.03)	(2.33)	(.01)
Total distributions	(.51)	(1.28)	(3.32)C	(2.73)	(.25)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$14.02	$10.94	$14.01	$16.16	$15.37
Total ReturnE	33.57%	(14.01)%	7.69%	24.31%	23.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.90%	.88%	.85%	.89%
Expenses net of fee waivers, if any	.94%	.89%	.88%	.85%	.89%
Expenses net of all reductions	.93%	.89%	.88%	.83%	.86%
Net investment income (loss)	1.72%	1.53%	1.45%	2.07%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$101,823	$86,643	$134,569	$250,222	$303,556
Portfolio turnover rateH	44%	48%	71%	89%	79%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $3.32 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $3.026 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Financial Services Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$75.00	$88.84	$80.90	$65.56	$57.57
Income from Investment Operations
Net investment income (loss)B	.95	.87	.84	1.06	.99
Net realized and unrealized gain (loss)	28.09	(13.34)	8.75	15.03	7.75
Total from investment operations	29.04	(12.47)	9.59	16.09	8.74
Distributions from net investment income	(.99)	(.78)	(.89)	(.75)	(.75)
Distributions from net realized gain	–	(.59)	(.76)	–	–
Total distributions	(.99)	(1.37)	(1.65)	(.75)	(.75)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$103.05	$75.00	$88.84	$80.90	$65.56
Total ReturnD	38.78%	(14.18)%	11.87%	24.56%	15.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.76%	.78%	.83%	.87%
Expenses net of fee waivers, if any	.77%	.76%	.78%	.83%	.87%
Expenses net of all reductions	.76%	.75%	.78%	.81%	.78%
Net investment income (loss)	1.10%	1.01%	.99%	1.43%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$1,019,656	$1,043,574	$1,385,490	$779,524	$616,059
Portfolio turnover rateG	84%H	55%	42%H	197%	271%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Insurance Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.15	$66.87	$66.08	$56.81	$47.56
Income from Investment Operations
Net investment income (loss)B	.99	.89	.96	.75	.68
Net realized and unrealized gain (loss)	18.64	(2.50)	7.13	13.75	10.06
Total from investment operations	19.63	(1.61)	8.09	14.50	10.74
Distributions from net investment income	(.89)	(.74)	(.96)	(.61)	(.52)
Distributions from net realized gain	(1.29)	(1.37)	(6.34)	(4.62)	(.97)
Total distributions	(2.18)	(2.11)	(7.30)	(5.23)	(1.49)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$80.60	$63.15	$66.87	$66.08	$56.81
Total ReturnD	31.60%	(2.54)%	13.01%	25.82%	22.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.81%	.83%	.87%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.83%	.87%
Expenses net of all reductions	.79%	.80%	.81%	.82%	.85%
Net investment income (loss)	1.37%	1.32%	1.44%	1.17%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$647,787	$459,854	$401,818	$430,482	$307,071
Portfolio turnover rateG	16%	25%	26%	126%	157%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

MSCI US IMI Banks 5% Capped Linked Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Banks in the MSCI US Investable Market 2500 Index. The MSCI US Investable Market 2500 Index is the aggregation of the MSCI US Large Cap 300, Mid Cap 450, and Small Cap 1750 indices. No group entity can exceed 5% of the index weight. Index returns shown for periods prior to September 1, 2016 are returns of the MSCI US IMI Banks 25/50; Index returns shown for periods prior to January 1, 2010 are returns of the MSCI US Investable Market Banks Index.

MSCI U.S. IMI Capital Markets 5% Capped Linked Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Capital Markets companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Capital Markets Index.

MSCI US IMI Financials 5% Capped Linked Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Financials companies in the MSCI US Investable Market 2500 Index. The MSCI US Investable Market 2500 Index is the aggregation of the MSCI US Large Cap 300, Mid Cap 450, and Small Cap 1750 indices. No group entity can exceed 5% of the index weight. Index returns shown for periods prior to September 1, 2016 are returns of the MSCI US IMI Financials 25/50 Index; returns shown for periods prior to January 1, 2010 are returns of the MSCI US Investable Market Financials Index.

MSCI U.S. IMI Insurance 25-50 Indexis a modified market capitalization-weighted index of stocks designed to measure the performance of Insurance companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Insurance Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P Consumer Finance Index is a modified market capitalization-weighted index designed to measure the performance of a subset of companies trading on U.S. stock exchanges whose primary business is related to consumer lending and consumer finance related activities.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.910402.107	SELFIN-PRO-0417

Fidelity® Select Portfolios®

Information Technology Sector

Fund	Ticker
Communications Equipment Portfolio	FSDCX

Computers Portfolio	FDCPX

IT Services Portfolio	FBSOX

Semiconductors Portfolio (formerly Electronics Portfolio)	FSELX

Software and IT Services Portfolio	FSCSX

Technology Portfolio	FSPTX

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Communications Equipment Portfolio
Computers Portfolio
IT Services Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Technology Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Communications Equipment Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.33%
Total annual operating expenses	0.88%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$90
3 years	$281
5 years	$488
10 years	$1,084

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the development, manufacture, or sale of communications equipment.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Communications Equipment Industry Concentration.  The communications equipment industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	38.25%	June 30, 2009
Lowest Quarter Return	(30.43)%	December 31, 2008
Year-to-Date Return	5.06%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio
Return Before Taxes	19.88%	10.95%	6.22%
Return After Taxes on Distributions	19.55%	10.19%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares	11.50%	8.52%	4.91%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Custom Communications Equipment Index (reflects no deduction for fees, expenses, or taxes)	11.08%	9.18%	2.82%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Colin Anderson (portfolio manager) has managed the fund since October 2014.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Computers Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.26%
Total annual operating expenses	0.81%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$83
3 years	$259
5 years	$450
10 years	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in research, design, development, manufacture, or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Computer Industry Concentration.  The computer industry can be significantly affected by competitive pressures, changing domestic and international demand, research and development costs, availability and price of components, and product obsolescence.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	26.85%	September 30, 2009
Lowest Quarter Return	(28.76)%	December 31, 2008
Year-to-Date Return	15.95%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio
Return Before Taxes	15.81%	11.40%	8.88%
Return After Taxes on Distributions	14.12%	10.27%	8.32%
Return After Taxes on Distributions and Sale of Fund Shares	10.36%	8.97%	7.23%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Fidelity Computers & Peripherals Linked Index℠ (reflects no deduction for fees, expenses, or taxes)	16.87%	7.85%	8.94%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Christopher Lin (portfolio manager) has managed the fund since January 2013.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
IT Services Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.24%
Total annual operating expenses	0.79%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$81
3 years	$252
5 years	$439
10 years	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in providing information technology services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  IT Services Industry Concentration.  The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to continued demand for IT services.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.56%	September 30, 2009
Lowest Quarter Return	(23.79)%	December 31, 2008
Year-to-Date Return	7.30%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio
Return Before Taxes	5.19%	18.33%	12.83%
Return After Taxes on Distributions	5.11%	17.37%	12.10%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	14.73%	10.58%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Information Technology Services 25-50 Index (reflects no deduction for fees, expenses, or taxes)	11.40%	15.46%	11.00%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Daniel Sherwood (portfolio manager) has managed the fund since October 2015.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Semiconductors Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)

Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.22%
Total annual operating expenses	0.77%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$79
3 years	$246
5 years	$428
10 years	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the design, manufacture, or sale of electronic components; equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Electronics Industry Concentration.  The electronics industry can be significantly affected by rapid obsolescence, intense competition, and global demand.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	25.61%	September 30, 2009
Lowest Quarter Return	(26.31)%	December 31, 2008
Year-to-Date Return	9.53%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio
Return Before Taxes	32.38%	21.98%	10.85%
Return After Taxes on Distributions	30.94%	20.28%	10.03%
Return After Taxes on Distributions and Sale of Fund Shares	19.12%	17.32%	8.66%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index (reflects no deduction for fees, expenses, or taxes)	31.21%	19.86%	9.31%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Stephen Barwikowski (portfolio manager) has managed the fund since January 2009.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Software and IT Services Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual operating expenses	0.76%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$78
3 years	$243
5 years	$422
10 years	$942

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in research, design, production, or distribution of products or processes that relate to software or information-based services.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Software and Information Technology Services Industry Concentration.  The software and information technology services industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.44%	March 31, 2012
Lowest Quarter Return	(20.77)%	December 31, 2008
Year-to-Date Return	11.24%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio
Return Before Taxes	10.31%	18.66%	12.72%
Return After Taxes on Distributions	9.13%	16.57%	11.31%
Return After Taxes on Distributions and Sale of Fund Shares	6.49%	14.60%	10.19%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Software & Services 25-50 Index (reflects no deduction for fees, expenses, or taxes)	8.57%	17.12%	10.86%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Ali Khan (portfolio manager) has managed the fund since July 2014.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Technology Portfolio

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.22%
Total annual operating expenses	0.77%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$79
3 years	$246
5 years	$428
10 years	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Technology Industry Concentration.  The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	32.35%	June 30, 2009
Lowest Quarter Return	(27.69)%	December 31, 2008
Year-to-Date Return	17.41%	March 31, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio
Return Before Taxes	11.94%	15.48%	10.12%
Return After Taxes on Distributions	11.53%	13.35%	9.10%
Return After Taxes on Distributions and Sale of Fund Shares	7.09%	11.72%	7.99%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Information Technology 25-50 Index (reflects no deduction for fees, expenses, or taxes)	13.85%	16.19%	9.93%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Charlie Chai (portfolio manager) has managed the fund since January 2007.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Principal Investment Strategies

Communications Equipment Portfolio

The fund invests primarily in companies engaged in the development, manufacture, or sale of communications equipment. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, manufacturers of communications equipment and products, including LANs, WANs, routers, telephones, switchboards and exchanges.

Computers Portfolio

The fund invests primarily in companies engaged in research, design, development, manufacture or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, manufacturers of personal computers, servers, mainframes and workstations, including ATMs; and manufacturers of electronic computer components and peripherals, including data storage components, motherboards, audio and video cards, monitors, keyboards, printers, and other peripherals, and providers of related services.

IT Services Portfolio

The fund invests primarily in companies engaged in providing information technology services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Information technology services, or IT services, involve the development and maintenance of telephone, computer, or data networks for businesses and other organizations.

These companies may include, for example, providers of information technology and systems integration services, electronic data processing, and business outsourcing services.

Semiconductors Portfolio

The fund invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, semiconductor and semiconductor equipment manufacturers and manufacturers of electronic equipment, instruments or components.

Software and IT Services Portfolio

The fund invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies developing and marketing internet software and services; providers of information technology and systems integration services; providers of commercial data processing and/or business outsourcing services; companies developing and producing database management, home entertainment, educational, specialty, enterprise, and business software; and other software and services companies.

Technology Portfolio

The fund invests primarily in companies which the Adviser believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, manufacturers of communications equipment, products, and services, personal computers and other computer hardware components and peripherals; companies developing and marketing internet software and services; providers of information technology and systems integration services; providers of commercial data processing and/or business outsourcing services; companies developing and producing database management, home entertainment, educational, specialty, enterprise, and business software; manufacturers of electronic equipment, instruments or components, including copiers and faxes; semiconductor and related equipment manufacturers; and other information technology companies.

The following applies to all funds. See the sections above for information unique to each fund.

Each fund seeks capital appreciation.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests each fund's assets primarily in common stocks.

Each fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of some funds' assets at times.

In addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The funds are considered non-diversified.

In buying and selling securities for a fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend a fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies cannot be changed without a vote of the affected fund's shareholders. Each fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. Those policies can be changed without a vote only upon 60 days' prior notice to shareholders of the affected fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because each fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because each fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The communications equipment industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence.

The computer industry can be significantly affected by competitive pressures. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs, availability and price of components, and product obsolescence.

The electronics industry can be significantly affected by rapid obsolescence, intense competition, and global demand.

The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies that provide IT services is, in part, subject to continued demand for these services as companies and other organizations seek alternative, cost-effective means to meet their economic goals.

The information technology services industry can be significantly affected by intense competition, aggressive pricing, technological innovation, and product obsolescence.

The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

Each fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Communications Equipment Portfolio, Computers Portfolio, and Semiconductors Portfolio impose a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of IT Services Portfolio, Software and IT Services Portfolio, or Technology Portfolio is its NAV. The price to sell one share of Communications Equipment Portfolio, Computers Portfolio, or Semiconductors Portfolio is its NAV, minus the short-term redemption fee, if applicable.

For each of Communications Equipment Portfolio, Computers Portfolio, and Semiconductors Portfolio, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within a fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Each of Communications Equipment Portfolio, Computers Portfolio, and Semiconductors Portfolio also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity® fund small balance maintenance fees.
  Redemptions related to death or due to a divorce decree.
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees.
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each of Communications Equipment Portfolio, Computers Portfolio, and Semiconductors Portfolio reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is each fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the funds on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the funds.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, and Software and IT Services Portfolio. FMRC may provide investment advisory services for Technology Portfolio.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. Currently, FMR H.K. has day-to-day responsibility for choosing investments for Technology Portfolio. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, and Software and IT Services Portfolio. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Colin Anderson is portfolio manager of Communications Equipment Portfolio, which he has managed since October 2014. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Anderson has worked as a research associate, research analyst, and portfolio manager.

Christopher Lin is portfolio manager of Computers Portfolio, which he has managed since January 2013. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Lin has worked as a research analyst and portfolio manager.

Daniel Sherwood is portfolio manager of IT Services Portfolio, which he has managed since October 2015. Since joining Fidelity Investments in 2008, Mr. Sherwood has worked as a research analyst and a portfolio manager.

Stephen Barwikowski is portfolio manager of Semiconductors Portfolio, which he has managed since January 2009. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Barwikowski has worked as a research analyst and portfolio manager.

Ali Khan is portfolio manager of Software and IT Services Portfolio, which he has managed since July 2014. Since joining Fidelity Investments in 2008, Mr. Khan has worked as an equity research associate and portfolio manager.

Charlie Chai is portfolio manager of Technology Portfolio, which he has managed since January 2007. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended February 28, 2017, for each fund is shown in the following table. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

Communications Equipment Portfolio	0.55%
Computers Portfolio	0.55%
IT Services Portfolio	0.55%
Semiconductors Portfolio	0.55%
Software and IT Services Portfolio	0.55%
Technology Portfolio	0.55%

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Communications Equipment Portfolio
Rate	1.15%
Computers Portfolio
Rate	1.15%
IT Services Portfolio
Rate	1.15%
Semiconductors Portfolio
Rate	1.15%
Software and IT Services Portfolio
Rate	1.15%
Technology Portfolio
Rate	1.15%

Fund Distribution

FDC distributes each fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Communications Equipment Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$26.71	$32.99	$31.24	$24.31	$24.50
Income from Investment Operations
Net investment income (loss)B	.38	.31	.28	.18	.14C
Net realized and unrealized gain (loss)	7.39	(5.64)	3.52	6.95	(.14)D
Total from investment operations	7.77	(5.33)	3.80	7.13	–
Distributions from net investment income	(.36)	(.30)	(.30)	(.20)	(.17)
Distributions from net realized gain	–	(.65)	(1.75)	–	–
Tax return of capital	–	–	–	–	(.02)
Total distributions	(.36)	(.95)	(2.05)	(.20)	(.19)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$34.12	$26.71	$32.99	$31.24	$24.31
Total ReturnF	29.24%	(16.38)%	12.49%	29.41%	.07%D
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%	.90%	.89%	.92%	.93%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.92%	.93%
Expenses net of all reductions	.88%	.89%	.89%	.90%	.89%
Net investment income (loss)	1.27%	1.04%	.89%	.69%	.61%C
Supplemental Data
Net assets, end of period (000 omitted)	$204,651	$169,455	$263,631	$347,345	$316,012
Portfolio turnover rateI	38%	30%	42%J	65%	54%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

D   Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been (.19)%.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Computers Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.46	$83.28	$75.46	$64.51	$64.89
Income from Investment Operations
Net investment income (loss)B	.73	.69	.45	.59	.18
Net realized and unrealized gain (loss)	24.69	(18.42)	9.61	15.76	(.43)
Total from investment operations	25.42	(17.73)	10.06	16.35	(.25)
Distributions from net investment income	(.88)	(.80)	(.47)	(.53)	(.13)
Distributions from net realized gain	(4.00)	(2.29)	(1.77)	(4.87)	–
Total distributions	(4.87)C	(3.09)	(2.24)	(5.40)	(.13)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$83.01	$62.46	$83.28	$75.46	$64.51
Total ReturnE	41.57%	(21.56)%	13.36%	27.13%	(.38)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.80%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.81%	.80%	.80%	.82%	.85%
Expenses net of all reductions	.81%	.79%	.80%	.82%	.82%
Net investment income (loss)	1.01%	.91%	.57%	.86%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$472,745	$388,554	$808,852	$679,323	$687,105
Portfolio turnover rateH	49%	31%	46%	35%	184%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Total distributions of 4.87 per share is comprised of distributions from net investment income of $.879 and distributions from net realized gain of $3.995 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — IT Services Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.16	$38.88	$37.86	$27.53	$23.77
Income from Investment Operations
Net investment income (loss)B	.13C	(.02)	(.03)	(.03)	(.02)D
Net realized and unrealized gain (loss)	7.68	(.15)	4.06	11.42	4.08
Total from investment operations	7.81	(.17)	4.03	11.39	4.06
Distributions from net investment income	(.13)	–	(.01)	–	–
Distributions from net realized gain	–	(1.55)	(3.01)	(1.06)	(.30)
Total distributions	(.13)	(1.55)	(3.01)E	(1.06)	(.30)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$44.84	$37.16	$38.88	$37.86	$27.53
Total ReturnG	21.05%	(.59)%	11.16%	41.66%	17.22%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.81%	.81%	.84%	.86%
Expenses net of fee waivers, if any	.79%	.81%	.81%	.84%	.86%
Expenses net of all reductions	.79%	.80%	.81%	.83%	.85%
Net investment income (loss)	.33%C	(.06)%	(.07)%	(.09)%	(.09)%D
Supplemental Data
Net assets, end of period (000 omitted)	$1,663,802	$1,894,175	$941,998	$1,653,572	$470,962
Portfolio turnover rateJ	27%	24%	56%	74%	107%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

D   Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

E   Total distributions of $3.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $3.009 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Semiconductors Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$69.87	$89.46	$68.32	$49.82	$53.29
Income from Investment Operations
Net investment income (loss)B	1.03	.70	.47	.36	.17
Net realized and unrealized gain (loss)	33.98	(8.79)	23.21	18.53	(3.49)
Total from investment operations	35.01	(8.09)	23.68	18.89	(3.32)
Distributions from net investment income	(.68)	(.83)	(.45)	(.32)	(.15)
Distributions from net realized gain	(2.98)	(10.68)	(2.10)	(.06)	–
Total distributions	(3.65)C	(11.50)D	(2.55)	(.39)E	(.15)
Redemption fees added to paid in capitalB	.01	–F	.01	–F	–F
Net asset value, end of period	$101.24	$69.87	$89.46	$68.32	$49.82
Total ReturnG	51.79%	(10.44)%	34.91%	38.01%	(6.20)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.77%	.78%	.82%	.84%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.82%	.84%
Expenses net of all reductions	.75%	.74%	.77%	.79%	.82%
Net investment income (loss)	1.19%	.88%	.61%	.63%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$3,012,372	$1,338,175	$2,395,039	$1,253,853	$953,784
Portfolio turnover rateJ	110%	179%	132%K	186%	118%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C   Total distributions of $.3.65 per share is comprised of distributions from net investment income of $.676 and distributions from net realized gain of $2.975 per share.

D  Total distributions of $11.50 per share is comprised of distributions from net investment income of $.825 and distributions from net realized gain of $10.678 per share.

E  Total distributions of $.39 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.064 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Software and IT Services Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$111.11	$119.38	$124.38	$87.97	$89.96
Income from Investment Operations
Net investment income (loss)B	(.14)	.12	(.17)	.06	.04
Net realized and unrealized gain (loss)	35.02	(2.05)	7.26	41.95	7.25
Total from investment operations	34.88	(1.93)	7.09	42.01	7.29
Distributions from net investment income	(.05)	(.05)	–	–	(.78)C
Distributions from net realized gain	(5.08)	(6.29)	(12.09)	(5.60)	(8.50)C
Total distributions	(5.13)	(6.34)	(12.09)	(5.60)	(9.28)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$140.86	$111.11	$119.38	$124.38	$87.97
Total ReturnE	31.83%	(1.84)%	6.33%	48.18%	8.85%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%	.79%	.82%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.79%	.82%
Expenses net of all reductions	.75%	.76%	.77%	.78%	.80%
Net investment income (loss)	(.11)%	.10%	(.15)%	.06%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$4,155,435	$2,971,370	$3,012,792	$3,844,505	$2,027,731
Portfolio turnover rateH	44%	36%	53%	87%	96%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Financial Highlights — Technology Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$107.77	$120.85	$130.70	$104.11	$101.57
Income from Investment Operations
Net investment income (loss)B	.14	.13	.16	.06	.01
Net realized and unrealized gain (loss)	41.04	(8.26)	10.26	36.34	2.53
Total from investment operations	41.18	(8.13)	10.42	36.40	2.54
Distributions from net investment income	(.07)	(.10)	(.17)	(.09)C	–
Distributions from net realized gain	(1.93)	(4.85)	(20.10)	(9.72)C	–
Total distributions	(2.00)	(4.95)	(20.27)	(9.81)	–
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$146.95	$107.77	$120.85	$130.70	$104.11
Total ReturnE	38.52%	(7.16)%	9.97%	36.20%	2.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.78%	.78%	.80%	.81%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.80%	.81%
Expenses net of all reductions	.76%	.76%	.78%	.77%	.79%
Net investment income (loss)	.11%	.11%	.13%	.05%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$4,119,489	$2,777,346	$2,824,848	$2,411,391	$2,028,324
Portfolio turnover rateH	82%	130%	144%	181%	140%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G   Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index is a float-adjusted market capitalization weighted index designed to measure the performance of companies engaged in the research, development or production of communication equipment and products, including LANs, WANs, routers, telephones, switchboards and exchanges. The index is composed of securities in the large, mid and small cap size-segments of the United States and Canada markets, as well as the American Depositary Receipts (ADRs) of companies from other developed foreign markets. The index is capped using the MSCI 25/50 methodology on a quarterly basis. Index returns shown for periods prior to April 1, 2017 are returns of the S&P® Custom Communications Equipment Index; returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Communications Equipment Index.

Fidelity Computers & Peripherals Linked Index℠ is a modified market capitalization-weighted index of stocks designed to measure the performance of companies engaged in research, design, development, manufacture or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry. S&P Dow Jones is the index calculation agent. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Computers & Peripherals Index.

MSCI U.S. IMI Information Technology 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Information Technology companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Technology Index.

MSCI U.S. IMI Information Technology Services 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of IT Services companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market IT Services Index.

MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Semiconductors & Semiconductor Equipment companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Semiconductors & Semiconductor Equipment Index.

MSCI U.S. IMI Software & Services 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Software & Services companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Software & Services Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® Custom Communications Equipment Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies engaged in the development, manufacture, or sale of communications equipment. These companies are identified by S&P based on the specific policies of the fund. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Communications Equipment Index.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Fidelity Computers & Peripherals Linked Index is a service mark of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

1.910410.107	SELTEC-PRO-0417

Materials Portfolio
Class/Ticker
Fidelity Advisor® Materials Fund
A/FMFAX	M*/FMFTX	C/FMFCX	I/FMFEX

* This class name was formerly known as Class T.

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Materials Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Materials Portfolio/Fidelity Advisor® Materials Fund A, M, C, I

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page 26 of the prospectus.

Shareholder fees

(fees paid directly from your investment)

	Class A	Class M	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	1.00%(b)	None

(a)  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

(b)  On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I
Management fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None
Other expenses	0.28%	0.34%	0.28%	0.24%
Total annual operating expenses	1.08%	1.39%	1.83%	0.79%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$679	$679	$487	$487	$286	$186	$81	$81
3 years	$899	$899	$775	$775	$576	$576	$252	$252
5 years	$1,136	$1,136	$1,084	$1,084	$990	$990	$439	$439
10 years	$1,816	$1,816	$1,960	$1,960	$2,148	$2,148	$978	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Materials Industry Concentration.  The materials industries can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	26.39%	September 30, 2009
Lowest Quarter Return	(30.17)%	December 31, 2008
Year-to-Date Return	7.64%	March 31, 2017

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A - Return Before Taxes	5.29%	6.85%	6.96%
Return After Taxes on Distributions	5.08%	6.02%	6.40%
Return After Taxes on Distributions and Sale of Fund Shares	3.16%	5.38%	5.65%
Class M - Return Before Taxes	7.47%	7.03%	6.88%
Class C - Return Before Taxes	9.88%	7.31%	6.76%
Class I - Return Before Taxes	12.04%	8.43%	7.87%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Materials 25-50 Index (reflects no deduction for fees, expenses, or taxes)	21.53%	11.22%	7.01%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Tobias Welo (portfolio manager) has managed the fund since January 2008.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class I eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C or Class I is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Materials Portfolio seeks capital appreciation.

Principal Investment Strategies

The fund invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Materials refers to industrial or agricultural materials and unfinished goods, such as chemicals, gases, metals, or other natural or synthetic materials.

These companies may include, for example, manufacturers of sand, lime, concrete and other building materials, metal, glass, plastic, or cardboard containers or packaging; producers of industrial and basic chemicals, including plastics, synthetic fibers, and commodity-based paints and pigments; fertilizer and other agriculture-related chemical products; companies that produce adhesives, sealants, and other high value-added chemicals; producers of aluminum and related materials; companies engaged in producing and extracting metals and minerals; producers of gold, iron, steel, and companies mining precious metals and minerals; and manufacturers of timber, related wood products, and paper.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests the fund's assets primarily in common stocks.

The fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of the fund's assets at times.

In addition to concentrating on particular industries, the fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is considered non-diversified.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

The fund has a policy of investing primarily in companies engaged in specified activities. This policy cannot be changed without a shareholder vote. The fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. This policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The materials industries can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary; and

9. Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds.

Minimum Waivers

For Class A, Class M, and Class C:

There is no minimum balance or purchase minimum for (i) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

For Class I:

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C or Class I is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A’s or Class M’s offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A’s or Class M’s NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A’s or Class M’s NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of shares.
    Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions for Class A, Class M, and Class C: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is the fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the fund on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the fund.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Tobias Welo is portfolio manager of the fund, which he has managed since January 2008. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended February 28, 2017, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Materials Portfolio	Class A	Class M	Class C	Class I
Rate	1.40%	1.65%	2.15%	1.15%

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of (as applicable):

  Sales charges and concessions (not applicable to Class I shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I shares).
  Finder's fees (not applicable to Class C and Class I shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $4,000,000	None	None	1.00%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class M

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000 (b)	3.50%	3.63%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class M shares:

  Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  Purchased for an insurance company separate account.
  Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  Purchased for an employer-sponsored health savings account.
  (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny® Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor® fund after September 30, 2008.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A’s and Class M’s front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

  For disability or death.
  From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70½ is attained.
  For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70½ is attained.
  Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class M currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class M's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class M shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries, including its affiliates, for providing services intended to result in the sale of Class M shares.

In addition, pursuant to the Class M plan, Class M pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A’s, Class M’s, and Class C’s assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.

Class I has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I.

If payments made by the Adviser to FDC or to intermediaries under Class I's Distribution and Service Plan were considered to be paid out of Class I's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Materials Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.94	$80.43	$86.46	$73.44	$69.23
Income from Investment Operations
Net investment income (loss)B	.70	.79	.51	.36	.70
Net realized and unrealized gain (loss)	18.26	(16.80)	1.05	14.56	5.69
Total from investment operations	18.96	(16.01)	1.56	14.92	6.39
Distributions from net investment income	(.63)	(.58)	(.43)	(.30)	(.63)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.63)	(1.48)C	(7.59)D	(1.90)	(2.18)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$81.27	$62.94	$80.43	$86.46	$73.44
Total ReturnF,G	30.18%	(20.01)%	2.20%	20.46%	9.40%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.08%	1.06%	1.06%	1.10%	1.13%
Expenses net of fee waivers, if any	1.08%	1.06%	1.06%	1.10%	1.13%
Expenses net of all reductions	1.07%	1.06%	1.06%	1.09%	1.12%
Net investment income (loss)	.96%	1.09%	.61%	.45%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$229,086	$202,747	$319,740	$336,777	$219,627
Portfolio turnover rateJ	49%K	64%	76%K	53%	61%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

D  Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Total returns do not include the effect of the sales charges.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Materials Portfolio Class M

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.52	$79.95	$85.99	$73.05	$68.91
Income from Investment Operations
Net investment income (loss)B	.47	.56	.25	.12	.50
Net realized and unrealized gain (loss)	18.12	(16.69)	1.06	14.48	5.66
Total from investment operations	18.59	(16.13)	1.31	14.60	6.16
Distributions from net investment income	(.45)	(.40)	(.18)	(.06)	(.46)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.45)	(1.30)C	(7.35)	(1.66)	(2.02)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$80.66	$62.52	$79.95	$85.99	$73.05
Total ReturnF,G	29.78%	(20.27)%	1.90%	20.10%	9.10%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.39%	1.38%	1.37%	1.40%	1.42%
Expenses net of fee waivers, if any	1.39%	1.37%	1.37%	1.40%	1.42%
Expenses net of all reductions	1.38%	1.37%	1.37%	1.39%	1.41%
Net investment income (loss)	.65%	.77%	.31%	.15%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$40,935	$30,118	$45,252	$45,223	$37,860
Portfolio turnover rateJ	49%K	64%	76%K	53%	61%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

D  Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Total returns do not include the effect of the sales charges.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Materials Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$61.09	$78.12	$84.38	$71.96	$67.98
Income from Investment Operations
Net investment income (loss)B	.15	.24	(.12)	(.23)	.18
Net realized and unrealized gain (loss)	17.68	(16.28)	1.03	14.23	5.55
Total from investment operations	17.83	(16.04)	.91	14.00	5.73
Distributions from net investment income	(.20)	(.08)	–	–	(.20)
Distributions from net realized gain	–	(.91)	(7.17)	(1.58)	(1.55)
Total distributions	(.20)	(.99)	(7.17)	(1.58)	(1.75)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$78.72	$61.09	$78.12	$84.38	$71.96
Total ReturnD,E	29.21%	(20.61)%	1.43%	19.56%	8.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.81%	1.82%	1.85%	1.89%
Expenses net of fee waivers, if any	1.82%	1.81%	1.82%	1.85%	1.89%
Expenses net of all reductions	1.82%	1.81%	1.82%	1.84%	1.88%
Net investment income (loss)	.21%	.34%	(.14)%	(.30)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$80,225	$66,896	$107,697	$106,879	$75,007
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Total returns do not include the effect of the contingent deferred sales charge.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Materials Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.07	$80.60	$86.66	$73.57	$69.35
Income from Investment Operations
Net investment income (loss)B	.91	1.00	.74	.59	.90
Net realized and unrealized gain (loss)	18.31	(16.86)	1.05	14.60	5.70
Total from investment operations	19.22	(15.86)	1.79	15.19	6.60
Distributions from net investment income	(.80)	(.77)	(.68)	(.50)	(.83)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.80)	(1.67)C	(7.85)	(2.10)	(2.38)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$81.49	$63.07	$80.60	$86.66	$73.57
Total ReturnE	30.55%	(19.79)%	2.49%	20.81%	9.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.78%	.78%	.81%	.85%
Expenses net of fee waivers, if any	.79%	.78%	.78%	.81%	.85%
Expenses net of all reductions	.78%	.78%	.78%	.81%	.84%
Net investment income (loss)	1.25%	1.37%	.89%	.74%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$335,124	$306,145	$468,371	$333,963	$246,696
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I  Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

MSCI U.S. IMI Materials 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Materials companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Materials Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Advisor, Fidelity Investments & Pyramid Design, Fidelity, Destiny, Fidelity Advisor Money Line, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.835898.112	AMF-PRO-0417

Consumer Staples Portfolio
Class/Ticker
Fidelity Advisor® Consumer Staples Fund
A/FDAGX	M */FDTGX	C/FDCGX	I/FDIGX

* This class name was formerly known as Class T.

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Consumer Staples Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Consumer Staples Portfolio/Fidelity Advisor® Consumer Staples Fund A, M, C, I

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page 26 of the prospectus.

Shareholder fees

(fees paid directly from your investment)

	Class A	Class M	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	1.00%(b)	None

(a)  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

(b)  On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I
Management fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None
Other expenses	0.24%	0.27%	0.25%	0.23%
Total annual operating expenses	1.04%	1.32%	1.80%	0.78%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$675	$675	$480	$480	$283	$183	$80	$80
3 years	$887	$887	$754	$754	$566	$566	$249	$249
5 years	$1,116	$1,116	$1,048	$1,048	$975	$975	$433	$433
10 years	$1,773	$1,773	$1,885	$1,885	$2,116	$2,116	$966	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, sale, or distribution of consumer staples.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Consumer Staples Industry Concentration.  The consumer staples industries can be significantly affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	14.42%	June 30, 2009
Lowest Quarter Return	(13.00)%	December 31, 2008
Year-to-Date Return	9.20%	March 31, 2017

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A - Return Before Taxes	(3.13)%	9.51%	8.34%
Return After Taxes on Distributions	(4.12)%	8.09%	7.40%
Return After Taxes on Distributions and Sale of Fund Shares	(0.95)%	7.46%	6.74%
Class M - Return Before Taxes	(1.09)%	9.72%	8.28%
Class C - Return Before Taxes	1.02%	9.98%	8.16%
Class I - Return Before Taxes	3.04%	11.09%	9.25%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Consumer Staples 25-50 Index (reflects no deduction for fees, expenses, or taxes)	6.39%	13.28%	10.36%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Lee (portfolio manager) has managed the fund since June 2004.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class I eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C or Class I is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Consumer Staples Portfolio seeks capital appreciation.

Principal Investment Strategies

The fund invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

Consumer staples tend to be essential products whose demand remains stable over economic cycles, such as food, beverages, tobacco, and household and personal care products.

These companies may include, for example, drug stores and pharmacies; retail food stores and super centers; producers of packaged foods and tobacco products; breweries, vintners, distillers, and non-alcoholic beverage producers; producers of agricultural products; and producers of non-durable household products and personal and beauty care products.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests the fund's assets primarily in common stocks.

The fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of the fund's assets at times.

In addition to concentrating on particular industries, the fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is considered non-diversified.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

The fund has a policy of investing primarily in companies engaged in specified activities. This policy cannot be changed without a shareholder vote. The fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. This policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The consumer staples industries can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary; and

9. Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds.

Minimum Waivers

For Class A, Class M, and Class C:

There is no minimum balance or purchase minimum for (i) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

For Class I:

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C or Class I is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of shares.
    Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions for Class A, Class M, and Class C: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is the fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the fund on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the fund.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Robert Lee is portfolio manager of the fund, which he has managed since June 2004. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Lee has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended February 28, 2017, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Consumer Staples Portfolio	Class A	Class M	Class C	Class I
Rate	1.40%	1.65%	2.15%	1.15%

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of (as applicable):

  Sales charges and concessions (not applicable to Class I shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I shares).
  Finder's fees (not applicable to Class C and Class I shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $4,000,000	None	None	1.00%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class M

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000 (b)	3.50%	3.63%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class M shares:

  Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  Purchased for an insurance company separate account.
  Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  Purchased for an employer-sponsored health savings account.
  (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny® Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor® fund after September 30, 2008.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

  For disability or death.
  From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70½ is attained.
  For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70½ is attained.
  Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class M currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class M's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class M shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries, including its affiliates, for providing services intended to result in the sale of Class M shares.

In addition, pursuant to the Class M plan, Class M pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.

Class I has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I.

If payments made by the Adviser to FDC or to intermediaries under Class I's Distribution and Service Plan were considered to be paid out of Class I's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Consumer Staples Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$89.78	$101.33	$87.93	$85.67	$74.90
Income from Investment Operations
Net investment income (loss)B	1.28	1.34	1.37	1.43	1.26
Net realized and unrealized gain (loss)	9.12	(4.86)	17.28	7.51	11.73
Total from investment operations	10.40	(3.52)	18.65	8.94	12.99
Distributions from net investment income	(1.37)	(1.31)	(1.28)	(1.44)	(1.08)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.00)C	(8.03)	(5.25)D	(6.68)	(2.22)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$96.18	$89.78	$101.33	$87.93	$85.67
Total ReturnF,G	11.91%	(3.51)%	21.95%	10.53%	17.60%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%	1.04%	1.05%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%	1.04%	1.05%	1.06%	1.08%
Expenses net of all reductions	1.03%	1.04%	1.05%	1.06%	1.08%
Net investment income (loss)	1.37%	1.45%	1.45%	1.61%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$522,014	$470,249	$414,151	$329,459	$277,329
Portfolio turnover rateJ	56%K	63%	42%K	31%	28%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $4.00 per share is comprised of distributions from net investment income of $1.365 and distributions from net realized gain of $2.636 per share.

D  Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Total returns do not include the effect of the sales charges.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Consumer Staples Portfolio Class M

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$89.10	$100.61	$87.37	$85.18	$74.49
Income from Investment Operations
Net investment income (loss)B	1.01	1.08	1.10	1.18	1.03
Net realized and unrealized gain (loss)	9.07	(4.83)	17.15	7.46	11.68
Total from investment operations	10.08	(3.75)	18.25	8.64	12.71
Distributions from net investment income	(1.12)	(1.04)	(1.04)	(1.21)	(.88)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(3.76)	(7.76)	(5.01)C	(6.45)	(2.02)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$95.42	$89.10	$100.61	$87.37	$85.18
Total ReturnE,F	11.61%	(3.78)%	21.60%	10.23%	17.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.32%	1.33%	1.36%
Expenses net of fee waivers, if any	1.32%	1.32%	1.32%	1.33%	1.36%
Expenses net of all reductions	1.31%	1.31%	1.32%	1.33%	1.35%
Net investment income (loss)	1.09%	1.17%	1.18%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$89,925	$76,586	$81,489	$61,421	$52,024
Portfolio turnover rateI	56%J	63%	42%J	31%	28%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

D  Amount represents less than $.005 per share.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Total returns do not include the effect of the sales charges.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Consumer Staples Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$87.77	$99.27	$86.32	$84.28	$73.75
Income from Investment Operations
Net investment income (loss)B	.56	.63	.65	.75	.65
Net realized and unrealized gain (loss)	8.92	(4.75)	16.93	7.36	11.55
Total from investment operations	9.48	(4.12)	17.58	8.11	12.20
Distributions from net investment income	(.73)	(.65)	(.65)	(.84)	(.53)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(3.36)C	(7.38)D	(4.63)	(6.07)E	(1.67)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$93.89	$87.77	$99.27	$86.32	$84.28
Total ReturnG,H	11.07%	(4.23)%	21.03%	9.70%	16.73%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.80%	1.80%	1.80%	1.82%	1.83%
Expenses net of fee waivers, if any	1.79%	1.80%	1.80%	1.82%	1.83%
Expenses net of all reductions	1.79%	1.79%	1.80%	1.81%	1.82%
Net investment income (loss)	.61%	.69%	.70%	.85%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$308,350	$250,576	$228,151	$164,669	$134,966
Portfolio turnover rateK	56%L	63%	42%L	31%	28%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $3.36 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $2.636 per share.

D  Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

E  Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Total returns do not include the effect of the contingent deferred sales charge.

I  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

J  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

L  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Consumer Staples Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$90.34	$101.91	$88.33	$85.92	$75.14
Income from Investment Operations
Net investment income (loss)B	1.54	1.60	1.59	1.66	1.45
Net realized and unrealized gain (loss)	9.19	(4.89)	17.40	7.53	11.79
Total from investment operations	10.73	(3.29)	18.99	9.19	13.24
Distributions from net investment income	(1.61)	(1.55)	(1.44)	(1.54)	(1.32)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.25)	(8.28)C	(5.41)D	(6.78)	(2.46)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$96.82	$90.34	$101.91	$88.33	$85.92
Total ReturnF	12.22%	(3.26)%	22.26%	10.80%	17.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.78%	.77%	.80%	.82%	.85%
Expenses net of all reductions	.77%	.77%	.80%	.82%	.84%
Net investment income (loss)	1.63%	1.71%	1.70%	1.85%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$275,616	$216,836	$198,538	$154,271	$378,731
Portfolio turnover rateI	56%J	63%	42%J	31%	28%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

D  Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

MSCI U.S. IMI Consumer Staples 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Consumer Staples companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Consumer Staples Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Advisor, Fidelity Investments & Pyramid Design, Fidelity, Destiny, Fidelity Advisor Money Line, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.835868.112	ACSF-PRO-0417

Telecommunications Portfolio
Class/Ticker
Fidelity Advisor® Telecommunications Fund
A/FTUAX	M*/FTUTX	C/FTUCX	I/FTUIX

* This class name was formerly known as Class T.

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Telecommunications Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Telecommunications Portfolio/Fidelity Advisor® Telecommunications Fund A, M, C, I

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page 25 of the prospectus.

Shareholder fees

(fees paid directly from your investment)

	Class A	Class M	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	1.00%(b)	None

(a)  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

(b)  On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I
Management fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None
Other expenses	0.34%	0.41%	0.33%	0.25%
Total annual operating expenses	1.14%	1.46%	1.88%	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$685	$685	$493	$493	$291	$191	$82	$82
3 years	$916	$916	$796	$796	$591	$591	$255	$255
5 years	$1,167	$1,167	$1,120	$1,120	$1,016	$1,016	$444	$444
10 years	$1,881	$1,881	$2,035	$2,035	$2,201	$2,201	$990	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the development, manufacture, or sale of communications services or communications equipment.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Telecom Services Industry Concentration.  The telecom services industry is subject to government regulation and can be significantly affected by intense competition and technology changes.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	18.58%	June 30, 2009
Lowest Quarter Return	(22.06)%	December 31, 2008
Year-to-Date Return	0.03%	March 31, 2017

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A - Return Before Taxes	15.35%	11.71%	5.26%
Return After Taxes on Distributions	13.27%	10.88%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.52%	9.19%	4.12%
Class M - Return Before Taxes	17.71%	11.89%	5.20%
Class C - Return Before Taxes	20.49%	12.23%	5.12%
Class I - Return Before Taxes	22.80%	13.40%	6.22%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
MSCI U.S. IMI Telecommunications Services 25-50 Index (reflects no deduction for fees, expenses, or taxes)	22.45%	13.65%	6.30%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class I eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C or Class I is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Telecommunications Portfolio seeks capital appreciation.

Principal Investment Strategies

The fund invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, providers of communications and high-density data transmission services and equipment; operators of fixed-line telecommunications networks; and providers of cellular or wireless communications services and equipment. In managing the fund the Adviser generally emphasizes communications services companies and not communications equipment companies.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests the fund's assets primarily in common stocks.

The fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of the fund's assets at times.

In addition to concentrating on particular industries, the fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is considered non-diversified.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

The fund has a policy of investing primarily in companies engaged in specified activities. This policy cannot be changed without a shareholder vote. The fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. This policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The telecom services industries, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the industry such as the shift from wired to wireless communications.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary; and

9. Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds.

Minimum Waivers

For Class A, Class M, and Class C:

There is no minimum balance or purchase minimum for (i) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

For Class I:

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C or Class I is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A’s or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A’s or Class M’s NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A’s or Class M’s NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of shares.
    Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions for Class A, Class M, and Class C: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is the fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541.

The Adviser began managing the fund on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the fund.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Drukker is portfolio manager of the fund, which he has managed since January 2013. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Drukker has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended February 28, 2017, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Telecomm- unications Portfolio	Class A	Class M	Class C	Class I
Rate	1.40%	1.65%	2.15%	1.15%

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of (as applicable):

  Sales charges and concessions (not applicable to Class I shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I shares).
  Finder's fees (not applicable to Class C and Class I shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $4,000,000	None	None	1.00%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class M

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000 (b)	3.50%	3.63%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class M shares:

  Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  Purchased for an insurance company separate account.
  Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  Purchased for an employer-sponsored health savings account.
  (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny® Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor® fund after September 30, 2008.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A’s and Class M’s front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A’s and Class M’s front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

  For disability or death.
  From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70½ is attained.
  For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70½ is attained.
  Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class M currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class M's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class M shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries, including its affiliates, for providing services intended to result in the sale of Class M shares.

In addition, pursuant to the Class M plan, Class M pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A’s, Class M’s, and Class C’s assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.

Class I has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I.

If payments made by the Adviser to FDC or to intermediaries under Class I's Distribution and Service Plan were considered to be paid out of Class I's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Telecommunications Portfolio Class A

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.32	$63.26	$58.71	$51.58	$46.12
Income from Investment Operations
Net investment income (loss)B	.88	.81	.76	1.76C	.99
Net realized and unrealized gain (loss)	10.68	(.76)D	5.83	6.48	5.43
Total from investment operations	11.56	.05	6.59	8.24	6.42
Distributions from net investment income	(1.11)	(.54)	(2.04)	(1.11)	(.96)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.27)	(.99)	(2.04)	(1.11)E	(.96)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.61	$62.32	$63.26	$58.71	$51.58
Total ReturnG,H	18.65%	.16%	11.54%	16.00%	13.97%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.14%	1.15%	1.15%	1.18%	1.18%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.18%	1.18%
Expenses net of all reductions	1.12%	1.15%	1.15%	1.15%	1.17%
Net investment income (loss)	1.28%	1.33%	1.26%	3.08%C	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$31,966	$13,032	$11,052	$7,712	$6,449
Portfolio turnover rateK	105%L	51%	94%L	111%	76%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

D  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E  Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Total returns do not include the effect of the sales charges.

I  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

J  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

L  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Telecommunications Portfolio Class M

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$61.95	$63.04	$58.50	$51.41	$46.01
Income from Investment Operations
Net investment income (loss)B	.65	.61	.57	1.59C	.85
Net realized and unrealized gain (loss)	10.62	(.76)D	5.81	6.44	5.39
Total from investment operations	11.27	(.15)	6.38	8.03	6.24
Distributions from net investment income	(.73)	(.49)	(1.84)	(.94)	(.84)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(3.89)	(.94)	(1.84)	(.94)E	(.84)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.33	$61.95	$63.04	$58.50	$51.41
Total ReturnG,H	18.26%	(.16)%	11.19%	15.64%	13.61%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.46%	1.47%	1.47%	1.48%	1.48%
Expenses net of fee waivers, if any	1.46%	1.47%	1.47%	1.48%	1.48%
Expenses net of all reductions	1.44%	1.46%	1.46%	1.45%	1.46%
Net investment income (loss)	.96%	1.01%	.94%	2.78%C	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$6,933	$8,280	$5,095	$4,344	$4,237
Portfolio turnover rateK	105%L	51%	94%L	111%	76%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

D  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E  Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

F  Amount represents less than $.005 per share.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Total returns do not include the effect of the sales charges.

I  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

J  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

L  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Telecommunications Portfolio Class C

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.10	$63.04	$58.54	$51.47	$46.02
Income from Investment Operations
Net investment income (loss)B	.37	.36	.34	1.36C	.63
Net realized and unrealized gain (loss)	10.62	(.75)D	5.80	6.46	5.41
Total from investment operations	10.99	(.39)	6.14	7.82	6.04
Distributions from net investment income	(.69)	(.10)	(1.64)	(.74)	(.59)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(3.85)	(.55)	(1.64)	(.75)	(.59)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$69.24	$62.10	$63.04	$58.54	$51.47
Total ReturnF,G	17.77%	(.57)%	10.75%	15.20%	13.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.88%	1.89%	1.85%	1.88%	1.90%
Expenses net of fee waivers, if any	1.88%	1.89%	1.85%	1.88%	1.90%
Expenses net of all reductions	1.86%	1.88%	1.85%	1.85%	1.89%
Net investment income (loss)	.54%	.60%	.56%	2.38%C	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$13,528	$7,735	$7,074	$5,523	$4,353
Portfolio turnover rateJ	105%K	51%	94%K	111%	76%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

D  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Total returns do not include the effect of the contingent deferred sales charge.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights — Telecommunications Portfolio Class I

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.46	$63.38	$58.80	$51.65	$46.20
Income from Investment Operations
Net investment income (loss)B	1.12	1.02	.94	1.93C	1.17
Net realized and unrealized gain (loss)	10.70	(.76)D	5.83	6.48	5.42
Total from investment operations	11.82	.26	6.77	8.41	6.59
Distributions from net investment income	(1.30)	(.73)	(2.19)	(1.25)	(1.14)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.46)	(1.18)	(2.19)	(1.26)	(1.14)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$69.82	$62.46	$63.38	$58.80	$51.65
Total ReturnF	19.03%	.51%	11.85%	16.30%	14.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.82%	.86%	.91%	.85%
Expenses net of fee waivers, if any	.80%	.82%	.86%	.91%	.85%
Expenses net of all reductions	.78%	.81%	.85%	.88%	.83%
Net investment income (loss)	1.62%	1.67%	1.55%	3.35%C	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$14,550	$6,197	$2,505	$1,604	$2,641
Portfolio turnover rateI	105%J	51%	94%J	111%	76%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

D  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E  Amount represents less than $.005 per share.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

MSCI U.S. IMI Telecommunications Services 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Telecommunications Services companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Telecommunications Services Index.

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Advisor, Fidelity Investments & Pyramid Design, Fidelity, Destiny, Fidelity Advisor Money Line, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.835913.112	ATLC-PRO-0417

Gold Portfolio
Class/Ticker
Fidelity Advisor® Gold Fund
A/FGDAX	M */FGDTX	C/FGDCX	I/FGDIX

* This class name was formerly known as Class T.

Prospectus

April 29, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Gold Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Gold Portfolio/Fidelity Advisor® Gold Fund A, M, C, I

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page 27 of the prospectus.

Shareholder fees

(fees paid directly from your investment)

	Class A	Class M	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	1.00%(b)	None

(a)  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

(b)  On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I
Management fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None
Other expenses	0.35%	0.40%	0.29%	0.28%
Acquired fund fees and expenses(a)	0.04%	0.04%	0.04%	0.04%
Total annual operating expenses	1.19%	1.49%	1.88%	0.87%
Fee waiver and/or expense reimbursement(a)	0.03%	0.03%	0.03%	0.03%
Total annual operating expenses after fee waiver and/or expense reimbursement	1.16%	1.46%	1.85%	0.84%

(a)  The fund may invest in a wholly-owned subsidiary. The subsidiary has entered into a separate contract with Fidelity Management & Research Company (FMR), an affiliate of Fidelity SelectCo, LLC (SelectCo), the fund's investment adviser, for the management of its portfolio pursuant to which the subsidiary pays FMR a fee at an annual rate of 0.30% of its net assets. The subsidiary also pays certain other expenses including custody fees. SelectCo has contractually agreed to waive the fund's management fee in an amount equal to the management fee paid to FMR by the subsidiary. This arrangement will remain in effect for at least one year from the effective date of the prospectus, and will remain in effect thereafter as long as FMR's contract with the subsidiary is in place. If FMR's contract with the subsidiary is terminated, SelectCo, in its sole discretion, may discontinue the arrangement.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$686	$686	$493	$493	$288	$188	$86	$86
3 years	$922	$922	$796	$796	$582	$582	$268	$268
5 years	$1,177	$1,177	$1,120	$1,120	$1,001	$1,001	$466	$466
10 years	$1,903	$1,903	$2,035	$2,035	$2,169	$2,169	$1,037	$1,037

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks and in certain precious metals.
  Investing primarily in companies engaged in exploration, mining, processing, or dealing in gold, or to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.
  Normally investing at least 80% of assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins.
  Investing up to 25% of assets in gold and other precious metals through a wholly-owned subsidiary.
  Potentially investing in other precious metals, instruments whose value is linked to the price of precious metals, and securities of companies that manufacture and distribute precious metal and minerals products (such as jewelry, watches, and metal foil and leaf) and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Gold Industry Concentration.  The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries, as well as supply and demand for gold and operational costs associated with mining.
  Subsidiary Risk.  Investment in an unregistered subsidiary is not subject to the investor protections of the Investment Company Act of 1940 (1940 Act) and is subject to the risks associated with the gold industry. Changes in tax and other laws could negatively affect investments in the subsidiary.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	40.94%	March 31, 2016
Lowest Quarter Return	(37.42)%	June 30, 2013
Year-to-Date Return	9.66%	March 31, 2017

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A - Return Before Taxes	38.36%	(15.24)%	(3.94)%
Return After Taxes on Distributions	36.63%	(15.45)%	(4.71)%
Return After Taxes on Distributions and Sale of Fund Shares	21.89%	(10.66)%	(2.46)%
Class M - Return Before Taxes	41.23%	(15.07)%	(3.96)%
Class C - Return Before Taxes	44.74%	(14.86)%	(4.09)%
Class I - Return Before Taxes	47.29%	(13.94)%	(3.06)%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
S&P® Global BMI Gold Capped Index (reflects no deduction for fees, expenses, or taxes)	58.24%	(14.10)%	(4.20)%

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Joe Wickwire (portfolio manager) has managed the fund since August 2007.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class I eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C or Class I is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Gold Portfolio seeks capital appreciation.

Principal Investment Strategies

The fund invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals. The fund normally invests at least 80% of its assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins.

Gold-related activities may include exploration, mining, processing, or dealing in gold, or the manufacture or distribution of gold products such as jewelry, watches, and gold foil and leaf. Companies principally engaged in gold-related activities may also include companies that invest in other companies engaged in gold-related activities. The Adviser treats investments in instruments whose value is linked to the price of gold as investments in gold bullion or coins.

The Adviser may invest up to 25% of the fund's assets in a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is managed by FMR and has the same investment objective as the fund. FMR intends to invest the Subsidiary's assets directly in gold and other precious metals, but may also make indirect investments through exchange traded funds. The Adviser may also invest the fund's assets in other precious metals in the form of bullion, coins, instruments whose value is linked to the price of precious metals, and securities of companies that manufacture and distribute precious metal and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in other precious metal and mineral-related activities.

The Adviser does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The Adviser normally invests the fund's assets primarily in common stocks and potentially in precious metals.

The fund may invest in domestic and foreign securities. Foreign stocks may make up a majority of the fund's assets at times.

In addition to concentrating on particular industries, the fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is considered non-diversified.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

The fund has a policy of investing primarily in companies engaged in specified activities. This policy cannot be changed without a shareholder vote. The fund also has a policy of normally investing at least 80% of assets in securities of companies principally engaged in specified activities. This policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metal mining securities can be significantly impacted by changes in supply and demand and are subject to substantial fluctuations over short periods of time. Operational costs including labor and fuel can affect miners and the industry as a whole.

Subsidiary Risk. The investments held by the Subsidiary are generally similar to those that are permitted to be held by Gold Portfolio and, therefore, the Subsidiary is subject to risks similar to those of that fund, including the risks of investing in the gold industry. Because the Subsidiary is organized under Cayman Islands law and is not registered under the 1940 Act, the Subsidiary is not subject to the investor protections of the 1940 Act. Gold Portfolio relies on a private letter ruling from the Internal Revenue Service with respect to its investment in the Subsidiary. Changes in U.S. or Cayman Islands laws could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary; and

9. Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds.

Minimum Waivers

For Class A, Class M, and Class C:

There is no minimum balance or purchase minimum for (i) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

For Class I:

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C or Class I is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of shares.
    Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions for Class A, Class M, and Class C: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

SelectCo. The Adviser is the fund's manager. The address of the Adviser is 1225 17th Street, Denver, Colorado 80202-5541. FMR manages the Subsidiary. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

The Adviser began managing the fund on August 1, 2013. Prior to such date, FMR, an affiliated investment adviser, managed the fund.

As of December 31, 2016, the Adviser had approximately $3.7 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2016, FMRC had approximately $919.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2016, FMR UK had approximately $16.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2016, FMR H.K. had approximately $12.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Joe Wickwire is portfolio manager of the fund, which he has managed since August 2007. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Wickwire has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all funds advised by SelectCo or FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For February 2017, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The Subsidiary has entered into a separate contract with FMR for the management of its portfolio pursuant to which the Subsidiary pays FMR a fee at an annual rate of 0.30% of its net assets. The Adviser has contractually agreed to waive Gold Portfolio's management fee in an amount equal to the management fee paid to FMR by the Subsidiary. This arrangement may not be discontinued by the Adviser as long as its contract with the Subsidiary is in place.

The total management fee for the fiscal year ended February 28, 2017, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended February 28, 2017.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Gold Portfolio	Class A	Class M	Class C	Class I
Rate	1.40%	1.65%	2.15%	1.15%

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of (as applicable):

  Sales charges and concessions (not applicable to Class I shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I shares).
  Finder's fees (not applicable to Class C and Class I shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $4,000,000	None	None	1.00%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class M

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000 (b)	3.50%	3.63%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%(c)

(a)  The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)  Purchases of $10.00 or less will not pay a sales charge.

(c)  Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class M shares:

  Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  Purchased for an insurance company separate account.
  Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  Purchased for an employer-sponsored health savings account.
  (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny® Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor® fund after September 30, 2008.

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

  For disability or death.
  From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70½ is attained.
  For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70½ is attained.
  Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class M currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class M's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class M shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries, including its affiliates, for providing services intended to result in the sale of Class M shares.

In addition, pursuant to the Class M plan, Class M pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.

Class I has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I.

If payments made by the Adviser to FDC or to intermediaries under Class I's Distribution and Service Plan were considered to be paid out of Class I's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Financial Highlights for Gold Portfolio are presented on a consolidated basis for the fund and its subsidiary. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Consolidated Financial Highlights — Gold Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.70	$18.11	$22.01	$30.25	$45.37
Income from Investment Operations
Net investment income (loss)B	(.16)	(.06)	(.10)	–C	.07
Net realized and unrealized gain (loss)	3.59	(.35)	(3.80)	(8.25)	(15.19)
Total from investment operations	3.43	(.41)	(3.90)	(8.25)	(15.12)
Distributions from net realized gain	(.60)	–	–	–	–
Total distributions	(.60)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$20.54	$17.70	$18.11	$22.01	$30.25
Total ReturnD,E	19.97%	(2.26)%	(17.72)%	(27.24)%	(33.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.23%	1.23%	1.21%	1.18%
Expenses net of fee waivers, if any	1.16%	1.20%	1.19%	1.19%	1.17%
Expenses net of all reductions	1.16%	1.20%	1.19%	1.18%	1.17%
Net investment income (loss)	(.71)%	(.44)%	(.51)%	- %H	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$83,589	$53,509	$46,898	$60,270	$101,202
Portfolio turnover rateI	28%	20%	20%	56%	18%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Total returns do not include the effect of the sales charges.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount represents less than .005%.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Consolidated Financial Highlights — Gold Portfolio Class M

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.37	$17.83	$21.73	$29.95	$45.04
Income from Investment Operations
Net investment income (loss)B	(.22)	(.11)	(.15)	(.06)	(.03)
Net realized and unrealized gain (loss)	3.54	(.35)	(3.75)	(8.17)	(15.06)
Total from investment operations	3.32	(.46)	(3.90)	(8.23)	(15.09)
Distributions from net realized gain	(.51)	–	–	–	–
Total distributions	(.51)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$20.19	$17.37	$17.83	$21.73	$29.95
Total ReturnD,E	19.62%	(2.58)%	(17.95)%	(27.45)%	(33.50)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.52%	1.50%	1.49%	1.45%
Expenses net of fee waivers, if any	1.46%	1.48%	1.46%	1.47%	1.44%
Expenses net of all reductions	1.46%	1.48%	1.46%	1.46%	1.44%
Net investment income (loss)	(1.01)%	(.72)%	(.79)%	(.28)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$25,170	$17,720	$16,200	$18,402	$24,913
Portfolio turnover rateH	28%	20%	20%	56%	18%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Total returns do not include the effect of the sales charges.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Consolidated Financial Highlights — Gold Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.68	$17.20	$21.06	$29.15	$44.05
Income from Investment Operations
Net investment income (loss)B	(.29)	(.16)	(.23)	(.16)	(.20)
Net realized and unrealized gain (loss)	3.42	(.36)	(3.63)	(7.94)	(14.70)
Total from investment operations	3.13	(.52)	(3.86)	(8.10)	(14.90)
Distributions from net realized gain	(.45)	–	–	–	–
Total distributions	(.45)	–	–	–	–
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$19.36	$16.68	$17.20	$21.06	$29.15
Total ReturnD,E	19.19%	(3.02)%	(18.33)%	(27.75)%	(33.83)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.88%	1.97%	1.96%	1.96%	1.93%
Expenses net of fee waivers, if any	1.85%	1.93%	1.92%	1.94%	1.92%
Expenses net of all reductions	1.84%	1.93%	1.92%	1.93%	1.91%
Net investment income (loss)	(1.40)%	(1.17)%	(1.25)%	(.76)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$101,215	$52,732	$39,429	$33,811	$37,787
Portfolio turnover rateH	28%	20%	20%	56%	18%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Total returns do not include the effect of the contingent deferred sales charge.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Consolidated Financial Highlights — Gold Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.13	$18.50	$22.41	$30.69	$45.87
Income from Investment Operations
Net investment income (loss)B	(.09)	(.02)	(.04)	.07	.20
Net realized and unrealized gain (loss)	3.67	(.35)	(3.87)	(8.36)	(15.38)
Total from investment operations	3.58	(.37)	(3.91)	(8.29)	(15.18)
Distributions from net realized gain	(.70)	–	–	–	–
Total distributions	(.70)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$21.02	$18.13	$18.50	$22.41	$30.69
Total ReturnD	20.41%	(2.00)%	(17.45)%	(26.98)%	(33.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.92%	.90%	.87%	.84%
Expenses net of fee waivers, if any	.84%	.88%	.86%	.85%	.83%
Expenses net of all reductions	.84%	.88%	.86%	.84%	.82%
Net investment income (loss)	(.39)%	(.12)%	(.18)%	.34%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$58,673	$52,607	$23,667	$107,830	$128,262
Portfolio turnover rateG	28%	20%	20%	56%	18%

A  For the year ended February 29.

B  Calculated based on average shares outstanding during the period.

C  Amount represents less than $.005 per share.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P® Global BMI Gold Capped 20/45 Linked Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies that produce gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines. Index returns shown for periods prior to April 1, 2017 are returns of the S&P® Global BMI Gold Capped Index.

S&P® Global BMI Gold Capped Index is a modified market capitalization-weighted index of stocks designed to measure the performance of companies that produce gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03114

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Advisor, Fidelity Investments & Pyramid Design, Fidelity, Destiny, Fidelity Advisor Money Line, and Directed Dividends are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.835883.112	AGLD-PRO-0417

Fund/Class	Class A	Class M (formerly Class T)	Class C	Class I
Consumer Staples Portfolio Fidelity Advisor® Consumer Staples Fund	FDAGX	FDTGX	FDCGX	FDIGX
Gold Portfolio Fidelity Advisor® Gold Fund	FGDAX	FGDTX	FGDCX	FGDIX
Materials Portfolio Fidelity Advisor® Materials Fund	FMFAX	FMFTX	FMFCX	FMFEX
Telecommunications Portfolio Fidelity Advisor® Telecommunications Fund	FTUAX	FTUTX	FTUCX	FTUIX

Funds of Fidelity Select Portfolios

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2017

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2017, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity’s web site at institutional.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

FASF-PTB-0417
1.836264.112

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For Consumer Staples Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the consumer staples industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity SelectCo, LLC (SelectCo) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Gold Portfolio and Telecommunications Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

For purposes of each of Gold Portfolio's and Telecommunications Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of each of Gold Portfolio's and Telecommunications Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of each of Gold Portfolio's and Telecommunications Portfolio's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Materials Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the materials industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund (other than Gold Portfolio):

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

For Gold Portfolio:

The fund may not purchase any precious metals if, as a result, more than 50% of its total assets would be invested in precious metals.

The fund may not purchase or sell physical commodities other than precious metals, provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

For purposes of Gold Portfolio's precious metals and commodities limitations discussed above, SelectCo currently intends to treat investments in securities whose redemption value is indexed to the price of gold or other precious metals as investments in precious metals.

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For each fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition, as a matter of fundamental policy:

Consumer Staples Portfolio invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples.

Gold Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

Materials Portfolio invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.

Telecommunications Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.

Each of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio seeks capital appreciation.

Each fund seeks to achieve its investment objective by investing primarily in equity securities, including common stocks and securities convertible into common stocks, and for Gold Portfolio, in certain precious metals. For each fund, SelectCo does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For each fund:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

For each fund:

The fund does not currently intend to hedge more than 40% of its total assets with short sales against the box under normal conditions.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which SelectCo or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which SelectCo or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For each fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

For a fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. Similarly, the Subsidiary in which Gold Portfolio invests has also filed a notice claiming an exemption from the definition of CPO with respect to its operations. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion and exemption, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion or exemption in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Companies "Principally Engaged" in a Designated Business Activity.  For purposes of a Fidelity® fund's policy to normally invest at least 80% of its assets in securities of companies principally engaged in the business activity or activities identified for the fund, Fidelity may consider a company to be principally engaged in the designated business activity or activities if: (i) at least a plurality of a company's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity or activities.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Securities  cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Gold Portfolio may purchase securities indexed to the price of precious metals as an alternative to direct investment in precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. The fund will purchase precious metals-indexed securities only when its adviser is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by the fund, and may have maturities of one year or more. In addition, the securities may be subject to being put by the fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Investment in Wholly-Owned Subsidiary (Gold Portfolio only).  Gold Portfolio may invest up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (Subsidiary).

Gold Portfolio wholly owns and controls the Subsidiary. Unlike the fund, the Subsidiary is not registered under the 1940 Act and therefore is not subject to the investor protections of the 1940 Act. The Subsidiary is expected to invest primarily in gold and other precious metals. As a result, the Subsidiary is subject to risks similar to those of the fund, including the risks of investing in the gold industry.

By investing in the Subsidiary, Gold Portfolio may gain exposure to gold and other precious metals within the limits of Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Although income from investment in gold and other commodities typically is not "qualifying income," the fund relies on a private letter ruling from the Internal Revenue Service ruling that income from investment in the Subsidiary will constitute "qualifying income" under Subchapter M. Changes in U.S. or Cayman Islands laws could cause investments in the Subsidiary to fail to work as expected.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Precious Metals.  Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Real Estate Investment Trusts.  Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities  are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales "Against the Box"  are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  Each of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, local governments may restrict an investor's ability to sell or redeem securities, and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. Persistent low growth in the global economy has weakened the global demand for their exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. As the economic growth rate of China continues to slow and commodities continue to experience price volatility, emerging markets may face significant economic difficulties as demand for their exports weakens. Developing countries may also face disproportionately large exposure to the negative effects of climate change, both because of geography and because they lack access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States may impose economic sanctions against emerging market companies in various sectors in which the fund may invest. These sanctions, if imposed, could impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. As a result, some governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. The U.S. Federal Reserve, however, ended its quantitative easing program in 2014 and subsequently raised certain interest rates in December 2015. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the global financial system may rise.

In addition to their over-reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any further increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain economies in emerging market countries have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, and persistent low growth in the global economy may inhibit growth for emerging market countries.

Canada.

Political. Canada's parliamentary system of government is, in general, stable. Quebec does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers for the province. To date, referendums on Quebec sovereignty have been defeated. If a referendum in favor of the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement may make the Canadian economy and securities market more sensitive to North American trade patterns.

In recent years, growth slowed down in certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Growth forecasts remain modest, especially as the prices for commodities, in particular oil, have fallen in recent years, adversely affecting the Canadian economy. Furthermore, the recent volatility in the strength of the Canadian dollar may negatively impact Canada's ability to export, which could limit Canada's economic growth.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by SelectCo pursuant to authority contained in the management contract. To the extent that SelectCo grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from SelectCo's policies, may apply to that fund, subject to applicable law.

SelectCo or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review SelectCo's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

SelectCo.

The Selection of Securities Brokers and Dealers

SelectCo or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of SelectCo, to execute a fund's portfolio securities transactions, SelectCo or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to SelectCo's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, SelectCo or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with SelectCo or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which SelectCo or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, SelectCo or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. SelectCo or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. SelectCo or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of SelectCo or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. SelectCo or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of SelectCo) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to SelectCo or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. SelectCo or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement SelectCo's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although SelectCo or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in SelectCo's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, SelectCo or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to SelectCo.  SelectCo's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which SelectCo or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that SelectCo or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to SelectCo or its affiliates or have no explicit cost associated with them. In addition, SelectCo or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

SelectCo's Decision-Making Process.  In connection with the allocation of fund brokerage, SelectCo or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to SelectCo or its affiliates, viewed in terms of the particular transaction for a fund or SelectCo's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which SelectCo or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While SelectCo or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither SelectCo, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist SelectCo or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which SelectCo or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by SelectCo or its affiliates.

Research Contracts.  SelectCo or its affiliates have arrangements with certain third-party research providers and brokers through whom SelectCo or its affiliates effect fund trades, whereby SelectCo or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, SelectCo or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to SelectCo or its affiliates, or that may be available from another broker. SelectCo or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. SelectCo's or its affiliates' determination to pay for research products and services separately is wholly voluntary on SelectCo's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

SelectCo or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of SelectCo) who have entered into arrangements with SelectCo or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

SelectCo or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided SelectCo or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, SelectCo or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, SelectCo or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than SelectCo or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by SelectCo to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

FMR Co., Inc. (FMRC).

The Selection of Securities Brokers and Dealers

FMRC or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMRC, to execute a fund's portfolio securities transactions, FMRC or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMRC's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMRC or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMRC or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FMRC or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, FMRC or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMRC or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. FMRC or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMRC or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMRC or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMRC) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMRC or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMRC's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FMRC or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMRC's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMRC or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMRC.  FMRC's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMRC or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMRC or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMRC or its affiliates or have no explicit cost associated with them. In addition, FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FMRC's Decision-Making Process.  In connection with the allocation of fund brokerage, FMRC or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMRC or its affiliates, viewed in terms of the particular transaction for a fund or FMRC's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMRC or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FMRC or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMRC, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMRC or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMRC or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMRC or its affiliates.

Research Contracts.  FMRC or its affiliates have arrangements with certain third-party research providers and brokers through whom FMRC or its affiliates effect fund trades, whereby FMRC or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMRC or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMRC or its affiliates, or that may be available from another broker. FMRC or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMRC's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FMRC's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMRC or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMRC) who have entered into arrangements with FMRC or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

FMRC or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided FMRC or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, FMRC or its affiliates may place trades with brokers that use NFS or FCC as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMRC or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FMRC or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMRC to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended February 28, 2017 and February 29, 2016. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in SelectCo's investment outlook.

Turnover Rates	2017	2016
Consumer Staples Portfolio	56%	63%
Gold Portfolio	28%	20%
Materials Portfolio	49%	64%
Telecommunications Portfolio	105%	51%

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended February 28, 2017, February 29, 2016, and February 28, 2015. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Consumer Staples Portfolio	February 28
	2017	$2,069,305	0.06%
	2016 (1)	$1,445,749	0.05%
	2015	$1,010,204	0.04%
Gold Portfolio	February 28
	2017	$779,932	0.05%
	2016 (1)	$526,673	0.06%
	2015	$629,728	0.05%
Materials Portfolio	February 28
	2017	$626,328	0.04%
	2016 (1)	$991,670	0.06%
	2015	$1,239,289	0.06%
Telecommunications Portfolio	February 28
	2017	$1,420,387	0.16%
	2016 (1)	$549,102	0.11%
	2015	$643,290	0.16%

(1)   Fiscal year ended February 29.

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2017. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Feb 28	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Consumer Staples Portfolio	2017	NFS (1)	FMR LLC	$28,361	1.37%	7.18%
	2017	Luminex	FMR LLC	$1,755	0.08%	0.80%
	2016 (2)	NFS	FMR LLC	$15,258
	2016 (2)	Luminex	FMR LLC	$251
	2015	NFS	FMR LLC	$14,678
Gold Portfolio	2017	NFS (1)	FMR LLC	$8,571	1.10%	4.73%
	2016 (2)	NFS	FMR LLC	$6,119
	2015	NFS	FMR LLC	$9,496
Materials Portfolio	2017	NFS (1)	FMR LLC	$21,571	3.44%	15.77%
	2017	Luminex	FMR LLC	$550	0.09%	0.92%
	2016 (2)	NFS	FMR LLC	$18,222
	2016 (2)	Luminex	FMR LLC	$143
	2015	NFS	FMR LLC	$24,808
Telecommunications Portfolio	2017	NFS (1)	FMR LLC	$42,985	3.03%	7.39%
	2017	Luminex	FMR LLC	$4,183	0.29%	1.11%
	2016 (2)	NFS	FMR LLC	$19,297
	2016 (2)	Luminex	FMR LLC	$212
	2015	NFS	FMR LLC	$16,650

(1)  The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

(2)   Fiscal year ended February 29.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2017.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Consumer Staples Portfolio	February 28, 2017	$1,579,295	$2,324,574,053
Gold Portfolio	February 28, 2017	$286,701	$266,856,984
Materials Portfolio	February 28, 2017	$468,408	$795,589,628
Telecommunications Portfolio	February 28, 2017	$1,095,841	$1,249,311,056

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended December 31, 2016.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services
Consumer Staples Portfolio	December 31, 2016	$575,721
Gold Portfolio	December 31, 2016	$177,986
Materials Portfolio	December 31, 2016	$232,666
Telecommunications Portfolio	December 31, 2016	$403,080

VALUATION

NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to SelectCo. SelectCo has established the SelectCo Fair Value Committee (the Committee) to fulfill these responsibilities. The Committee may rely on information and recommendations provided by the FMR Fair Value Committee (FMR Committee) or other affiliates of SelectCo in fulfilling its responsibilities, including the fair valuation of securities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. SelectCo engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

SelectCo reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if SelectCo determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

In addition to the exchange privileges listed in each fund's prospectus, each fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to minimum investment limitations and other eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for Class I shares of the same fund.

Class M: Shares of Class M may be exchanged for Class A (on a load-waived basis) or Class I shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class M, or Class I shares of the same fund.

Class I: Shares of Class I may be exchanged for Class A shares of the same fund if you are no longer eligible for Class I.

Each fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

The following table shows a fund's aggregate capital loss carryforward as of February 28, 2017, which is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund must use losses that do not expire before it uses losses that do expire, and a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited. Any applicable expiration dates are noted in the table.

Fund Name	Consumer Staples Portfolio	Gold Portfolio	Materials Portfolio	Telecomm- unications Portfolio
Capital Loss Carryforward (CLC)	$0	$1,218,001,068	$0	$0
Total Non-Expiring CLC	$0	$1,218,001,068	$0	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$611,309	$0
2019	$0	$0	$80,787	$0

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. The amount of foreign taxes paid by the fund will be reduced to the extent that the fund lends securities over the dividend record date. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. For purposes of these rules, Gold Portfolio relies on a ruling from the Internal Revenue Service that income from investment in the Subsidiary will constitute "qualifying income" under Subchapter M.

Investment in the Subsidiary (Gold Portfolio only). Gold Portfolio intends to invest a portion of its assets in the Subsidiary. The Subsidiary, a foreign corporation, is wholly-owned by the fund, and the fund will be considered a "U.S. Shareholder" for purposes of the controlled foreign corporation (CFC) provisions of the Internal Revenue Code. As such, the fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income," including net gains from transactions in commodities. Subpart F income generally will be treated as ordinary income, regardless of the character of the Subsidiary's underlying income. In addition, any losses incurred by the Subsidiary can only offset income earned by the Subsidiary in the same year. Net losses earned by the Subsidiary will not be able to offset income earned by the fund and cannot be carried back or forward by the Subsidiary to offset income from prior or future years.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function.  Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee normally meets at least four times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and SelectCo and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and SelectCo and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with SelectCo, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by SelectCo. During the fiscal year ended February 28, 2017, the committee held eight meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Rosow currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with SelectCo, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with SelectCo, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 28, 2017, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the SelectCo Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the SelectCo Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the SelectCo Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the SelectCo Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended February 28, 2017, the committee held four meetings.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of SelectCo and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 28, 2017, the committee held five meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2016.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Brian B.Hogan
Consumer Staples Portfolio	none
Gold Portfolio	over $100,000
Materials Portfolio	$10,001 - $50,000
Telecommunications Portfolio	$10,001 - $50,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	David A.Rosow	Garnett A.Smith	Michael E.Wiley
Consumer Staples Portfolio	none	none	none
Gold Portfolio	none	none	none
Materials Portfolio	none	none	none
Telecommunications Portfolio	none	none	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 28, 2017, or calendar year ended December 31, 2016, as applicable.

Compensation Table (1)
AGGREGATE COMPENSATION FROM A FUND	Donald F.Donahue	David A.Rosow	Garnett A.Smith	Carol B.Tomé (2)
Consumer Staples Portfolio (3)	$15,563	$16,166	$15,563	$2,238
Gold Portfolio (4)	$8,053	$8,364	$8,053	$1,137
Materials Portfolio (5)	$6,918	$7,186	$6,918	$1,169
Telecommunications Portfolio	$4,207	$4,370	$4,207	$614
TOTAL COMPENSATION FROM THE FUND COMPLEX (6)	$394,000	$404,000	$389,000	--
AGGREGATE COMPENSATION FROM A FUND	Michael E.Wiley
Consumer Staples Portfolio (3)	$17,518
Gold Portfolio (4)	$9,064
Materials Portfolio (5)	$7,783
Telecommunications Portfolio	$4,735
TOTAL COMPENSATION FROM THE FUND COMPLEX (6)	$439,000

(1)  Brian B. Hogan is an interested person and is compensated by Fidelity.

(2)   Ms. Tomé serves as a Member of the Advisory Board of Fidelity Select Portfolios effective January 1, 2017.

(3)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $14,054; Garnett A. Smith, $14,054; Carol B. Tomé, $987; and Michael E. Wiley, $14,132.

(4)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $7,247; Garnett A. Smith, $7,247; Carol B. Tomé, $536; and Michael E. Wiley, $7,281.

(5)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,251; Garnett A. Smith, $6,251; Carol B. Tomé, $524; and Michael E. Wiley, $6,289.

(6)   Reflects compensation received for the calendar year ended December 31, 2016 for 82 funds of 4 trusts. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $239,069; Garnett A. Smith, $239,069; and Michael E. Wiley, $240,000.

As of February 28, 2017, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of February 28, 2017, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Consumer Staples Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	35.56%
Fidelity Advisor® Consumer Staples Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.50%
Fidelity Advisor® Consumer Staples Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.10%
Fidelity Advisor® Consumer Staples Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.96%
Fidelity Advisor® Consumer Staples Fund - Class C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.72%
Fidelity Advisor® Consumer Staples Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	11.79%
Fidelity Advisor® Consumer Staples Fund - Class C	WELLS FARGO BANK	SAINT LOUIS	MO	8.79%
Fidelity Advisor® Consumer Staples Fund - Class C	LPL FINANCIAL	BOSTON	MA	6.94%
Fidelity Advisor® Consumer Staples Fund - Class C	BANKAMERICA CORP.	JACKSONVILLE	FL	6.47%
Fidelity Advisor® Consumer Staples Fund - Class M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	14.19%
Fidelity Advisor® Consumer Staples Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	13.89%
Fidelity Advisor® Consumer Staples Fund - Class M	LPL FINANCIAL	BOSTON	MA	7.08%
Fidelity Advisor® Consumer Staples Fund - Class M	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	5.21%
Fidelity Advisor® Consumer Staples Fund - Class M	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.18%
Fidelity Advisor® Consumer Staples Fund - Class I	WELLS FARGO BANK	SAINT LOUIS	MO	23.80%
Fidelity Advisor® Consumer Staples Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	19.86%
Fidelity Advisor® Consumer Staples Fund - Class I	LPL FINANCIAL	BOSTON	MA	13.44%
Fidelity Advisor® Consumer Staples Fund - Class I	BANKAMERICA CORP.	JACKSONVILLE	FL	6.37%
Consumer Staples Portfolio (1)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	11.33%
Consumer Staples Portfolio (1)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	8.78%
Fidelity Advisor® Gold Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.75%
Fidelity Advisor® Gold Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.26%
Fidelity Advisor® Gold Fund - Class A	LPL FINANCIAL	BOSTON	MA	11.16%
Fidelity Advisor® Gold Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.82%
Fidelity Advisor® Gold Fund - Class A	JP MORGAN CHASE	BROOKLYN	NY	5.52%
Fidelity Advisor® Gold Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	64.62%
Fidelity Advisor® Gold Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	5.91%
Fidelity Advisor® Gold Fund - Class M	ADP	ROSELAND	NJ	16.15%
Fidelity Advisor® Gold Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	13.52%
Fidelity Advisor® Gold Fund - Class M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.88%
Fidelity Advisor® Gold Fund - Class M	LPL FINANCIAL	BOSTON	MA	9.71%
Fidelity Advisor® Gold Fund - Class I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	27.70%
Fidelity Advisor® Gold Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	26.57%
Gold Portfolio (1)	FMR LLC	BOSTON	MA	6.54%
Fidelity Advisor® Materials Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	23.84%
Fidelity Advisor® Materials Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	13.13%
Fidelity Advisor® Materials Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.90%
Fidelity Advisor® Materials Fund - Class A	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	6.28%
Fidelity Advisor® Materials Fund - Class C	WELLS FARGO BANK	SAINT LOUIS	MO	14.29%
Fidelity Advisor® Materials Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.07%
Fidelity Advisor® Materials Fund - Class C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	9.45%
Fidelity Advisor® Materials Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	8.87%
Fidelity Advisor® Materials Fund - Class C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.52%
Fidelity Advisor® Materials Fund - Class C	BANKAMERICA CORP.	JACKSONVILLE	FL	5.60%
Fidelity Advisor® Materials Fund - Class M	LPL FINANCIAL	BOSTON	MA	17.63%
Fidelity Advisor® Materials Fund - Class M	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	14.04%
Fidelity Advisor® Materials Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.85%
Fidelity Advisor® Materials Fund - Class M	ADP	ROSELAND	NJ	5.61%
Fidelity Advisor® Materials Fund - Class I	WELLS FARGO BANK	SAINT LOUIS	MO	19.54%
Fidelity Advisor® Materials Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	11.29%
Fidelity Advisor® Materials Fund - Class I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	10.96%
Fidelity Advisor® Materials Fund - Class I	UBS AG	WEEHAWKEN	NJ	6.82%
Fidelity Advisor® Telecommunications Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	17.04%
Fidelity Advisor® Telecommunications Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	13.39%
Fidelity Advisor® Telecommunications Fund - Class A	LPL FINANCIAL	BOSTON	MA	9.49%
Fidelity Advisor® Telecommunications Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.34%
Fidelity Advisor® Telecommunications Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.34%
Fidelity Advisor® Telecommunications Fund - Class C	BANKAMERICA CORP.	JACKSONVILLE	FL	9.79%
Fidelity Advisor® Telecommunications Fund - Class C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	9.49%
Fidelity Advisor® Telecommunications Fund - Class C	WELLS FARGO BANK	SAINT LOUIS	MO	9.38%
Fidelity Advisor® Telecommunications Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	6.87%
Fidelity Advisor® Telecommunications Fund - Class M	ADP	ROSELAND	NJ	26.23%
Fidelity Advisor® Telecommunications Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.10%
Fidelity Advisor® Telecommunications Fund - Class M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.04%
Fidelity Advisor® Telecommunications Fund - Class M	PAYCHEX SECURITIES CORPORATION	ROCHESTER	NY	6.88%
Fidelity Advisor® Telecommunications Fund - Class I	LADENBURG THALMANN	LA VISTA	NE	34.02%
Fidelity Advisor® Telecommunications Fund - Class I	LPL FINANCIAL	BOSTON	MA	13.75%
Fidelity Advisor® Telecommunications Fund - Class I	WELLS FARGO BANK	SAINT LOUIS	MO	9.61%
Fidelity Advisor® Telecommunications Fund - Class I	BANKAMERICA CORP.	JACKSONVILLE	FL	7.83%
Fidelity Advisor® Telecommunications Fund - Class I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.67%
Fidelity Advisor® Telecommunications Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	5.00%
Telecommunications Portfolio (1)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	13.13%
Telecommunications Portfolio (1)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	10.38%

(1)  The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of SelectCo, FMRC, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

SelectCo, FMRC, FMR UK, FMR H.K., FMR Japan, FDC, and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with SelectCo, pursuant to which SelectCo furnishes investment advisory and other services. FMR manages the Subsidiary.

Management Services. Under the terms of its management contract with each fund, SelectCo acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. SelectCo also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of SelectCo, and all personnel of each fund or SelectCo performing services relating to research, statistical and investment activities.

In addition, SelectCo or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Gold Portfolio may invest in the Subsidiary. The Subsidiary has entered into a separate contract with FMR, an affiliate of SelectCo, the fund's investment adviser, for the management of its portfolio pursuant to which the Subsidiary pays FMR a fee at an annual rate of 0.30% of its net assets. SelectCo has contractually agreed to waive Gold Portfolio's management fee in an amount equal to the management fee paid to FMR by the Subsidiary. This arrangement may not be discontinued by FMR as long as its contract with the Subsidiary is in place.

Management-Related Expenses. In addition to the management fee payable to SelectCo and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees.

For the services of SelectCo under the management contract, each fund pays SelectCo a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which SelectCo or FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
Over			1,845.2019	2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,751 billion of group net assets - the approximate level for February 2017 - was 0.2460%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,751 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets for February 2017, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Consumer Staples Portfolio	0.2460%	+	0.3000%	=	0.5460%
Gold Portfolio	0.2460%	+	0.3000%	=	0.5460%
Materials Portfolio	0.2460%	+	0.3000%	=	0.5460%
Telecommunications Portfolio	0.2460%	+	0.3000%	=	0.5460%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund to SelectCo for the past three fiscal years. In addition, the table shows the amount of waivers reducing management fees, if applicable.

Fund	Fiscal Years Ended February 28	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser
Consumer Staples Portfolio	2017	$--	$17,449,594
	2016 (1)	$--	$15,733,851
	2015	$--	$14,005,834
Gold Portfolio	2017	$471,109	$9,811,701
	2016 (1)	$318,965	$5,414,585
	2015	$446,754	$7,307,511
Materials Portfolio	2017	$--	$7,904,862
	2016 (1)	$--	$9,399,943
	2015	$--	$11,769,676
Telecommunications Portfolio	2017	$--	$4,796,107
	2016 (1)	$--	$2,684,686
	2015	$--	$2,193,042

(1)   Fiscal year ended February 29.

SelectCo may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. SelectCo retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Adviser - FMRC. On behalf of each fund, SelectCo has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund. SelectCo, and not the fund, pays FMRC's fees.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, SelectCo has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, SelectCo has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, SelectCo may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and SelectCo may grant the sub-advisers investment management authority and the authority to buy and sell securities if SelectCo believes it would be beneficial to the fund (discretionary services). SelectCo, and not the fund, pays the sub-advisers.

Robert Lee is the portfolio manager of Consumer Staples Portfolio and receives compensation for his services. Joseph Wickwire is the portfolio manager of Gold Portfolio and receives compensation for his services. As of February 28, 2017, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Lee’s bonus that is linked to the investment performance of Consumer Staples Portfolio is based on the fund’s pre-tax investment performance measured against the MSCI U.S. IMI Consumer Staples 25-50 Index. The portion of Mr. Wickwire’s bonus that is linked to the investment performance of Gold Portfolio is based on the fund’s pre-tax investment performance measured against the S&P® Global BMI Gold Capped Index (S&P® Global BMI Gold Capped 20-45 Index as of April 1, 2017). Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following persons are research analysts and are the portfolio managers of the Select fund(s) indicated. Research analysts who also manage sector funds, such as the Select funds, are referred to as sector fund managers.

Sector Fund Manager / Select Fund

Tobias Welo / Materials Portfolio

Matthew Drukker / Telecommunications Portfolio

Each sector fund manager receives compensation for his services as a research analyst and as a portfolio manager under a single compensation plan. As of February 28, 2017, each sector fund manager's compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each sector fund manager's compensation may be deferred based on criteria established by FMR or at the election of the sector fund manager.

Each sector fund manager’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and sector fund manager at FMR or its affiliates. A portion of each sector fund manager’s bonus relates to his performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the sector fund manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, (ii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index, and (iii) the investment performance of other FMR equity funds and accounts within the sector fund manager’s designated sector team. The pre-tax investment performance of each sector fund manager’s fund(s) and account(s) is weighted according to the sector fund manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the sector fund manager’s tenure, but that eventually encompasses rolling periods of up to five years. The portion of each sector fund manager’s bonus that is linked to the investment performance of his fund is based on the fund’s pre-tax investment performance measured against the index identified below for the fund. Each sector fund manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, sector fund managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The index for each Select fund listed above is:

Select Fund / Sector Fund Index

Materials Portfolio / MSCI U.S. IMI Materials 25-50 Index

Telecommunications Portfolio / MSCI U.S. IMI Telecommunications Services 25-50 Index

A sector fund manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a sector fund manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A sector fund manager’s base pay and bonus opportunity tend to increase with a sector fund manager’s level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a sector fund manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A sector fund manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for a fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics. Furthermore, the potential exists that a sector fund manager’s responsibilities as a portfolio manager of a sector fund may not be entirely consistent with his responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

The following table provides information relating to other accounts managed by Mr. Lee as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$8,742	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,209	none	none

* Includes Consumer Staples Portfolio ($2,862 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Consumer Staples Portfolio beneficially owned by Mr. Lee was Over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Wickwire as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,978	none	$7
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Gold Portfolio ($1,544 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Gold Portfolio beneficially owned by Mr. Wickwire was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Welo as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$7,873	none	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,717	none	none

* Includes Materials Portfolio ($1,568 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Materials Portfolio beneficially owned by Mr. Welo was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Drukker as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$1,496	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$205	none	none

* Includes Telecommunications Portfolio ($760 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Telecommunications Portfolio beneficially owned by Mr. Drukker was $10,001 - $50,000.

PROXY VOTING GUIDELINES

Fidelity® Sector Portfolios' Proxy Voting Guidelines

The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity® Sector Portfolios, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity® Sector Portfolios, and, accordingly, are subject to change.)

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of the Sector Portfolios. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other Fidelity companies' relationship, business or otherwise. In evaluating proposals, SelectCo considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B. Investment Proxy Research votes proxies. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of the Fidelity® Funds. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity's corporate policy on conflicts of interest.

C. For proposals not covered by the Guidelines or that involve other special circumstances, SelectCo evaluates them on a case-by-case basis with input from the appropriate SelectCo or FMR analyst or SelectCo portfolio manager with review by an attorney within the General Counsel's office, senior management of Fidelity Asset Management, and a member of senior management within Investment Proxy Research. If there is a significant pattern of these proposals or other special circumstances, SelectCo will refer them to the appropriate Fidelity® Sector Portfolios Board Committee.

D. SelectCo will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, SelectCo will generally abstain.

E. Many Sector Portfolios invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, SelectCo will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

F. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, SelectCo will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, SelectCo will generally not vote proxies in order to safeguard fund holdings information.

G. Where a management-sponsored proposal is inconsistent with the Guidelines, SelectCo may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and SelectCo will generally support management based on this commitment. If a company subsequently does not abide by its commitment, SelectCo will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E. Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F. Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

G. Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

H. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

I. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III. Directors

A. Election of Directors

SelectCo will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. SelectCo will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, SelectCo will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.

SelectCo will also consider not withholding authority on the election of directors when:

a. SelectCo determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

b. One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, SelectCo will withhold authority on the election of directors.

2. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.

4. The company has not adequately addressed concerns communicated by SelectCo in the process of discussing executive compensation.

5. To gain SelectCo's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The board is not composed of a majority of independent directors.

B. Contested Director Elections

SelectCo believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds' assets are invested. SelectCo will vote on a case-by-case basis in contested director elections, taking into account factors such as management's track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder's and management's nominees; and other factors. Ultimately, SelectCo will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

C. Indemnification

SelectCo will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless SelectCo is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

D. Independent Chairperson

SelectCo will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, SelectCo will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

E. Majority Voting in Director Elections

SelectCo will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). SelectCo may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

F. Proxy Access

SelectCo will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5% in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

IV. Compensation

A. Executive Compensation

1. Advisory votes on executive compensation (Say on Pay)

a. SelectCo will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

(i) The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by SelectCo in the process of discussing executive compensation;

(ii) The alignment of executive compensation and company performance relative to peers; and

(iii) The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b. SelectCo will generally vote against proposals to ratify Golden Parachutes.

2. Advisory vote on frequency of Say on Pay votes

When presented with a frequency of Say on Pay vote, SelectCo will generally support holding an annual advisory vote on Say on Pay.

B. Equity compensation plans

SelectCo will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1. (a) The company's average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead SelectCo to conclude that the burn rate is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3. The plan includes an Evergreen Provision.

4. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

C. Equity Exchanges and Repricing

SelectCo will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D. Employee Stock Purchase Plans

SelectCo will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, SelectCo may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

E. Bonus Plans and Tax Deductibility Proposals

SelectCo will generally vote in favor of cash and stock incentive plans that seek shareholder approval to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code.

V. Anti-Takeover Provisions

SelectCo will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. In the case of a Poison Pill, it either:

1. Includes the following features:

a. A Sunset Provision of no greater than five years;

b. Links to a business strategy that is expected to result in greater value for the shareholders;

c. Requires shareholder approval to be reinstated upon expiration or if amended;

d. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and

e. Allows the Fidelity® Funds1 to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or

2. Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the proposal based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

SelectCo will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

B. In the case of proposals regarding shareholders' rights to call special meetings, SelectCo generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

C. In the case of proposals regarding shareholders' right to act by written consent, SelectCo will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. In the case of proposals regarding supermajority provisions, SelectCo may vote to support such a provision when SelectCo determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

SelectCo will generally vote against a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

However, in the case of real estate investment trusts (REIT), SelectCo will generally vote against a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

B. Reverse Stock Splits

SelectCo will generally vote in favor of reverse stock splits as long as the post-split authorized shares is not greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C. Multi-Class Share Structures

SelectCo will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, SelectCo will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

D. Cumulative Voting Rights

SelectCo will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E. Acquisition or Business Combination Statutes

SelectCo will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F. Incorporation or Reincorporation in Another State or Country

SelectCo will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. SelectCo will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII. Shares of Fidelity® Funds, ETFs, or other non-Fidelity® Mutual Funds and ETFs

A. When a Fidelity® Fund invests in an underlying Fidelity® Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, SelectCo will vote in the same proportion as all other voting shareholders of the underlying fund ("echo voting"). SelectCo may choose not to vote if "echo voting" is not operationally practical.

B. Certain Fidelity® Funds may invest in shares of underlying Fidelity® Funds that do not have public shareholders. For Fidelity® Funds without public shareholders that are managed by SelectCo or FMR or an affiliate, SelectCo will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

SelectCo will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Environmental and Social Issues

SelectCo generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, SelectCo may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, Selecto may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. SelectCo also may support proposals on issues such as equal employment, and board and workforce diversity.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

¹For purposes of these Guidelines, any reference to “Fidelity® Fund” or “Fidelity® Funds” includes fund(s) managed by FMR as well as funds managed by SelectCo.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of SelectCo. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by SelectCo.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		CDSC Revenue
Fund	Fiscal Year Ended	Amount Paid to FDC	Amount Retained By FDC	Amount Paid to FDC	Amount Retained By FDC
Fidelity Advisor® Consumer Staples Fund - Class A	February 28, 2017	$1,005,706	$447,643	$7,062	$7,062
	2016 (1)	$712,778	$336,671	$263	$263
	2015	$481,707	$193,959	$3,227	$3,227
Fidelity Advisor® Consumer Staples Fund - Class B (2)	February 28, 2017	--	--	$19	$19
	2016 (1)	--	--	$2,345	$2,345
	2015	--	--	$9,631	$9,631
Fidelity Advisor® Consumer Staples Fund - Class C	February 28, 2017	--	--	$51,246	$51,246
	2016 (1)	--	--	$32,125	$32,125
	2015	--	--	$13,925	$13,925
Fidelity Advisor® Consumer Staples Fund - Class M	February 28, 2017	$152,790	$51,000	$77	$77
	2016 (1)	$124,331	$43,806	$39	$39
	2015	$85,845	$27,465	$41	$41
Fidelity Advisor® Gold Fund - Class A	February 28, 2017	$206,346	$99,329	$162	$162
	2016 (1)	$83,853	$30,031	$26	$26
	2015	$91,361	$29,972	$1,248	$1,248
Fidelity Advisor® Gold Fund - Class B (2)	February 28, 2017	--	--	$45	$45
	2016 (1)	--	--	$1,554	$1,554
	2015	--	--	$5,893	$5,893
Fidelity Advisor® Gold Fund - Class C	February 28, 2017	--	--	$22,697	$22,697
	2016 (1)	--	--	$9,782	$9,782
	2015	--	--	$11,697	$11,697
Fidelity Advisor® Gold Fund - Class M	February 28, 2017	$51,094	$15,194	$20	$20
	2016 (1)	$38,042	$7,958	$14	$14
	2015	$46,749	$8,781	$13	$13
Fidelity Advisor® Materials Fund - Class A	February 28, 2017	$122,505	$61,811	$357	$357
	2016 (1)	$124,988	$63,104	$95	$95
	2015	$259,654	$138,285	$12,120	$12,120
Fidelity Advisor® Materials Fund - Class B (2)	February 28, 2017	--	--	$132	$132
	2016 (1)	--	--	$3,199	$3,199
	2015	--	--	$7,882	$7,882
Fidelity Advisor® Materials Fund - Class C	February 28, 2017	--	--	$4,512	$4,512
	2016 (1)	--	--	$13,325	$13,325
	2015	--	--	$25,516	$25,516
Fidelity Advisor® Materials Fund - Class M	February 28, 2017	$25,284	$6,882	$19	$19
	2016 (1)	$22,574	$4,991	$3	$3
	2015	$38,768	$11,349	$8	$8
Fidelity Advisor® Telecommunications Fund - Class A	February 28, 2017	$103,385	$37,463	$19	$19
	2016 (1)	$29,795	$12,520	$3	$3
	2015	$30,796	$12,354	$0	$0
Fidelity Advisor® Telecommunications Fund - Class B (2)	February 28, 2017	--	--	$1	$1
	2016 (1)	--	--	$54	$54
	2015	--	--	$41	$41
Fidelity Advisor® Telecommunications Fund - Class C	February 28, 2017	--	--	$2,967	$2,967
	2016 (1)	--	--	$607	$607
	2015	--	--	$721	$721
Fidelity Advisor® Telecommunications Fund - Class M	February 28, 2017	$16,386	$3,693	$1	$1
	2016 (1)	$10,842	$2,204	$4	$4
	2015	$14,576	$3,257	$0	$0

(1)   Fiscal year ended February 29.

(2)   Effective on or about July 1, 2016, all Class B shares of the fund were converted to Class A shares of the fund. The fund no longer offers Class B shares.

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class M, Class C and Class I of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or SelectCo to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Plan adopted for each class of each fund is described in the prospectus.

The table below shows the distribution and service fees paid for the fiscal year ended February 28, 2017.

Fund(s)	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC (1)
Fidelity Advisor® Consumer Staples Fund - Class A	--	--	--	$1,339,266	$1,339,266	$0
Fidelity Advisor® Consumer Staples Fund - Class B (2)	$14,002	$0	$14,002 (3)	$4,667	$4,667	$0
Fidelity Advisor® Consumer Staples Fund - Class C	$2,295,529	$1,705,599	$589,930 (1)	$765,176	$568,533	$196,643
Fidelity Advisor® Consumer Staples Fund - Class M	$218,467	$218,467	$0 (1)	$218,467	$218,467	$0
Fidelity Advisor® Gold Fund - Class A	--	--	--	$218,687	$217,242	$1,445
Fidelity Advisor® Gold Fund - Class B (2)	$3,084	$0	$3,084 (3)	$1,028	$1,026	$2
Fidelity Advisor® Gold Fund - Class C	$701,695	$445,544	$256,151 (1)	$233,898	$148,515	$85,383
Fidelity Advisor® Gold Fund - Class M	$65,490	$65,424	$66 (1)	$65,489	$65,423	$66
Fidelity Advisor® Materials Fund - Class A	--	--	--	$523,269	$523,269	$0
Fidelity Advisor® Materials Fund - Class B (2)	$6,962	$0	$6,962 (3)	$2,321	$2,321	$0
Fidelity Advisor® Materials Fund - Class C	$538,139	$501,536	$36,603 (1)	$179,380	$167,179	$12,201
Fidelity Advisor® Materials Fund - Class M	$85,459	$85,459	$0 (1)	$85,459	$85,459	$0
Fidelity Advisor® Telecommunications Fund - Class A	--	--	--	$76,395	$76,395	$0
Fidelity Advisor® Telecommunications Fund - Class B (2)	$548	$0	$548 (3)	$183	$181	$2
Fidelity Advisor® Telecommunications Fund - Class C	$89,459	$65,334	$24,125 (1)	$29,820	$21,779	$8,041
Fidelity Advisor® Telecommunications Fund - Class M	$19,938	$19,938	$0 (1)	$19,938	$19,938	$0

(1)   Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

(2)   Effective on or about July 1, 2016, all Class B shares of the fund were converted to Class A shares of the fund. The fund no longer offers Class B shares.

(3)   These amounts were retained by FDC for use in its capacity as distributor.

Under each Class I Plan, if the payment of management fees by the fund to SelectCo is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class I Plan specifically recognizes that SelectCo may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I shares and/or shareholder support services. In addition, each Class I Plan provides that SelectCo, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class I shares.

Under each Class A, Class M, and Class C Plan, if the payment of management fees by the fund to SelectCo is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class M, and Class C Plan specifically recognizes that SelectCo may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class M, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Class I Plan does not authorize payments by Class I of a fund other than those made to SelectCo under its management contract with the fund. To the extent that each Plan gives SelectCo and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class M, and Class C Plan does not provide for specific payments by Class A, Class M, and Class C of any of the expenses of FDC, or obligate FDC or SelectCo to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from SelectCo, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of SelectCo, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.

The asset-based fees are subject to adjustment in any month in which the total return of the S&P 500® Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by SelectCo or an affiliate, and in each Fidelity Advisor Freedom® Fund, a fund of funds managed by a SelectCo affiliate, according to the percentage of the QTP's or Fidelity Advisor Freedom® Fund's assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

Each fund has entered into a service agent agreement with FSC, an affiliate of SelectCo (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds (other than Gold Portfolio) are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for Gold Portfolio are 0.0518% of the first $500 million of average net assets, 0.0415% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Pricing and bookkeeping fees paid by a fund to FSC for the past three fiscal years are shown in the following table.

Fund	2017	2016	2015
Consumer Staples Portfolio	$931,966	$845,526	$757,490
Gold Portfolio	$759,339	$436,892	$569,253
Materials Portfolio	$453,929	$528,178	$645,602
Telecommunications Portfolio	$297,820	$186,448	$155,142

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2017	2016	2015
Consumer Staples Portfolio	$19,680	$9,587	$10,211
Gold Portfolio	$701	$6,142	$11,146
Materials Portfolio	$2,356	$2,110	$8,233
Telecommunications Portfolio	$13,971	$7,666	$4,394

DESCRIPTION OF THE TRUST

Trust Organization. Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio are funds of Fidelity Select Portfolios, an open-end management investment company created under an initial declaration of trust dated November 20, 1980. On October 1, 2016, Electronics Portfolio changed its name from Electronics Portfolio to Semiconductors Portfolio. On January 1, 2016, Medical Delivery Portfolio changed its name from Medical Delivery Portfolio to Health Care Services Portfolio. On January 1, 2016, Software and Computer Services Portfolio changed its name from Software and Computer Services Portfolio to Software and IT Services Portfolio. As of the funds' most recently completed fiscal year end, there are 42 funds offered in Fidelity Select Portfolios: Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Fidelity® International Real Estate Fund, Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. SelectCo believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. JPMorgan Chase Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

SelectCo, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by SelectCo. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized SelectCo, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings, including its top ten holdings, monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons SelectCo believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by SelectCo or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. SelectCo relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Barclays Capital Inc. (full holdings daily, on the next business day).

SelectCo, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended February 28, 2017, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity Advisor, Fidelity Advisor Freedom, Fidelity Investments & Pyramid Design, Fidelity, Select Portfolios, and VIP FundsManager are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity® Select Portfolios®

Fund/Class	Ticker
Air Transportation Portfolio	FSAIX
Automotive Portfolio	FSAVX
Banking Portfolio	FSRBX
Biotechnology Portfolio	FBIOX
Brokerage and Investment Management Portfolio	FSLBX
Chemicals Portfolio	FSCHX
Communications Equipment Portfolio	FSDCX
Computers Portfolio	FDCPX
Construction and Housing Portfolio	FSHOX
Consumer Discretionary Portfolio	FSCPX
Consumer Finance Portfolio	FSVLX
Consumer Staples Portfolio/Consumer Staples Portfolio	FDFAX
Defense and Aerospace Portfolio	FSDAX
Energy Portfolio	FSENX
Energy Service Portfolio	FSESX
Environment and Alternative Energy Portfolio	FSLEX
Financial Services Portfolio	FIDSX
Gold Portfolio/Gold Portfolio	FSAGX
Health Care Portfolio	FSPHX
Health Care Services Portfolio	FSHCX
Industrial Equipment Portfolio	FSCGX
Industrials Portfolio	FCYIX
Insurance Portfolio	FSPCX
IT Services Portfolio	FBSOX
Leisure Portfolio	FDLSX
Materials Portfolio/Materials Portfolio	FSDPX
Medical Equipment and Systems Portfolio	FSMEX
Multimedia Portfolio	FBMPX
Natural Gas Portfolio	FSNGX
Natural Resources Portfolio	FNARX
Pharmaceuticals Portfolio	FPHAX
Retailing Portfolio	FSRPX
Semiconductors Portfolio (formerly Electronics Portfolio)	FSELX
Software and IT Services Portfolio	FSCSX
Technology Portfolio	FSPTX
Telecommunications Portfolio/Telecommunications Portfolio	FSTCX
Transportation Portfolio	FSRFX
Utilities Portfolio	FSUTX
Wireless Portfolio	FWRLX

Funds of Fidelity Select Portfolios

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2017

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2017, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

SEL-PTB-0417
1.474722.121

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For Banking Portfolio, Financial Services Portfolio, and Natural Resources Portfolio:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund (other than Banking Portfolio, Brokerage and Investment Management Portfolio, Communications Equipment Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Industrials Portfolio, IT Services Portfolio, and Materials Portfolio):

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

For purposes of each fund's (other than Banking Portfolio, Brokerage and Investment Management Portfolio, Communications Equipment Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Industrials Portfolio, IT Services Portfolio, and Materials Portfolio) concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity SelectCo, LLC (SelectCo) looks through to the U.S. Government securities.

For purposes of each fund's (other than Banking Portfolio, Brokerage and Investment Management Portfolio, Communications Equipment Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Industrials Portfolio, IT Services Portfolio, and Materials Portfolio) concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of each fund's (other than Banking Portfolio, Brokerage and Investment Management Portfolio, Communications Equipment Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Industrials Portfolio, IT Services Portfolio, and Materials Portfolio) concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Banking Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in banking.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Brokerage and Investment Management Portfolio and Financial Services Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

For purposes of each of Brokerage and Investment Management Portfolio's and Financial Services Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of each of Brokerage and Investment Management Portfolio's and Financial Services Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of each of Brokerage and Investment Management Portfolio's and Financial Services Portfolio's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities. An issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for the fund.

For Communications Equipment Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the communications equipment industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Construction and Housing Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the construction and housing industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Consumer Discretionary Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the consumer discretionary industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Consumer Finance Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the consumer finance industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Consumer Staples Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the consumer staples industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Environment and Alternative Energy Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the environment and alternative energy industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, Select Co may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Industrials Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the industrials industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For IT Services Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the information technology industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For Materials Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the materials industries.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, SelectCo looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund (other than Gold Portfolio and Natural Resources Portfolio):

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

For Gold Portfolio:

The fund may not purchase any precious metals if, as a result, more than 50% of its total assets would be invested in precious metals.

The fund may not purchase or sell physical commodities other than precious metals, provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

For purposes of Gold Portfolio's precious metals and commodities limitations discussed above, SelectCo currently intends to treat investments in securities whose redemption value is indexed to the price of gold or other precious metals as investments in precious metals.

For Natural Resources Portfolio:

The fund may not purchase or sell physical commodities other than precious metals, provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

For purposes of Natural Resources Portfolio's commodities limitation discussed above, SelectCo currently intends to treat investments in securities whose redemption value is indexed to the price of precious metals as investments in precious metals.

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For each fund (other than Industrials Portfolio, IT Services Portfolio, Medical Equipment and Systems Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio):

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Industrials Portfolio, IT Services Portfolio, Medical Equipment and Systems Portfolio, and Natural Resources Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by SelectCo or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition, as a matter of fundamental policy:

Air Transportation Portfolio invests primarily in companies engaged in the regional, national, and international movement of passengers, mail and freight via aircraft.

Automotive Portfolio invests primarily in companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.

Banking Portfolio invests primarily in companies engaged in banking.

Biotechnology Portfolio invests primarily in companies engaged in the research, development, manufacture, and distribution of various biotechnological products, services, and processes and companies that benefit significantly from scientific and technological advances in biotechnology.

Brokerage and Investment Management Portfolio invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.

Chemicals Portfolio invests primarily in companies engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries.

Communications Equipment Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications equipment.

Computers Portfolio invests primarily in companies engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry.

Construction and Housing Portfolio invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of construction and housing products or services.

Consumer Discretionary Portfolio invests primarily in companies engaged in the manufacture and distribution of consumer discretionary products and services.

Consumer Finance Portfolio invests primarily in companies providing products and services associated with consumer finance.

Consumer Staples Portfolio invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples.

Defense and Aerospace Portfolio invests primarily in companies engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries.

Energy Portfolio invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

Energy Service Portfolio invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

Environment and Alternative Energy Portfolio invests primarily in companies engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services.

Financial Services Portfolio invests primarily in companies that provide financial services to consumers and industry.

Gold Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

Health Care Portfolio invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.

Health Care Services Portfolio invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.

Industrial Equipment Portfolio invests primarily in companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers and subcontractors.

Industrials Portfolio invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.

Insurance Portfolio invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.

IT Services Portfolio invests primarily in companies engaged in providing information technology services.

Leisure Portfolio invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries.

Materials Portfolio invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.

Medical Equipment and Systems Portfolio invests primarily in companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.

Multimedia Portfolio invests primarily in companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.

Natural Gas Portfolio invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.

Natural Resources Portfolio invests primarily in companies that own or develop natural resources, or supply goods and services to such companies.

Pharmaceuticals Portfolio invests primarily in companies engaged in the research, development, manufacture, sale, or distribution of pharmaceuticals and drugs of all types.

Retailing Portfolio invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers.

Semiconductors Portfolio invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.

Software and IT Services Portfolio invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.

Technology Portfolio invests primarily in companies which FMR believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

Telecommunications Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.

Transportation Portfolio invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.

Utilities Portfolio invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations.

Wireless Portfolio invests primarily in companies engaged in activities relating to wireless communications services or products.

Each of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio seeks capital appreciation.

With the exception of Industrials Portfolio, IT Services Portfolio, Medical Equipment and Systems Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio, each Select stock fund seeks to achieve its investment objective by investing primarily in equity securities, including common stocks and securities convertible into common stocks, and for Gold Portfolio, in certain precious metals. For each Select stock fund (except Industrials Portfolio, IT Services Portfolio, Medical Equipment and Systems Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio), SelectCo does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For each fund (other than Banking Portfolio, Financial Services Portfolio, and Natural Resources Portfolio):

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Banking Portfolio, Financial Services Portfolio, and Natural Resources Portfolio intend to comply both with the Subchapter M diversification requirements and with the diversification requirements described in the fundamental investment limitations disclosure above.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

For each fund:

The fund does not currently intend to hedge more than 40% of its total assets with short sales against the box under normal conditions.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which SelectCo or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which SelectCo or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For each fund (other than Industrials Portfolio, IT Services Portfolio, Medical Equipment and Systems Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio):

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Industrials Portfolio, IT Services Portfolio, Medical Equipment and Services Portfolio, and Natural Resources Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity SelectCo, LLC or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

Brokerage and Investment Management Portfolio. The extent to which the fund may invest in a company that engages in securities-related activities is limited by federal securities laws.

Financial Services Portfolio. The extent to which the fund may invest in a company that engages in securities-related activities is limited by federal securities laws.

Multimedia Portfolio. The extent to which the fund may invest in corporate broadcast licensees is limited by Federal Communications Commission regulations.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. Similarly, the Subsidiary in which Gold Portfolio invests has also filed a notice claiming an exemption from the definition of CPO with respect to its operations. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion and exemption, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion or exemption in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Companies "Principally Engaged" in a Designated Business Activity.  For purposes of a Fidelity® fund's policy to normally invest at least 80% of its assets in securities of companies principally engaged in the business activity or activities identified for the fund, Fidelity may consider a company to be principally engaged in the designated business activity or activities if: (i) at least a plurality of a company's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity or activities. For each of Brokerage and Investment Management Portfolio and Financial Services Portfolio, an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for the fund.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Securities  cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Gold Portfolio and Natural Resources Portfolio may purchase securities indexed to the price of precious metals as an alternative to direct investment in precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. A fund will purchase precious metals-indexed securities only when its adviser is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by a fund, and may have maturities of one year or more. In addition, the securities may be subject to being put by a fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Investment in Wholly-Owned Subsidiary (Gold Portfolio only).  Gold Portfolio may invest up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (Subsidiary).

Gold Portfolio wholly owns and controls the Subsidiary. Unlike the fund, the Subsidiary is not registered under the 1940 Act and therefore is not subject to the investor protections of the 1940 Act. The Subsidiary is expected to invest primarily in gold and other precious metals. As a result, the Subsidiary is subject to risks similar to those of the fund, including the risks of investing in the gold industry.

By investing in the Subsidiary, Gold Portfolio may gain exposure to gold and other precious metals within the limits of Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Although income from investment in gold and other commodities typically is not "qualifying income," the fund relies on a private letter ruling from the Internal Revenue Service ruling that income from investment in the Subsidiary will constitute "qualifying income" under Subchapter M. Changes in U.S. or Cayman Islands laws could cause investments in the Subsidiary to fail to work as expected.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Precious Metals.  Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Real Estate Investment Trusts.  Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities  are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales "Against the Box"  are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  Each of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, local governments may restrict an investor's ability to sell or redeem securities, and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. Persistent low growth in the global economy has weakened the global demand for their exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. As the economic growth rate of China continues to slow and commodities continue to experience price volatility, emerging markets may face significant economic difficulties as demand for their exports weakens. Developing countries may also face disproportionately large exposure to the negative effects of climate change, both because of geography and because they lack access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States may impose economic sanctions against emerging market companies in various sectors in which the fund may invest. These sanctions, if imposed, could impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. As a result, some governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. The U.S. Federal Reserve, however, ended its quantitative easing program in 2014 and subsequently raised certain interest rates in December 2015. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the global financial system may rise.

In addition to their over-reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any further increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain economies in emerging market countries have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, and persistent low growth in the global economy may inhibit growth for emerging market countries.

Canada.

Political. Canada's parliamentary system of government is, in general, stable. Quebec does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers for the province. To date, referendums on Quebec sovereignty have been defeated. If a referendum in favor of the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement may make the Canadian economy and securities market more sensitive to North American trade patterns.

In recent years, growth slowed down in certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Growth forecasts remain modest, especially as the prices for commodities, in particular oil, have fallen in recent years, adversely affecting the Canadian economy. Furthermore, the recent volatility in the strength of the Canadian dollar may negatively impact Canada's ability to export, which could limit Canada's economic growth.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by SelectCo pursuant to authority contained in the management contract. To the extent that SelectCo grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from SelectCo's policies, may apply to that fund, subject to applicable law.

SelectCo or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review SelectCo's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

SelectCo.

The Selection of Securities Brokers and Dealers

SelectCo or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of SelectCo, to execute a fund's portfolio securities transactions, SelectCo or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to SelectCo's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, SelectCo or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with SelectCo or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which SelectCo or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, SelectCo or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. SelectCo or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. SelectCo or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of SelectCo or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. SelectCo or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of SelectCo) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to SelectCo or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. SelectCo or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement SelectCo's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although SelectCo or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in SelectCo's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, SelectCo or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to SelectCo.  SelectCo's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which SelectCo or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that SelectCo or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to SelectCo or its affiliates or have no explicit cost associated with them. In addition, SelectCo or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

SelectCo's Decision-Making Process.  In connection with the allocation of fund brokerage, SelectCo or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to SelectCo or its affiliates, viewed in terms of the particular transaction for a fund or SelectCo's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which SelectCo or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While SelectCo or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither SelectCo, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist SelectCo or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which SelectCo or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by SelectCo or its affiliates.

Research Contracts.  SelectCo or its affiliates have arrangements with certain third-party research providers and brokers through whom SelectCo or its affiliates effect fund trades, whereby SelectCo or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, SelectCo or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to SelectCo or its affiliates, or that may be available from another broker. SelectCo or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. SelectCo's or its affiliates' determination to pay for research products and services separately is wholly voluntary on SelectCo's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

SelectCo or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of SelectCo) who have entered into arrangements with SelectCo or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

SelectCo or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided SelectCo or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, SelectCo or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, SelectCo or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than SelectCo or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by SelectCo to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

FMR Co., Inc. (FMRC).

The Selection of Securities Brokers and Dealers

FMRC or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMRC, to execute a fund's portfolio securities transactions, FMRC or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMRC's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMRC or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMRC or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FMRC or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, FMRC or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMRC or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. FMRC or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMRC or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMRC or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMRC) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMRC or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMRC's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FMRC or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMRC's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMRC or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMRC.  FMRC's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMRC or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMRC or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMRC or its affiliates or have no explicit cost associated with them. In addition, FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FMRC's Decision-Making Process.  In connection with the allocation of fund brokerage, FMRC or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMRC or its affiliates, viewed in terms of the particular transaction for a fund or FMRC's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMRC or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FMRC or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMRC, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMRC or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMRC or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMRC or its affiliates.

Research Contracts.  FMRC or its affiliates have arrangements with certain third-party research providers and brokers through whom FMRC or its affiliates effect fund trades, whereby FMRC or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMRC or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMRC or its affiliates, or that may be available from another broker. FMRC or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMRC's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FMRC's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMRC or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMRC) who have entered into arrangements with FMRC or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

FMRC or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided FMRC or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, FMRC or its affiliates may place trades with brokers that use NFS or FCC as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMRC or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FMRC or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMRC to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended February 28, 2017 and February 29, 2016. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in SelectCo's investment outlook.

Turnover Rates	2017	2016
Air Transportation Portfolio	106%	97%
Automotive Portfolio	83%	80%
Banking Portfolio	34%	63%
Biotechnology Portfolio	28%	35%
Brokerage and Investment Management Portfolio	146%	67%
Chemicals Portfolio	85%	79%
Communications Equipment Portfolio	38%	30%
Computers Portfolio	49%	31%
Construction and Housing Portfolio	87%	80%
Consumer Discretionary Portfolio	39%	69%
Consumer Finance Portfolio	44%	48%
Consumer Staples Portfolio	56%	63%
Defense and Aerospace Portfolio	24%	52%
Energy Portfolio	93%	79%
Energy Service Portfolio	96%	58%
Environment and Alternative Energy Portfolio	82%	20%
Financial Services Portfolio	84%	55%
Gold Portfolio	28%	20%
Health Care Portfolio	49%	76%
Health Care Services Portfolio	26%	39%
Industrial Equipment Portfolio	166%	72%
Industrials Portfolio	62%	75%
Insurance Portfolio	16%	25%
IT Services Portfolio	27%	24%
Leisure Portfolio	23%	48%
Materials Portfolio	49%	64%
Medical Equipment and Systems Portfolio	55%	46%
Multimedia Portfolio	33%	42%
Natural Gas Portfolio	76%	62%
Natural Resources Portfolio	84%	78%
Pharmaceuticals Portfolio	77%	77%
Retailing Portfolio	17%	11%
Semiconductors Portfolio	110%	179%
Software and IT Services Portfolio	44%	36%
Technology Portfolio	82%	130%
Telecommunications Portfolio	105%	51%
Transportation Portfolio	104%	80%
Utilities Portfolio	70%	74%
Wireless Portfolio	98%	78%

During the fiscal year ended February 28, 2017, each of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, and Financial Services Portfolio held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended February 28, 2017.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Banking Portfolio	Bank of America Corp.	$64,370,376
	Citigroup, Inc.	$62,369,868
	Goldman Sachs Group, Inc.	$15,751,810
	JPMorgan Chase & Co.	$62,455,304
Brokerage and Investment Management Portfolio	Goldman Sachs Group, Inc.	$13,345,628
	Morgan Stanley	$24,246,203
Consumer Finance Portfolio	Bank of America Corp.	$873,672
Financial Services Portfolio	Bank of America Corp.	$52,733,756
	Citigroup, Inc.	$50,838,500
	Goldman Sachs Group, Inc.	$50,132,926
	JPMorgan Chase & Co.	$35,722,404

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended February 28, 2017, February 29, 2016, and February 28, 2015. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Air Transportation Portfolio	February 28
	2017	$339,086	0.10%
	2016 (1)	$530,540	0.12%
	2015	$369,814	0.08%
Automotive Portfolio	February 28
	2017	$51,858	0.09%
	2016 (1)	$131,108	0.12%
	2015	$132,338	0.08%
Banking Portfolio	February 28
	2017	$442,765	0.06%
	2016 (1)	$584,544	0.09%
	2015	$622,355	0.09%
Biotechnology Portfolio	February 28
	2017	$4,237,449	0.04%
	2016 (1)	$3,059,998	0.02%
	2015	$3,409,219	0.04%
Brokerage and Investment Management Portfolio	February 28
	2017	$535,007	0.16%
	2016 (1)	$460,100	0.09%
	2015	$370,948	0.06%
Chemicals Portfolio	February 28
	2017	$984,767	0.07%
	2016 (1)	$872,778	0.07%
	2015	$957,205	0.06%
Communications Equipment Portfolio	February 28
	2017	$99,764	0.05%
	2016 (1)	$121,713	0.06%
	2015	$192,756	0.07%
Computers Portfolio	February 28
	2017	$272,141	0.07%
	2016 (1)	$440,491	0.07%
	2015	$362,508	0.05%
Construction and Housing Portfolio	February 28
	2017	$354,884	0.08%
	2016 (1)	$391,332	0.08%
	2015	$225,074	0.07%
Consumer Discretionary Portfolio	February 28
	2017	$291,993	0.03%
	2016 (1)	$671,418	0.06%
	2015	$845,423	0.10%
Consumer Finance Portfolio	February 28
	2017	$50,405	0.05%
	2016 (1)	$74,987	0.06%
	2015	$142,700	0.09%
Consumer Staples Portfolio	February 28
	2017	$2,069,305	0.06%
	2016 (1)	$1,445,749	0.05%
	2015	$1,010,204	0.04%
Defense and Aerospace Portfolio	February 28
	2017	$205,746	0.02%
	2016 (1)	$284,817	0.03%
	2015	$203,229	0.02%
Energy Portfolio	February 28
	2017	$2,587,067	0.11%
	2016 (1)	$2,123,644	0.11%
	2015	$1,264,256	0.06%
Energy Service Portfolio	February 28
	2017	$1,087,700	0.20%
	2016 (1)	$834,168	0.14%
	2015	$929,870	0.09%
Environment and Alternative Energy Portfolio	February 28
	2017	$55,910	0.06%
	2016 (1)	$10,994	0.01%
	2015	$42,901	0.04%
Financial Services Portfolio	February 28
	2017	$649,669	0.06%
	2016 (1)	$816,938	0.06%
	2015	$573,061	0.05%
Gold Portfolio	February 28
	2017	$779,932	0.05%
	2016 (1)	$526,673	0.06%
	2015	$629,728	0.05%
Health Care Portfolio	February 28
	2017	$2,704,025	0.04%
	2016 (1)	$4,390,210	0.05%
	2015	$4,337,012	0.06%
Health Care Services Portfolio	February 28
	2017	$150,704	0.02%
	2016 (1)	$174,059	0.02%
	2015	$191,271	0.03%
Industrial Equipment Portfolio	February 28
	2017	$113,563	0.06%
	2016 (1)	$84,832	0.05%
	2015	$127,344	0.04%
Industrials Portfolio	February 28
	2017	$405,351	0.04%
	2016 (1)	$585,602	0.05%
	2015	$546,265	0.05%
Insurance Portfolio	February 28
	2017	$62,441	0.01%
	2016 (1)	$112,868	0.03%
	2015	$100,861	0.03%
IT Services Portfolio	February 28
	2017	$506,490	0.03%
	2016 (1)	$698,043	0.05%
	2015	$749,041	0.07%
Leisure Portfolio	February 28
	2017	$86,392	0.02%
	2016 (1)	$195,351	0.04%
	2015	$109,776	0.02%
Materials Portfolio	February 28
	2017	$626,328	0.04%
	2016 (1)	$991,670	0.06%
	2015	$1,239,289	0.06%
Medical Equipment and Systems Portfolio	February 28
	2017	$1,214,995	0.05%
	2016 (1)	$748,620	0.04%
	2015	$1,065,707	0.06%
Multimedia Portfolio	February 28
	2017	$149,296	0.03%
	2016 (1)	$360,899	0.05%
	2015	$495,069	0.06%
Natural Gas Portfolio	February 28
	2017	$580,294	0.14%
	2016 (1)	$380,723	0.10%
	2015	$1,196,304	0.13%
Natural Resources Portfolio	February 28
	2017	$901,849	0.11%
	2016 (1)	$670,058	0.11%
	2015	$594,524	0.06%
Pharmaceuticals Portfolio	February 28
	2017	$1,008,755	0.07%
	2016 (1)	$1,033,997	0.05%
	2015	$771,310	0.05%
Retailing Portfolio	February 28
	2017	$303,665	0.02%
	2016 (1)	$276,793	0.02%
	2015	$259,293	0.03%
Semiconductors Portfolio	February 28
	2017	$2,791,219	0.14%
	2016 (1)	$4,608,281	0.26%
	2015	$3,353,700	0.19%
Software and IT Services Portfolio	February 28
	2017	$1,166,954	0.03%
	2016 (1)	$1,011,216	0.03%
	2015	$1,876,498	0.06%
Technology Portfolio	February 28
	2017	$3,704,889	0.11%
	2016 (1)	$5,344,651	0.19%
	2015	$4,431,163	0.17%
Telecommunications Portfolio	February 28
	2017	$1,420,387	0.16%
	2016 (1)	$549,102	0.11%
	2015	$643,290	0.16%
Transportation Portfolio	February 28
	2017	$441,150	0.09%
	2016 (1)	$713,079	0.12%
	2015	$534,975	0.07%
Utilities Portfolio	February 28
	2017	$663,883	0.08%
	2016 (1)	$760,318	0.10%
	2015	$1,374,781	0.15%
Wireless Portfolio	February 28
	2017	$265,124	0.12%
	2016 (1)	$174,787	0.07%
	2015	$189,665	0.07%

(1)   Fiscal year ended February 29.

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2017. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Feb 28	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Air Transportation Portfolio	2017	NFS (1)	FMR LLC	$12,105	3.57%	13.39%
	2017	Luminex	FMR LLC	$432	0.13%	1.96%
	2016 (2)	NFS	FMR LLC	$14,707
	2016 (2)	Luminex	FMR LLC	$621
	2015	NFS	FMR LLC	$9,968
Automotive Portfolio	2017	NFS (1)	FMR LLC	$1,083	2.09%	5.20%
	2017	Luminex (1)	FMR LLC	$222	0.43%	2.33%
	2016 (2)	NFS	FMR LLC	$2,937
	2015	NFS	FMR LLC	$3,839
Banking Portfolio	2017	NFS (1)	FMR LLC	$13,867	3.13%	9.97%
	2017	Luminex	FMR LLC	$798	0.18%	1.07%
	2016 (2)	NFS	FMR LLC	$12,799
	2016 (2)	Luminex	FMR LLC	$25
	2015	NFS	FMR LLC	$14,662
Biotechnology Portfolio	2017	NFS (1)	FMR LLC	$363,441	8.58%	16.89%
	2017	Luminex (1)	FMR LLC	$8,664	0.20%	2.20%
	2016 (2)	NFS	FMR LLC	$285,132
	2016 (2)	Luminex	FMR LLC	$976
	2015	NFS	FMR LLC	$198,229
Brokerage and Investment Management Portfolio	2017	NFS (1)	FMR LLC	$24,073	4.50%	11.70%
	2017	Luminex	FMR LLC	$993	0.19%	1.25%
	2016 (2)	NFS	FMR LLC	$5,933
	2016 (2)	Luminex	FMR LLC	$438
	2015	NFS	FMR LLC	$7,624
Chemicals Portfolio	2017	NFS (1)	FMR LLC	$52,130	5.29%	16.78%
	2017	Luminex	FMR LLC	$881	0.09%	1.28%
	2016 (2)	NFS	FMR LLC	$13,994
	2016 (2)	Luminex	FMR LLC	$241
	2015	NFS	FMR LLC	$26,565
Communications Equipment Portfolio	2017	NFS (1)	FMR LLC	$4,409	4.42%	10.76%
	2017	Luminex	FMR LLC	$30	0.03%	0.13%
	2016 (2)	NFS	FMR LLC	$5,685
	2016 (2)	Luminex	FMR LLC	$51
	2015	NFS	FMR LLC	$12,615
Computers Portfolio	2017	NFS (1)	FMR LLC	$7,172	2.64%	9.62%
	2017	Luminex	FMR LLC	$133	0.05%	0.41%
	2016 (2)	NFS	FMR LLC	$15,049
	2016 (2)	Luminex	FMR LLC	$50
	2015	NFS	FMR LLC	$12,941
Construction and Housing Portfolio	2017	NFS (1)	FMR LLC	$15,786	4.45%	15.50%
	2017	Luminex	FMR LLC	$657	0.19%	1.07%
	2016 (2)	NFS	FMR LLC	$19,172
	2016 (2)	Luminex	FMR LLC	$14
	2015	NFS	FMR LLC	$18,855
Consumer Discretionary Portfolio	2017	NFS (1)	FMR LLC	$6,269	2.15%	9.04%
	2017	Luminex	FMR LLC	$823	0.28%	1.36%
	2016 (2)	NFS	FMR LLC	$9,611
	2016 (2)	Luminex	FMR LLC	$365
	2015	NFS	FMR LLC	$21,563
Consumer Finance Portfolio	2017	NFS (1)	FMR LLC	$2,055	4.08%	9.51%
	2017	Luminex	FMR LLC	$4	0.01%	0.08%
	2016 (2)	NFS	FMR LLC	$2,115
	2015	NFS	FMR LLC	$4,964
Consumer Staples Portfolio	2017	NFS (1)	FMR LLC	$28,361	1.37%	7.18%
	2017	Luminex	FMR LLC	$1,755	0.08%	0.80%
	2016 (2)	NFS	FMR LLC	$15,258
	2016 (2)	Luminex	FMR LLC	$251
	2015	NFS	FMR LLC	$14,678
Defense and Aerospace Portfolio	2017	NFS (1)	FMR LLC	$13,314	6.47%	21.22%
	2017	Luminex	FMR LLC	$600	0.29%	1.46%
	2016 (2)	NFS	FMR LLC	$6,698
	2016 (2)	Luminex	FMR LLC	$147
	2015	NFS	FMR LLC	$2,556
Energy Portfolio	2017	NFS (1)	FMR LLC	$78,031	3.02%	8.82%
	2017	Luminex	FMR LLC	$2,761	0.11%	0.88%
	2016 (2)	NFS	FMR LLC	$38,852
	2016 (2)	Luminex	FMR LLC	$417
	2015	NFS	FMR LLC	$23,305
Energy Service Portfolio	2017	NFS (1)	FMR LLC	$36,634	3.37%	8.10%
	2017	Luminex	FMR LLC	$1,099	0.10%	0.66%
	2016 (2)	NFS	FMR LLC	$15,992
	2016 (2)	Luminex	FMR LLC	$59
	2015	NFS	FMR LLC	$16,911
Environment and Alternative Energy Portfolio	2017	NFS (1)	FMR LLC	$2,595	4.64%	12.20%
	2017	Luminex	FMR LLC	$1	0.00%	0.01%
	2016 (2)	NFS	FMR LLC	$258
	2015	NFS	FMR LLC	$654
Financial Services Portfolio	2017	NFS (1)	FMR LLC	$22,881	3.52%	10.70%
	2017	Luminex	FMR LLC	$905	0.14%	1.50%
	2016 (2)	NFS	FMR LLC	$11,782
	2016 (2)	Luminex	FMR LLC	$54
	2015	NFS	FMR LLC	$10,136
Gold Portfolio	2017	NFS (1)	FMR LLC	$8,571	1.10%	4.73%
	2016 (2)	NFS	FMR LLC	$6,119
	2015	NFS	FMR LLC	$9,496
Health Care Portfolio	2017	NFS (1)	FMR LLC	$121,967	4.51%	13.86%
	2017	Luminex	FMR LLC	$7,341	0.27%	1.90%
	2016 (2)	NFS	FMR LLC	$138,117
	2016 (2)	Luminex	FMR LLC	$2,009
	2015	NFS	FMR LLC	$132,523
Health Care Services Portfolio	2017	NFS (1)	FMR LLC	$6,438	4.27%	13.06%
	2017	Luminex	FMR LLC	$265	0.18%	0.98%
	2016 (2)	NFS	FMR LLC	$7,744
	2016 (2)	Luminex	FMR LLC	$16
	2015	NFS	FMR LLC	$8,174
Industrial Equipment Portfolio	2017	NFS (1)	FMR LLC	$5,508	4.85%	12.60%
	2017	Luminex	FMR LLC	$196	0.17%	0.86%
	2016 (2)	NFS	FMR LLC	$3,874
	2015	NFS	FMR LLC	$5,560
Industrials Portfolio	2017	NFS (1)	FMR LLC	$17,355	4.28%	13.87%
	2017	Luminex (1)	FMR LLC	$1,284	0.32%	2.26%
	2016 (2)	NFS	FMR LLC	$13,783
	2016 (2)	Luminex	FMR LLC	$24
	2015	NFS	FMR LLC	$14,439
Insurance Portfolio	2017	NFS (1)	FMR LLC	$2,563	4.10%	15.19%
	2017	Luminex	FMR LLC	$5	0.01%	0.12%
	2016 (2)	NFS	FMR LLC	$1,774
	2015	NFS	FMR LLC	$2,586
IT Services Portfolio	2017	NFS (1)	FMR LLC	$22,671	4.48%	13.79%
	2017	Luminex	FMR LLC	$1,733	0.34%	1.59%
	2016 (2)	NFS	FMR LLC	$29,066
	2016 (2)	Luminex	FMR LLC	$388
	2015	NFS	FMR LLC	$44,222
Leisure Portfolio	2017	NFS (1)	FMR LLC	$2,700	3.13%	12.66%
	2017	Luminex	FMR LLC	$62	0.07%	0.53%
	2016 (2)	NFS	FMR LLC	$4,974
	2016 (2)	Luminex	FMR LLC	$10
	2015	NFS	FMR LLC	$5,499
Materials Portfolio	2017	NFS (1)	FMR LLC	$21,571	3.44%	15.77%
	2017	Luminex	FMR LLC	$550	0.09%	0.92%
	2016 (2)	NFS	FMR LLC	$18,222
	2016 (2)	Luminex	FMR LLC	$143
	2015	NFS	FMR LLC	$24,808
Medical Equipment and Systems Portfolio	2017	NFS (1)	FMR LLC	$43,974	3.62%	11.68%
	2017	Luminex	FMR LLC	$2,157	0.18%	1.60%
	2016 (2)	NFS	FMR LLC	$22,156
	2016 (2)	Luminex	FMR LLC	$120
	2015	NFS	FMR LLC	$30,155
Multimedia Portfolio	2017	NFS (1)	FMR LLC	$3,706	2.48%	9.06%
	2017	Luminex	FMR LLC	$210	0.14%	1.03%
	2016 (2)	NFS	FMR LLC	$12,959
	2016 (2)	Luminex	FMR LLC	$23
	2015	NFS	FMR LLC	$10,101
Natural Gas Portfolio	2017	NFS (1)	FMR LLC	$9,697	1.67%	6.00%
	2017	Luminex	FMR LLC	$690	0.12%	1.05%
	2016 (2)	NFS	FMR LLC	$9,421
	2016 (2)	Luminex	FMR LLC	$25
	2015	NFS	FMR LLC	$16,877
Natural Resources Portfolio	2017	NFS (1)	FMR LLC	$35,206	3.90%	13.29%
	2017	Luminex	FMR LLC	$1,140	0.13%	1.14%
	2016 (2)	NFS	FMR LLC	$10,191
	2016 (2)	Luminex	FMR LLC	$22
	2015	NFS	FMR LLC	$9,949
Pharmaceuticals Portfolio	2017	NFS (1)	FMR LLC	$45,493	4.51%	13.84%
	2017	Luminex	FMR LLC	$955	0.09%	0.52%
	2016 (2)	NFS	FMR LLC	$34,124
	2016 (2)	Luminex	FMR LLC	$44
	2015	NFS	FMR LLC	$28,524
Retailing Portfolio	2017	NFS (1)	FMR LLC	$11,283	3.72%	15.04%
	2017	Luminex (1)	FMR LLC	$595	0.20%	2.55%
	2016 (2)	NFS	FMR LLC	$4,729
	2016 (2)	Luminex	FMR LLC	$79
	2015	NFS	FMR LLC	$4,258
Semiconductors Portfolio	2017	NFS (1)	FMR LLC	$112,758	4.04%	12.32%
	2017	Luminex	FMR LLC	$6,573	0.24%	1.43%
	2016 (2)	NFS	FMR LLC	$177,013
	2016 (2)	Luminex	FMR LLC	$1,594
	2015	NFS	FMR LLC	$182,200
Software and IT Services Portfolio	2017	NFS (1)	FMR LLC	$40,383	3.46%	9.81%
	2017	Luminex	FMR LLC	$992	0.09%	0.74%
	2016 (2)	NFS	FMR LLC	$34,882
	2016 (2)	Luminex	FMR LLC	$221
	2015	NFS	FMR LLC	$54,609
Technology Portfolio	2017	NFS (1)	FMR LLC	$60,784	1.64%	9.08%
	2017	Luminex	FMR LLC	$4,151	0.11%	1.37%
	2016 (2)	NFS	FMR LLC	$78,733
	2016 (2)	Luminex	FMR LLC	$1,118
	2015	NFS	FMR LLC	$65,831
Telecommunications Portfolio	2017	NFS (1)	FMR LLC	$42,985	3.03%	7.39%
	2017	Luminex	FMR LLC	$4,183	0.29%	1.11%
	2016 (2)	NFS	FMR LLC	$19,297
	2016 (2)	Luminex	FMR LLC	$212
	2015	NFS	FMR LLC	$16,650
Transportation Portfolio	2017	NFS (1)	FMR LLC	$20,116	4.56%	15.21%
	2017	Luminex	FMR LLC	$1,690	0.38%	1.80%
	2016 (2)	NFS	FMR LLC	$26,725
	2016 (2)	Luminex	FMR LLC	$259
	2015	NFS	FMR LLC	$22,110
Utilities Portfolio	2017	NFS (1)	FMR LLC	$20,674	3.11%	11.45%
	2017	Luminex	FMR LLC	$493	0.07%	0.73%
	2016 (2)	NFS	FMR LLC	$14,498
	2016 (2)	Luminex	FMR LLC	$689
	2015	NFS	FMR LLC	$20,066
Wireless Portfolio	2017	NFS (1)	FMR LLC	$3,345	1.26%	6.74%
	2017	Luminex	FMR LLC	$1	0.00%	0.01%
	2016 (2)	NFS	FMR LLC	$3,105
	2015	NFS	FMR LLC	$5,431

(1)  The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

(2)   Fiscal year ended February 29.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2017.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Air Transportation Portfolio	February 28, 2017	$229,924	$405,270,979
Automotive Portfolio	February 28, 2017	$42,691	$80,550,899
Banking Portfolio	February 28, 2017	$322,556	$522,083,104
Biotechnology Portfolio	February 28, 2017	$2,441,402	$3,608,317,688
Brokerage and Investment Management Portfolio	February 28, 2017	$382,272	$617,244,036
Chemicals Portfolio	February 28, 2017	$710,086	$1,282,447,354
Communications Equipment Portfolio	February 28, 2017	$78,335	$84,627,586
Computers Portfolio	February 28, 2017	$200,576	$243,206,484
Construction and Housing Portfolio	February 28, 2017	$235,670	$467,103,049
Consumer Discretionary Portfolio	February 28, 2017	$235,889	$557,635,737
Consumer Finance Portfolio	February 28, 2017	$39,879	$63,537,461
Consumer Staples Portfolio	February 28, 2017	$1,579,295	$2,324,574,053
Defense and Aerospace Portfolio	February 28, 2017	$137,422	$463,849,182
Energy Portfolio	February 28, 2017	$1,934,576	$2,840,178,206
Energy Service Portfolio	February 28, 2017	$758,746	$658,278,667
Environment and Alternative Energy Portfolio	February 28, 2017	$43,940	$114,376,552
Financial Services Portfolio	February 28, 2017	$521,330	$1,038,723,800
Gold Portfolio	February 28, 2017	$286,701	$266,856,984
Health Care Portfolio	February 28, 2017	$1,993,402	$5,037,850,393
Health Care Services Portfolio	February 28, 2017	$114,965	$391,605,321
Industrial Equipment Portfolio	February 28, 2017	$96,833	$344,304,273
Industrials Portfolio	February 28, 2017	$282,664	$704,840,275
Insurance Portfolio	February 28, 2017	$50,192	$142,462,218
IT Services Portfolio	February 28, 2017	$341,873	$806,347,055
Leisure Portfolio	February 28, 2017	$58,603	$117,471,165
Materials Portfolio	February 28, 2017	$468,408	$795,589,628
Medical Equipment and Systems Portfolio	February 28, 2017	$888,732	$2,096,145,870
Multimedia Portfolio	February 28, 2017	$107,289	$233,265,986
Natural Gas Portfolio	February 28, 2017	$399,634	$470,364,436
Natural Resources Portfolio	February 28, 2017	$595,524	$877,246,967
Pharmaceuticals Portfolio	February 28, 2017	$835,843	$1,890,619,669
Retailing Portfolio	February 28, 2017	$219,995	$573,243,231
Semiconductors Portfolio	February 28, 2017	$2,132,833	$3,012,220,963
Software and IT Services Portfolio	February 28, 2017	$837,579	$1,891,404,631
Technology Portfolio	February 28, 2017	$2,930,873	$3,510,902,438
Telecommunications Portfolio	February 28, 2017	$1,095,841	$1,249,311,056
Transportation Portfolio	February 28, 2017	$280,666	$602,902,571
Utilities Portfolio	February 28, 2017	$548,148	$873,932,534
Wireless Portfolio	February 28, 2017	$224,194	$278,094,914

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended December 31, 2016.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services
Air Transportation Portfolio	December 31, 2016	$98,667
Automotive Portfolio	December 31, 2016	$27,697
Banking Portfolio	December 31, 2016	$109,189
Biotechnology Portfolio	December 31, 2016	$916,208
Brokerage and Investment Management Portfolio	December 31, 2016	$172,202
Chemicals Portfolio	December 31, 2016	$320,161
Communications Equipment Portfolio	December 31, 2016	$44,155
Computers Portfolio	December 31, 2016	$66,738
Construction and Housing Portfolio	December 31, 2016	$148,460
Consumer Discretionary Portfolio	December 31, 2016	$128,371
Consumer Finance Portfolio	December 31, 2016	$25,572
Consumer Staples Portfolio	December 31, 2016	$575,721
Defense and Aerospace Portfolio	December 31, 2016	$74,589
Energy Portfolio	December 31, 2016	$781,282
Energy Service Portfolio	December 31, 2016	$237,470
Environment and Alternative Energy Portfolio	December 31, 2016	$17,277
Financial Services Portfolio	December 31, 2016	$243,270
Gold Portfolio	December 31, 2016	$177,986
Health Care Portfolio	December 31, 2016	$1,047,453
Health Care Services Portfolio	December 31, 2016	$86,658
Industrial Equipment Portfolio	December 31, 2016	$48,937
Industrials Portfolio	December 31, 2016	$142,808
Insurance Portfolio	December 31, 2016	$22,816
IT Services Portfolio	December 31, 2016	$178,180
Leisure Portfolio	December 31, 2016	$31,206
Materials Portfolio	December 31, 2016	$232,666
Medical Equipment and Systems Portfolio	December 31, 2016	$373,371
Multimedia Portfolio	December 31, 2016	$35,795
Natural Gas Portfolio	December 31, 2016	$157,722
Natural Resources Portfolio	December 31, 2016	$246,806
Pharmaceuticals Portfolio	December 31, 2016	$429,639
Retailing Portfolio	December 31, 2016	$103,408
Semiconductors Portfolio	December 31, 2016	$905,466
Software and IT Services Portfolio	December 31, 2016	$370,553
Technology Portfolio	December 31, 2016	$1,191,037
Telecommunications Portfolio	December 31, 2016	$403,080
Transportation Portfolio	December 31, 2016	$142,712
Utilities Portfolio	December 31, 2016	$183,430
Wireless Portfolio	December 31, 2016	$69,904

VALUATION

NAV is the value of a single share. For a non-multiple class fund, NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. For a multiple class fund, NAV is computed by adding a class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to SelectCo. SelectCo has established the SelectCo Fair Value Committee (the Committee) to fulfill these responsibilities. The Committee may rely on information and recommendations provided by the FMR Fair Value Committee (FMR Committee) or other affiliates of SelectCo in fulfilling its responsibilities, including the fair valuation of securities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. SelectCo engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

SelectCo reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if SelectCo determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

The following table shows a fund's aggregate capital loss carryforward as of February 28, 2017, which is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund must use losses that do not expire before it uses losses that do expire, and a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited. Any applicable expiration dates are noted in the table.

Fund Name	Air Transportation Portfolio	Automotive Portfolio	Banking Portfolio	Biotechnology Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$16,103,640	$165,997,617
Total Non-Expiring CLC	$0	$0	$16,103,640	$165,997,617
Amount of CLC expiring on February 28:
2018	$0	$0	$0	$0
2019	$0	$0	$0	$0
Fund Name	Brokerage and Investment Management Portfolio	Chemicals Portfolio	Communications Equipment Portfolio	Computers Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$0	$0
2019	$0	$0	$0	$0
Fund Name	Construction and Housing Portfolio	Consumer Discretionary Portfolio	Consumer Finance Portfolio	Consumer Staples Portfolio
Capital Loss Carryforward (CLC)	$0	$1,700,132	$11,669,464	$0
Total Non-Expiring CLC	$0	$1,700,132	$0	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$10,657,800	$0
2019	$0	$0	$1,011,664	$0
Fund Name	Defense and Aerospace Portfolio	Energy Portfolio	Energy Service Portfolio	Environment and Alternative Energy Portfolio
Capital Loss Carryforward (CLC)	$0	$329,812,583	$28,813,113	$0
Total Non-Expiring CLC	$0	$329,812,583	$28,813,113	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$0	$0
2019	$0	$0	$0	$0
Fund Name	Financial Services Portfolio	Gold Portfolio	Health Care Portfolio	Health Care Services Portfolio
Capital Loss Carryforward (CLC)	$0	$1,218,001,068	$113,174,584	$0
Total Non-Expiring CLC	$0	$1,218,001,068	$113,174,584	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$0	$0
2019	$0	$0	$0	$0
Fund Name	Industrial Equipment Portfolio	Industrials Portfolio	Insurance Portfolio	IT Services Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$0	$0
2019	$0	$0	$0	$0
Fund Name	Leisure Portfolio	Materials Portfolio	Medical Equipment and Systems Portfolio	Multimedia Portfolio
Capital Loss Carryforward (CLC)	$1,470,861	$0	$0	$0
Total Non-Expiring CLC	$1,470,861	$0	$0	$0
Amount of CLC expiring on February 28:
2018	$0	$611,309	$0	$0
2019	$0	$80,787	$0	$0
Fund Name	Natural Gas Portfolio	Natural Resources Portfolio	Pharmaceuticals Portfolio	Retailing Portfolio
Capital Loss Carryforward (CLC)	$445,707,938	$173,976,347	$92,732,233	$19,255,988
Total Non-Expiring CLC	$169,409,969	$173,976,347	$92,732,233	$19,255,988
Amount of CLC expiring on February 28:
2018	$60,545,261	$0	$0	$0
2019	$215,752,708	$0	$0	$0
Fund Name	Semiconductors Portfolio	Software and IT Services Portfolio	Technology Portfolio	Telecomm- unications Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$0	$0
2019	$0	$0	$0	$0
Fund Name	Transportation Portfolio	Utilities Portfolio	Wireless Portfolio
Capital Loss Carryforward (CLC)	$0	$6,327,931	$0
Total Non-Expiring CLC	$0	$6,327,931	$0
Amount of CLC expiring on February 28:
2018	$0	$0	$0
2019	$0	$0	$0

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. The amount of foreign taxes paid by the fund will be reduced to the extent that the fund lends securities over the dividend record date. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. For purposes of these rules, Gold Portfolio relies on a ruling from the Internal Revenue Service that income from investment in the Subsidiary will constitute "qualifying income" under Subchapter M.

Investment in the Subsidiary (Gold Portfolio only). Gold Portfolio intends to invest a portion of its assets in the Subsidiary. The Subsidiary, a foreign corporation, is wholly-owned by the fund, and the fund will be considered a "U.S. Shareholder" for purposes of the controlled foreign corporation (CFC) provisions of the Internal Revenue Code. As such, the fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income," including net gains from transactions in commodities. Subpart F income generally will be treated as ordinary income, regardless of the character of the Subsidiary's underlying income. In addition, any losses incurred by the Subsidiary can only offset income earned by the Subsidiary in the same year. Net losses earned by the Subsidiary will not be able to offset income earned by the fund and cannot be carried back or forward by the Subsidiary to offset income from prior or future years.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function.  Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee normally meets at least four times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and SelectCo and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and SelectCo and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with SelectCo, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by SelectCo. During the fiscal year ended February 28, 2017, the committee held eight meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Rosow currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with SelectCo, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with SelectCo, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 28, 2017, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the SelectCo Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the SelectCo Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the SelectCo Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the SelectCo Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended February 28, 2017, the committee held four meetings.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of SelectCo and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 28, 2017, the committee held five meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2016.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Brian B.Hogan
Air Transportation Portfolio	none
Automotive Portfolio	none
Banking Portfolio	none
Biotechnology Portfolio	over $100,000
Brokerage and Investment Management Portfolio	none
Chemicals Portfolio	none
Communications Equipment Portfolio	none
Computers Portfolio	none
Construction and Housing Portfolio	none
Consumer Discretionary Portfolio	none
Consumer Finance Portfolio	none
Consumer Staples Portfolio	none
Defense and Aerospace Portfolio	over $100,000
Energy Portfolio	none
Energy Service Portfolio	over $100,000
Environment and Alternative Energy Portfolio	none
Financial Services Portfolio	over $100,000
Gold Portfolio	over $100,000
Health Care Portfolio	over $100,000
Health Care Services Portfolio	none
Industrial Equipment Portfolio	none
Industrials Portfolio	over $100,000
Insurance Portfolio	none
IT Services Portfolio	none
Leisure Portfolio	none
Materials Portfolio	$10,001 - $50,000
Medical Equipment and Systems Portfolio	over $100,000
Multimedia Portfolio	none
Natural Gas Portfolio	none
Natural Resources Portfolio	none
Pharmaceuticals Portfolio	over $100,000
Retailing Portfolio	none
Semiconductors Portfolio	none
Software and IT Services Portfolio	none
Technology Portfolio	over $100,000
Telecommunications Portfolio	$10,001 - $50,000
Transportation Portfolio	none
Utilities Portfolio	$10,001 - $50,000
Wireless Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	David A.Rosow	Garnett A.Smith	Michael E.Wiley
Air Transportation Portfolio	$10,001 - $50,000	$10,001 - $50,000	none
Automotive Portfolio	none	none	none
Banking Portfolio	$10,001 - $50,000	none	over $100,000
Biotechnology Portfolio	$50,001 - $100,000	$10,001 - $50,000	none
Brokerage and Investment Management Portfolio	none	none	none
Chemicals Portfolio	none	none	none
Communications Equipment Portfolio	none	none	none
Computers Portfolio	$10,001 - $50,000	none	none
Construction and Housing Portfolio	none	none	over $100,000
Consumer Discretionary Portfolio	over $100,000	$10,001 - $50,000	over $100,000
Consumer Finance Portfolio	none	none	none
Consumer Staples Portfolio	none	none	none
Defense and Aerospace Portfolio	$10,001 - $50,000	none	none
Energy Portfolio	$10,001 - $50,000	none	none
Energy Service Portfolio	none	none	over $100,000
Environment and Alternative Energy Portfolio	none	none	none
Financial Services Portfolio	$10,001 - $50,000	none	none
Gold Portfolio	none	none	none
Health Care Portfolio	over $100,000	over $100,000	over $100,000
Health Care Services Portfolio	$50,001 - $100,000	none	none
Industrial Equipment Portfolio	none	none	none
Industrials Portfolio	$10,001 - $50,000	none	over $100,000
Insurance Portfolio	over $100,000	none	over $100,000
IT Services Portfolio	$10,001 - $50,000	$10,001 - $50,000	none
Leisure Portfolio	none	none	none
Materials Portfolio	none	none	none
Medical Equipment and Systems Portfolio	over $100,000	none	none
Multimedia Portfolio	none	none	none
Natural Gas Portfolio	none	none	none
Natural Resources Portfolio	none	none	none
Pharmaceuticals Portfolio	none	none	none
Retailing Portfolio	over $100,000	none	none
Semiconductors Portfolio	$10,001 - $50,000	none	none
Software and IT Services Portfolio	none	$10,001 - $50,000	$10,001 - $50,000
Technology Portfolio	none	none	over $100,000
Telecommunications Portfolio	none	none	over $100,000
Transportation Portfolio	$50,001 - $100,000	none	none
Utilities Portfolio	none	none	none
Wireless Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 28, 2017, or calendar year ended December 31, 2016, as applicable.

Compensation Table (1)
AGGREGATE COMPENSATION FROM A FUND	Donald F.Donahue	David A.Rosow	Garnett A.Smith	Carol B.Tomé (2)
Air Transportation Portfolio	$1,556	$1,617	$1,556	$294
Automotive Portfolio	$300	$311	$300	$44
Banking Portfolio	$3,378	$3,508	$3,378	$872
Biotechnology Portfolio (3)	$48,491	$50,370	$48,491	$7,311
Brokerage and Investment Management Portfolio (4)	$1,601	$1,663	$1,601	$301
Chemicals Portfolio (5)	$6,243	$6,485	$6,243	$1,192
Communications Equipment Portfolio	$899	$934	$899	$165
Computers Portfolio (6)	$1,974	$2,051	$1,974	$341
Construction and Housing Portfolio	$2,276	$2,364	$2,276	$320
Consumer Discretionary Portfolio	$5,027	$5,221	$5,027	$663
Consumer Finance Portfolio	$443	$461	$443	$80
Consumer Staples Portfolio (7)	$15,563	$16,166	$15,563	$2,238
Defense and Aerospace Portfolio (8)	$5,224	$5,426	$5,224	$1,179
Energy Portfolio (9)	$11,431	$11,873	$11,431	$2,072
Energy Service Portfolio (10)	$2,566	$2,665	$2,566	$566
Environment and Alternative Energy Portfolio	$458	$476	$458	$100
Financial Services Portfolio	$4,976	$5,169	$4,976	$777
Gold Portfolio (11)	$8,053	$8,364	$8,053	$1,137
Health Care Portfolio (12)	$35,262	$36,627	$35,262	$5,023
Health Care Services Portfolio (13)	$3,977	$4,131	$3,977	$587
Industrial Equipment Portfolio	$904	$939	$904	$158
Industrials Portfolio (14)	$4,976	$5,168	$4,976	$755
Insurance Portfolio	$2,717	$2,823	$2,717	$544
IT Services Portfolio	$9,004	$9,353	$9,004	$1,329
Leisure Portfolio	$1,968	$2,045	$1,968	$326
Materials Portfolio (15)	$6,918	$7,186	$6,918	$1,169
Medical Equipment and Systems Portfolio (16)	$12,279	$12,754	$12,279	$2,210
Multimedia Portfolio	$2,754	$2,861	$2,754	$478
Natural Gas Portfolio (17)	$1,970	$2,046	$1,970	$456
Natural Resources Portfolio (18)	$3,854	$4,003	$3,854	$790
Pharmaceuticals Portfolio (19)	$6,990	$7,261	$6,990	$838
Retailing Portfolio	$9,701	$10,076	$9,701	$1,585
Semiconductors Portfolio (20)	$8,980	$9,328	$8,980	$2,136
Software and IT Services Portfolio (21)	$17,341	$18,012	$17,341	$3,225
Technology Portfolio (22)	$15,632	$16,238	$15,632	$2,887
Telecommunications Portfolio	$4,207	$4,370	$4,207	$614
Transportation Portfolio	$2,185	$2,270	$2,185	$501
Utilities Portfolio	$4,306	$4,472	$4,306	$552
Wireless Portfolio	$1,035	$1,075	$1,035	$171
TOTAL COMPENSATION FROM THE FUND COMPLEX (23)	$394,000	$404,000	$389,000	--
AGGREGATE COMPENSATION FROM A FUND	Michael E.Wiley
Air Transportation Portfolio	$1,751
Automotive Portfolio	$337
Banking Portfolio	$3,795
Biotechnology Portfolio (3)	$54,580
Brokerage and Investment Management Portfolio (4)	$1,801
Chemicals Portfolio (5)	$7,021
Communications Equipment Portfolio	$1,011
Computers Portfolio (6)	$2,221
Construction and Housing Portfolio	$2,562
Consumer Discretionary Portfolio	$5,660
Consumer Finance Portfolio	$499
Consumer Staples Portfolio (7)	$17,518
Defense and Aerospace Portfolio (8)	$5,871
Energy Portfolio (9)	$12,856
Energy Service Portfolio (10)	$2,885
Environment and Alternative Energy Portfolio	$515
Financial Services Portfolio	$5,600
Gold Portfolio (11)	$9,064
Health Care Portfolio (12)	$39,696
Health Care Services Portfolio (13)	$4,476
Industrial Equipment Portfolio	$1,017
Industrials Portfolio (14)	$5,600
Insurance Portfolio	$3,055
IT Services Portfolio	$10,135
Leisure Portfolio	$2,215
Materials Portfolio (15)	$7,783
Medical Equipment and Systems Portfolio (16)	$13,811
Multimedia Portfolio	$3,099
Natural Gas Portfolio (17)	$2,214
Natural Resources Portfolio (18)	$4,332
Pharmaceuticals Portfolio (19)	$7,873
Retailing Portfolio	$10,915
Semiconductors Portfolio (20)	$10,091
Software and IT Services Portfolio (21)	$19,504
Technology Portfolio (22)	$17,584
Telecommunications Portfolio	$4,735
Transportation Portfolio	$2,456
Utilities Portfolio	$4,848
Wireless Portfolio	$1,164
TOTAL COMPENSATION FROM THE FUND COMPLEX (23)	$439,000

(1)  Brian B. Hogan is an interested person and is compensated by Fidelity.

(2)   Ms. Tomé serves as a Member of the Advisory Board of Fidelity Select Portfolios effective January 1, 2017.

(3)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $43,837; Garnett A. Smith, $43,837; Carol B. Tomé, $3,217; and Michael E. Wiley, $44,092.

(4)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,448; Garnett A. Smith, $1,448; Carol B. Tomé, $136; and Michael E. Wiley, $1,457.

(5)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $5,639; Garnett A. Smith, $5,639; Carol B. Tomé, $533; and Michael E. Wiley, $5,672.

(6)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,785; Garnett A. Smith, $1,785; Carol B. Tomé, $152; and Michael E. Wiley, $1,796.

(7)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $14,054; Garnett A. Smith, $14,054; Carol B. Tomé, $987; and Michael E. Wiley, $14,132.

(8)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,722; Garnett A. Smith, $4,722; Carol B. Tomé, $525; and Michael E. Wiley, $4,753.

(9)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $10,320; Garnett A. Smith, $10,320; Carol B. Tomé, $910; and Michael E. Wiley, $10,381.

(10)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,316; Garnett A. Smith, $2,316; Carol B. Tomé, $273; and Michael E. Wiley, $2,332.

(11)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $7,247; Garnett A. Smith, $7,247; Carol B. Tomé, $536; and Michael E. Wiley, $7,281.

(12)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $31,866; Garnett A. Smith, $31,866; Carol B. Tomé, $2,232; and Michael E. Wiley, $32,048.

(13)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,592; Garnett A. Smith, $3,592; Carol B. Tomé, $262; and Michael E. Wiley, $3,614.

(14)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,492; Garnett A. Smith, $4,492; Carol B. Tomé, $338; and Michael E. Wiley, $4,519.

(15)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,251; Garnett A. Smith, $6,251; Carol B. Tomé, $524; and Michael E. Wiley, $6,289.

(16)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $11,080; Garnett A. Smith, $11,080; Carol B. Tomé, $998; and Michael E. Wiley, $11,135.

(17)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,777; Garnett A. Smith, $1,777; Carol B. Tomé, $210; and Michael E. Wiley, $1,788.

(18)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,477; Garnett A. Smith, $3,477; Carol B. Tomé, $349; and Michael E. Wiley, $3,496.

(19)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,323; Garnett A. Smith, $6,323; Carol B. Tomé, $362; and Michael E. Wiley, $6,360.

(20)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $8,111; Garnett A. Smith, $8,111; Carol B. Tomé, $988; and Michael E. Wiley, $8,160.

(21)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $15,665; Garnett A. Smith, $15,665; Carol B. Tomé, $1,452; and Michael E. Wiley, $15,754.

(22)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $14,124; Garnett A. Smith, $14,124; Carol B. Tomé, $1,307; and Michael E. Wiley, $14,205.

(23)   Reflects compensation received for the calendar year ended December 31, 2016 for 82 funds of 4 trusts. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $239,069; Garnett A. Smith, $239,069; and Michael E. Wiley, $240,000.

As of February 28, 2017, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of February 28, 2017, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Air Transportation Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.31%
Banking Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	13.69%
Banking Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	8.56%
Brokerage and Investment Management Portfolio	HEEBNER	BOSTON	MA	5.17%
Chemicals Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.67%
Construction and Housing Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	6.49%
Construction and Housing Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.07%
Consumer Discretionary Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	28.62%
Consumer Discretionary Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	21.81%
Consumer Discretionary Portfolio	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	6.05%
Fidelity Advisor® Consumer Staples Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	35.56%
Fidelity Advisor® Consumer Staples Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.50%
Fidelity Advisor® Consumer Staples Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.10%
Fidelity Advisor® Consumer Staples Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.96%
Fidelity Advisor® Consumer Staples Fund - Class C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.72%
Fidelity Advisor® Consumer Staples Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	11.79%
Fidelity Advisor® Consumer Staples Fund - Class C	WELLS FARGO BANK	SAINT LOUIS	MO	8.79%
Fidelity Advisor® Consumer Staples Fund - Class C	LPL FINANCIAL	BOSTON	MA	6.94%
Fidelity Advisor® Consumer Staples Fund - Class C	BANKAMERICA CORP.	JACKSONVILLE	FL	6.47%
Fidelity Advisor® Consumer Staples Fund - Class M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	14.19%
Fidelity Advisor® Consumer Staples Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	13.89%
Fidelity Advisor® Consumer Staples Fund - Class M	LPL FINANCIAL	BOSTON	MA	7.08%
Fidelity Advisor® Consumer Staples Fund - Class M	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	5.21%
Fidelity Advisor® Consumer Staples Fund - Class M	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.18%
Fidelity Advisor® Consumer Staples Fund - Class I	WELLS FARGO BANK	SAINT LOUIS	MO	23.80%
Fidelity Advisor® Consumer Staples Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	19.86%
Fidelity Advisor® Consumer Staples Fund - Class I	LPL FINANCIAL	BOSTON	MA	13.44%
Fidelity Advisor® Consumer Staples Fund - Class I	BANKAMERICA CORP.	JACKSONVILLE	FL	6.37%
Consumer Staples Portfolio (1)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	11.33%
Consumer Staples Portfolio (1)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	8.78%
Energy Portfolio	STRATEGIC ADVISERS VALUE FUND	BOSTON	MA	8.05%
Energy Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.80%
Energy Service Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.35%
Environment and Alternative Energy Portfolio	ADVISER INVESTMENTS LLC	NEWTON	MA	7.43%
Financial Services Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	21.32%
Financial Services Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	15.99%
Fidelity Advisor® Gold Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.75%
Fidelity Advisor® Gold Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.26%
Fidelity Advisor® Gold Fund - Class A	LPL FINANCIAL	BOSTON	MA	11.16%
Fidelity Advisor® Gold Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.82%
Fidelity Advisor® Gold Fund - Class A	JP MORGAN CHASE	BROOKLYN	NY	5.52%
Fidelity Advisor® Gold Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	64.62%
Fidelity Advisor® Gold Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	5.91%
Fidelity Advisor® Gold Fund - Class M	ADP	ROSELAND	NJ	16.15%
Fidelity Advisor® Gold Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	13.52%
Fidelity Advisor® Gold Fund - Class M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.88%
Fidelity Advisor® Gold Fund - Class M	LPL FINANCIAL	BOSTON	MA	9.71%
Fidelity Advisor® Gold Fund - Class I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	27.70%
Fidelity Advisor® Gold Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	26.57%
Gold Portfolio (1)	FMR LLC	BOSTON	MA	6.54%
Industrial Equipment Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	25.90%
Industrial Equipment Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	19.92%
Industrial Equipment Portfolio	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	5.58%
Industrials Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	12.01%
Industrials Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	8.60%
Industrials Portfolio	SUTTER HEALTH	SACRAMENTO	CA	5.68%
Insurance Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	13.28%
Insurance Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	12.25%
Fidelity Advisor® Materials Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	23.84%
Fidelity Advisor® Materials Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	13.13%
Fidelity Advisor® Materials Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.90%
Fidelity Advisor® Materials Fund - Class A	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	6.28%
Fidelity Advisor® Materials Fund - Class C	WELLS FARGO BANK	SAINT LOUIS	MO	14.29%
Fidelity Advisor® Materials Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.07%
Fidelity Advisor® Materials Fund - Class C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	9.45%
Fidelity Advisor® Materials Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	8.87%
Fidelity Advisor® Materials Fund - Class C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.52%
Fidelity Advisor® Materials Fund - Class C	BANKAMERICA CORP.	JACKSONVILLE	FL	5.60%
Fidelity Advisor® Materials Fund - Class M	LPL FINANCIAL	BOSTON	MA	17.63%
Fidelity Advisor® Materials Fund - Class M	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	14.04%
Fidelity Advisor® Materials Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.85%
Fidelity Advisor® Materials Fund - Class M	ADP	ROSELAND	NJ	5.61%
Fidelity Advisor® Materials Fund - Class I	WELLS FARGO BANK	SAINT LOUIS	MO	19.54%
Fidelity Advisor® Materials Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	11.29%
Fidelity Advisor® Materials Fund - Class I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	10.96%
Fidelity Advisor® Materials Fund - Class I	UBS AG	WEEHAWKEN	NJ	6.82%
Technology Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	12.43%
Technology Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	8.63%
Fidelity Advisor® Telecommunications Fund - Class A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	17.04%
Fidelity Advisor® Telecommunications Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	13.39%
Fidelity Advisor® Telecommunications Fund - Class A	LPL FINANCIAL	BOSTON	MA	9.49%
Fidelity Advisor® Telecommunications Fund - Class A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.34%
Fidelity Advisor® Telecommunications Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.34%
Fidelity Advisor® Telecommunications Fund - Class C	BANKAMERICA CORP.	JACKSONVILLE	FL	9.79%
Fidelity Advisor® Telecommunications Fund - Class C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	9.49%
Fidelity Advisor® Telecommunications Fund - Class C	WELLS FARGO BANK	SAINT LOUIS	MO	9.38%
Fidelity Advisor® Telecommunications Fund - Class C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	6.87%
Fidelity Advisor® Telecommunications Fund - Class M	ADP	ROSELAND	NJ	26.23%
Fidelity Advisor® Telecommunications Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.10%
Fidelity Advisor® Telecommunications Fund - Class M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.04%
Fidelity Advisor® Telecommunications Fund - Class M	PAYCHEX SECURITIES CORPORATION	ROCHESTER	NY	6.88%
Fidelity Advisor® Telecommunications Fund - Class I	LADENBURG THALMANN	LA VISTA	NE	34.02%
Fidelity Advisor® Telecommunications Fund - Class I	LPL FINANCIAL	BOSTON	MA	13.75%
Fidelity Advisor® Telecommunications Fund - Class I	WELLS FARGO BANK	SAINT LOUIS	MO	9.61%
Fidelity Advisor® Telecommunications Fund - Class I	BANKAMERICA CORP.	JACKSONVILLE	FL	7.83%
Fidelity Advisor® Telecommunications Fund - Class I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.67%
Fidelity Advisor® Telecommunications Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	5.00%
Telecommunications Portfolio (1)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	13.13%
Telecommunications Portfolio (1)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	10.38%

(1)  The ownership information shown above is for a class of shares of the fund.

As of February 28, 2017, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Consumer Discretionary Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	28.62%
Industrial Equipment Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	25.90%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of SelectCo, FMRC, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

SelectCo, FMRC, FMR UK, FMR H.K., FMR Japan, FDC, and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with SelectCo, pursuant to which SelectCo furnishes investment advisory and other services. FMR manages the Subsidiary.

Management Services. Under the terms of its management contract with each fund, SelectCo acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. SelectCo also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of SelectCo, and all personnel of each fund or SelectCo performing services relating to research, statistical and investment activities.

In addition, SelectCo or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Gold Portfolio may invest in the Subsidiary. The Subsidiary has entered into a separate contract with FMR, an affiliate of SelectCo, the fund's investment adviser, for the management of its portfolio pursuant to which the Subsidiary pays FMR a fee at an annual rate of 0.30% of its net assets. SelectCo has contractually agreed to waive Gold Portfolio's management fee in an amount equal to the management fee paid to FMR by the Subsidiary. This arrangement may not be discontinued by FMR as long as its contract with the Subsidiary is in place.

Management-Related Expenses. In addition to the management fee payable to SelectCo and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees.

For the services of SelectCo under the management contract, each fund pays SelectCo a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which SelectCo or FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
Over			1,845.2019	2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,751 billion of group net assets - the approximate level for February 2017 - was 0.2460%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,751 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets for February 2017, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Air Transportation Portfolio	0.2460%	+	0.3000%	=	0.5460%
Automotive Portfolio	0.2460%	+	0.3000%	=	0.5460%
Banking Portfolio	0.2460%	+	0.3000%	=	0.5460%
Biotechnology Portfolio	0.2460%	+	0.3000%	=	0.5460%
Brokerage and Investment Management Portfolio	0.2460%	+	0.3000%	=	0.5460%
Chemicals Portfolio	0.2460%	+	0.3000%	=	0.5460%
Communications Equipment Portfolio	0.2460%	+	0.3000%	=	0.5460%
Computers Portfolio	0.2460%	+	0.3000%	=	0.5460%
Construction and Housing Portfolio	0.2460%	+	0.3000%	=	0.5460%
Consumer Discretionary Portfolio	0.2460%	+	0.3000%	=	0.5460%
Consumer Finance Portfolio	0.2460%	+	0.3000%	=	0.5460%
Consumer Staples Portfolio	0.2460%	+	0.3000%	=	0.5460%
Defense and Aerospace Portfolio	0.2460%	+	0.3000%	=	0.5460%
Energy Portfolio	0.2460%	+	0.3000%	=	0.5460%
Energy Service Portfolio	0.2460%	+	0.3000%	=	0.5460%
Environment and Alternative Energy Portfolio	0.2460%	+	0.3000%	=	0.5460%
Financial Services Portfolio	0.2460%	+	0.3000%	=	0.5460%
Gold Portfolio	0.2460%	+	0.3000%	=	0.5460%
Health Care Portfolio	0.2460%	+	0.3000%	=	0.5460%
Health Care Services Portfolio	0.2460%	+	0.3000%	=	0.5460%
Industrial Equipment Portfolio	0.2460%	+	0.3000%	=	0.5460%
Industrials Portfolio	0.2460%	+	0.3000%	=	0.5460%
Insurance Portfolio	0.2460%	+	0.3000%	=	0.5460%
IT Services Portfolio	0.2460%	+	0.3000%	=	0.5460%
Leisure Portfolio	0.2460%	+	0.3000%	=	0.5460%
Materials Portfolio	0.2460%	+	0.3000%	=	0.5460%
Medical Equipment and Systems Portfolio	0.2460%	+	0.3000%	=	0.5460%
Multimedia Portfolio	0.2460%	+	0.3000%	=	0.5460%
Natural Gas Portfolio	0.2460%	+	0.3000%	=	0.5460%
Natural Resources Portfolio	0.2460%	+	0.3000%	=	0.5460%
Pharmaceuticals Portfolio	0.2460%	+	0.3000%	=	0.5460%
Retailing Portfolio	0.2460%	+	0.3000%	=	0.5460%
Semiconductors Portfolio	0.2460%	+	0.3000%	=	0.5460%
Software and IT Services Portfolio	0.2460%	+	0.3000%	=	0.5460%
Technology Portfolio	0.2460%	+	0.3000%	=	0.5460%
Telecommunications Portfolio	0.2460%	+	0.3000%	=	0.5460%
Transportation Portfolio	0.2460%	+	0.3000%	=	0.5460%
Utilities Portfolio	0.2460%	+	0.3000%	=	0.5460%
Wireless Portfolio	0.2460%	+	0.3000%	=	0.5460%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund to SelectCo for the past three fiscal years. In addition, the table shows the amount of waivers reducing management fees, if applicable.

Fund	Fiscal Years Ended February 28	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser
Air Transportation Portfolio	2017	$--	$1,782,868
	2016 (1)	$--	$2,342,879
	2015	$--	$2,613,627
Automotive Portfolio	2017	$--	$331,231
	2016 (1)	$--	$592,064
	2015	$--	$869,223
Banking Portfolio	2017	$--	$4,103,150
	2016 (1)	$--	$3,550,348
	2015	$--	$3,660,205
Biotechnology Portfolio	2017	$--	$54,304,779
	2016 (1)	$--	$79,677,798
	2015	$--	$53,046,377
Brokerage and Investment Management Portfolio	2017	$--	$1,842,821
	2016 (1)	$--	$2,659,279
	2015	$--	$3,450,843
Chemicals Portfolio	2017	$--	$7,294,748
	2016 (1)	$--	$6,960,720
	2015	$--	$8,990,765
Communications Equipment Portfolio	2017	$--	$1,033,110
	2016 (1)	$--	$1,167,720
	2015	$--	$1,483,562
Computers Portfolio	2017	$--	$2,255,529
	2016 (1)	$--	$3,217,235
	2015	$--	$3,833,860
Construction and Housing Portfolio	2017	$--	$2,540,708
	2016 (1)	$--	$2,650,218
	2015	$--	$1,891,168
Consumer Discretionary Portfolio	2017	$--	$5,541,926
	2016 (1)	$--	$6,519,961
	2015	$--	$4,663,783
Consumer Finance Portfolio	2017	$--	$506,596
	2016 (1)	$--	$641,187
	2015	$--	$910,808
Consumer Staples Portfolio	2017	$--	$17,449,594
	2016 (1)	$--	$15,733,851
	2015	$--	$14,005,834
Defense and Aerospace Portfolio	2017	$--	$6,187,210
	2016 (1)	$--	$4,983,950
	2015	$--	$4,713,020
Energy Portfolio	2017	$--	$13,149,081
	2016 (1)	$--	$11,031,483
	2015	$--	$12,558,997
Energy Service Portfolio	2017	$--	$3,046,151
	2016 (1)	$--	$3,235,310
	2015	$--	$5,434,301
Environment and Alternative Energy Portfolio	2017	$--	$544,231
	2016 (1)	$--	$438,479
	2015	$--	$531,982
Financial Services Portfolio	2017	$--	$5,571,663
	2016 (1)	$--	$7,197,945
	2015	$--	$6,483,725
Gold Portfolio	2017	$471,109	$9,811,701
	2016 (1)	$318,965	$5,414,585
	2015	$446,754	$7,307,511
Health Care Portfolio	2017	$--	$39,201,543
	2016 (1)	$--	$52,717,787
	2015	$--	$39,589,875
Health Care Services Portfolio	2017	$--	$4,437,093
	2016 (1)	$--	$5,281,300
	2015	$--	$4,037,641
Industrial Equipment Portfolio	2017	$--	$1,036,018
	2016 (1)	$--	$866,941
	2015	$--	$1,787,275
Industrials Portfolio	2017	$--	$5,615,170
	2016 (1)	$--	$6,109,327
	2015	$--	$6,643,101
Insurance Portfolio	2017	$--	$3,152,165
	2016 (1)	$--	$2,429,940
	2015	$--	$2,192,510
IT Services Portfolio	2017	$--	$10,029,528
	2016 (1)	$--	$8,462,819
	2015	$--	$5,820,585
Leisure Portfolio	2017	$--	$2,216,961
	2016 (1)	$--	$2,531,803
	2015	$--	$2,556,168
Materials Portfolio	2017	$--	$7,904,862
	2016 (1)	$--	$9,399,943
	2015	$--	$11,769,676
Medical Equipment and Systems Portfolio	2017	$--	$14,375,940
	2016 (1)	$--	$11,263,895
	2015	$--	$9,670,737
Multimedia Portfolio	2017	$--	$3,145,853
	2016 (1)	$--	$4,049,972
	2015	$--	$4,721,339
Natural Gas Portfolio	2017	$--	$2,348,005
	2016 (1)	$--	$2,163,552
	2015	$--	$4,913,662
Natural Resources Portfolio	2017	$--	$4,578,314
	2016 (1)	$--	$3,411,829
	2015	$--	$5,066,851
Pharmaceuticals Portfolio	2017	$--	$7,513,733
	2016 (1)	$--	$11,472,834
	2015	$--	$9,059,952
Retailing Portfolio	2017	$--	$10,978,314
	2016 (1)	$--	$7,329,714
	2015	$--	$4,588,153
Semiconductors Portfolio	2017	$--	$10,894,103
	2016 (1)	$--	$9,628,489
	2015	$--	$9,950,522
Software and IT Services Portfolio	2017	$--	$20,125,227
	2016 (1)	$--	$16,328,826
	2015		$17,227,657
Technology Portfolio	2017	$--	$18,198,444
	2016 (1)	$--	$15,739,480
	2015	$--	$13,949,323
Telecommunications Portfolio	2017	$--	$4,796,107
	2016 (1)	$--	$2,684,686
	2015	$--	$2,193,042
Transportation Portfolio	2017	$--	$2,579,286
	2016 (1)	$--	$3,344,821
	2015	$--	$4,266,129
Utilities Portfolio	2017	$--	$4,808,205
	2016 (1)	$--	$4,147,069
	2015	$--	$5,187,641
Wireless Portfolio	2017	$--	$1,177,760
	2016 (1)	$--	$1,319,398
	2015	$--	$1,511,284

(1)   Fiscal year ended February 29.

SelectCo may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. SelectCo retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Adviser - FMRC. On behalf of each fund (except Technology Portfolio), SelectCo has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund. On behalf of Technology Portfolio, SelectCo has entered into a sub-advisory agreement with FMRC pursuant to which FMRC may provide investment advisory services for the fund. SelectCo, and not the fund, pays FMRC's fees.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, SelectCo has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, SelectCo has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, SelectCo may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and SelectCo may grant the sub-advisers investment management authority and the authority to buy and sell securities if SelectCo believes it would be beneficial to the fund (discretionary services). SelectCo, and not the fund, pays the sub-advisers.

Currently, FMR H.K. has day-to-day responsibility for choosing investments for Technology Portfolio.

Robert Lee is the portfolio manager of Consumer Staples Portfolio and receives compensation for his services. John Dowd is the portfolio manager of Energy Portfolio and Natural Resources Portfolio and receives compensation for his services. Joseph Wickwire is the portfolio manager of Gold Portfolio and receives compensation for his services. Ted Davis is the portfolio manager of Natural Gas Portfolio and receives compensation for his services. Charlie Chai is the portfolio manager of Technology Portfolio and receives compensation for his services. Douglas Simmons is the portfolio manager of Utilities Portfolio and receives compensation for his services. As of February 28, 2017, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of his fund is based on the fund’s pre-tax investment performance measured against the benchmark index identified below for the fund.

Select Fund / Sector Fund Index

Consumer Staples Portfolio / MSCI U.S. IMI Consumer Staples 25-50 Index

Energy Portfolio / MSCI U.S. IMI Energy 25-50 Index

Gold Portfolio / S&P® Global BMI Gold Capped Index (S&P® Global BMI Gold Capped 20-45 Index as of April 1, 2017)

Natural Gas Portfolio / S&P® Custom Natural Gas Index (FactSet Natural Gas Index as of April 1, 2017)

Natural Resources Portfolio / S&P® North American Natural Resources Sector Index Technology Portfolio / MSCI U.S. IMI Information Technology 25-50 Index

Utilities Portfolio / MSCI U.S. IMI Utilities 25-50 Index

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following persons are research analysts and are the portfolio managers of the Select fund(s) indicated. Research analysts who also manage sector funds, such as the Select funds, are referred to as sector fund managers.

Sector Fund Manager / Select Fund(s)

Matthew Moulis / Air Transportation Portfolio; Transportation Portfolio

Elliott Mattingly (as of April 15, 2017) / Automotive Portfolio

Matthew Reed / Banking Portfolio

Rajiv Kaul / Biotechnology Portfolio

Daniel Dittler / Brokerage and Investment Management Portfolio

Richard Malnight / Chemicals Portfolio

Colin Anderson / Communications Equipment Portfolio

Christopher Lin / Computers Portfolio

Neil Nabar / Construction and Housing Portfolio

Peter Dixon / Consumer Discretionary Portfolio

Shilpa Mehra / Consumer Finance Portfolio

Jonathan Siegmann / Defense and Aerospace Portfolio

Ben Shuleva / Energy Service Portfolio

Kevin Walenta / Environment and Alternative Energy Portfolio

Christopher Lee / Financial Services Portfolio

Edward Yoon / Health Care Portfolio; Health Care Services Portfolio (co-manager); Medical Equipment and Systems Portfolio

Justin Segalini / Health Care Services Portfolio (co-manager)

Janet Glazer / Industrial Equipment Portfolio (co-manager)

Tobias Welo / Industrials Portfolio; Industrial Equipment Portfolio (co-manager); Materials Portfolio

Peter Deutsch / Insurance Portfolio

Daniel Sherwood / IT Services

Katherine Shaw / Leisure Portfolio

Nidhi Gupta / Multimedia Portfolio

Asher Anolic / Pharmaceuticals Portfolio

Nicola Stafford / Retailing Portfolio

Stephen Barwikowski / Semiconductors Portfolio

Ali Khan / Software and IT Services Portfolio

Matthew Drukker / Telecommunications Portfolio; Wireless Portfolio

Each sector fund manager receives compensation for his or her services as a research analyst and as a portfolio manager under a single compensation plan. As of February 28, 2017 (April 15, 2017 for Mr. Mattingly), each sector fund manager's compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each sector fund manager's compensation may be deferred based on criteria established by FMR or at the election of the sector fund manager. Information with respect to Mr. Mattingly’s holdings and other accounts managed will be updated in a supplement to this SAI.

Each sector fund manager’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and sector fund manager at FMR or its affiliates. A portion of each sector fund manager’s bonus relates to his or her performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the sector fund manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, (ii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index, and (iii) the investment performance of other FMR equity funds and accounts within the sector fund manager’s designated sector team. The pre-tax investment performance of each sector fund manager’s fund(s) and account(s) is weighted according to the sector fund manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the sector fund manager’s tenure, but that eventually encompasses rolling periods of up to five years. The portion of each sector fund manager’s bonus that is linked to the investment performance of his or her fund is based on the fund’s pre-tax investment performance measured against the index identified below for the fund. Each sector fund manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, sector fund managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The index for each Select fund listed above is:

Select Fund / Sector Fund Index

Air Transportation Portfolio / S&P® Custom Air Transportation Index (Nasdaq North America Air Transportation Total Return Index as of April 1, 2017)

Automotive Portfolio / S&P® Custom Automobiles & Components Index (FactSet Automotive Index as of April 1, 2017)

Banking Portfolio / MSCI U.S. IMI Banks 5% Capped Index

Biotechnology Portfolio / MSCI U.S. IMI Biotechnology 25-50 Index

Brokerage and Investment Management Portfolio / MSCI U.S. IMI Capital Markets 25-50 Index

Chemicals Portfolio / MSCI U.S. IMI Chemicals 25-50 Index

Communications Equipment Portfolio / S&P® Custom Communications Equipment Index (MSCI North American IMI + ADR Custom Communications Equipment 25-50 Index as of April 1, 2017)

Computers Portfolio / Fidelity Computers & Peripherals Index℠

Construction and Housing Portfolio / MSCI U.S. IMI Custom Construction & Housing 25-50 Index

Consumer Discretionary Portfolio / MSCI U.S. IMI Consumer Discretionary 25-50 Index

Consumer Finance Portfolio / S&P® Consumer Finance Index

Defense and Aerospace Portfolio / MSCI U.S. IMI Aerospace & Defense 25-50 Index

Energy Service Portfolio / MSCI U.S. IMI Energy Equipment & Services 25-50 Index

Environment and Alternative Energy Portfolio / FTSE Environmental Opportunities & Alternative Energy Index

Financial Services Portfolio / MSCI U.S. IMI Financials 5% Capped Index

Health Care Portfolio / MSCI U.S. IMI Health Care 25-50 Index

Health Care Services Portfolio / MSCI U.S. IMI Health Care Providers & Services 25-50 Index

Industrial Equipment Portfolio / MSCI U.S. IMI Capital Goods 25-50 Index

Industrials Portfolio / MSCI U.S. IMI Industrials 25-50 Index

Insurance Portfolio / MSCI U.S. IMI Insurance 25-50 Index

IT Services Portfolio / MSCI U.S. IMI Information Technology Services 25-50 Index

Leisure Portfolio / MSCI U.S. IMI Consumer Services 25-50 Index

Materials Portfolio / MSCI U.S. IMI Materials 25-50 Index

Medical Equipment and Systems Portfolio / MSCI U.S. IMI Health Care Equipment & Supplies 25-50 Index

Multimedia Portfolio / MSCI U.S. IMI Media 25-50 Index

Pharmaceuticals Portfolio / S&P® Custom Pharmaceuticals Index (MSCI North America IMI + ADR Custom Pharmaceuticals 25-50 Index as of April 1, 2017)

Retailing Portfolio / MSCI U.S. IMI Retailing 25-50 Index

Semiconductors Portfolio / MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index

Software and IT Services Portfolio / MSCI U.S. IMI Software & Services 25-50 Index

Telecommunications Portfolio / MSCI U.S. IMI Telecommunications Services 25-50 Index

Transportation Portfolio / MSCI U.S. IMI Transportation 25-50 Index

Wireless Portfolio / Fidelity® Wireless Index

A sector fund manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a sector fund manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A sector fund manager’s base pay and bonus opportunity tend to increase with a sector fund manager’s level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a sector fund manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A sector fund manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for a fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics. Furthermore, the potential exists that a sector fund manager’s responsibilities as a portfolio manager of a sector fund may not be entirely consistent with his or her responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

The following table provides information relating to other accounts managed by Mr. Robert Lee as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$8,742	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,209	none	none

* Includes Consumer Staples Portfolio ($2,862 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Consumer Staples Portfolio beneficially owned by Mr. Robert Lee was Over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Dowd as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$5,820	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$519	none	none

* Includes Energy Portfolio ($2,291 (in millions) assets managed) and Natural Resources Portfolio ($912 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Energy Portfolio beneficially owned by Mr. Dowd was Over $1,000,000. As of February 28, 2017, the dollar range of shares of Natural Resources Portfolio beneficially owned by Mr. Dowd was $500,001 – $1,000,000.

The following table provides information relating to other accounts managed by Mr. Wickwire as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,978	none	$7
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Gold Portfolio ($1,544 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Gold Portfolio beneficially owned by Mr. Wickwire was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Davis as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$482	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Natural Gas Portfolio ($482 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares Natural Gas Portfolio beneficially owned by Mr. Davis was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Chai as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$10,033	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,861	none	none

* Includes Technology Portfolio ($4,113 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Technology Portfolio beneficially owned by Mr. Chai was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Simmons as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$5,631	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,688	none	none

* Includes Utilities Portfolio ($697 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Utilities Portfolio beneficially owned by Mr. Simmons was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Moulis as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,039	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Air Transportation Portfolio ($394 (in millions) assets managed) and Transportation Portfolio ($645 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Air Transportation Portfolio beneficially owned by Mr. Moulis was $10,001 - $50,000. As of February 28, 2017, the dollar range of shares of Transportation Portfolio beneficially owned by Mr. Moulis was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Reed as of February 29, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,261	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Banking Portfolio ($1,261 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 29, 2016, the dollar range of shares of Banking Portfolio beneficially owned by Mr. Reed was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Kaul as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,199	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Biotechnology Portfolio ($9,578 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Biotechnology Portfolio beneficially owned by Mr. Kaul was Over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Dittler as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$405	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Brokerage and Investment Management Portfolio ($405 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Brokerage and Investment Management Portfolio beneficially owned by Mr. Dittler was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Malnight as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,627	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Chemicals Portfolio ($1,627 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Chemicals Portfolio beneficially owned by Mr. Malnight was Over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Anderson as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$225	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Communications Equipment Portfolio ($205 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Communications Equipment Portfolio beneficially owned by Mr. Anderson was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Lin as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$864	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$392	none	none

* Includes Computers Portfolio ($472 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Computers Portfolio beneficially owned by Mr. Lin was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Nabar as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$404	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$none	none	none

* Includes Construction and Housing Portfolio ($404 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Construction and Housing Portfolio beneficially owned by Mr. Nabar was none.

The following table provides information relating to other accounts managed by Mr. Dixon as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$7,392	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$750	none	none

* Includes Consumer Discretionary Portfolio ($833 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Consumer Discretionary Portfolio beneficially owned by Mr. Dixon was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Ms. Mehra as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$102	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Consumer Finance Portfolio ($102 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Consumer Finance Portfolio beneficially owned by Ms. Mehra was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Siegmann as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,601	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Defense and Aerospace Portfolio ($1,601 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Defense and Aerospace Portfolio beneficially owned by Mr. Siegmann was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Shuleva as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$734	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Energy Service Portfolio ($734 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares Energy Service Portfolio beneficially owned by Mr. Shuleva was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Walenta as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$137	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Environment and Alternative Energy Portfolio ($137 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Environment and Alternative Energy Portfolio beneficially owned by Mr. Walenta was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Christopher Lee as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,949	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,068	none	none

* Includes Financial Services Portfolio ($1,019 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Financial Services Portfolio beneficially owned by Mr. Christopher Lee was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Yoon as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$16,387	$477	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,200	none	none

* Includes Health Care Portfolio ($6,629 (in millions) assets managed), Health Care Services Portfolio ($760 (in millions) assets managed), and Medical Equipment and Systems Portfolio ($3,130 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Health Care Portfolio beneficially owned by Mr. Yoon was Over $1,000,000. As of February 28, 2017, the dollar range of shares of Health Care Services Portfolio beneficially owned by Mr. Yoon was none. As of February 28, 2017, the dollar range of shares of Medical Equipment and Systems Portfolio beneficially owned by Mr. Yoon was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Segalini as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$760	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Health Care Services Portfolio ($760 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Health Care Services Portfolio beneficially owned by Mr. Segalini was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Ms. Glazer as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$185	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Industrial Equipment Portfolio ($185 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Industrial Equipment Portfolio beneficially owned by Ms. Glazer was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Welo as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$7,873	none	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,717	none	none

* Includes Industrials Portfolio ($1,003 (in millions) assets managed), Industrial Equipment Portfolio ($185 (in millions) assets managed), and Materials Portfolio ($1,568 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Industrials Portfolio beneficially owned by Mr. Welo was Over $1,000,000. As of February 28, 2017, the dollar range of shares of Industrial Equipment Portfolio beneficially owned by Mr. Welo was none. As of February 28, 2017, the dollar range of shares of Materials Portfolio beneficially owned by Mr. Welo was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Deutsch as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$649	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Insurance Portfolio ($649 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Insurance Portfolio beneficially owned by Mr. Deutsch was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Sherwood as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,665	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes IT Services Portfolio ($1,665 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of IT Services Portfolio beneficially owned by Mr. Sherwood was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Ms. Shaw as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$2,021	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$732	none	none

* Includes Leisure Portfolio ($404 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Leisure Portfolio beneficially owned by Ms. Shaw was none.

The following table provides information relating to other accounts managed by Ms. Gupta as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$680	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Multimedia Portfolio ($680 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Multimedia Portfolio beneficially owned by Ms. Gupta was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Anolic as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,002	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Pharmaceuticals Portfolio ($1,002 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Pharmaceuticals Portfolio beneficially owned by Mr. Anolic was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Ms. Stafford as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,925	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Retailing Portfolio ($1,925 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Retailing Portfolio beneficially owned by Ms. Stafford was none.

The following table provides information relating to other accounts managed by Mr. Barwikowski as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$3,201	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Semiconductors Portfolio ($3,011 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Semiconductors Portfolio beneficially owned by Mr. Barwikowski was none.

The following table provides information relating to other accounts managed by Mr. Khan as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,165	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Software and IT Services Portfolio ($4,165 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Software and IT Services Portfolio beneficially owned by Mr. Khan was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Drukker as of February 28, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$1,496	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$205	none	none

* Includes Telecommunications Portfolio ($760 (in millions) assets managed) and Wireless Portfolio ($239 (in millions) assets managed. The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2017, the dollar range of shares of Telecommunications Portfolio beneficially owned by Mr. Drukker was $10,001 - $50,000. As of February 28, 2017, the dollar range of shares of Wireless Portfolio beneficially owned by Mr. Drukker was none.

PROXY VOTING GUIDELINES

Fidelity® Sector Portfolios' Proxy Voting Guidelines

The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity® Sector Portfolios, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity® Sector Portfolios, and, accordingly, are subject to change.)

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of the Sector Portfolios. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other Fidelity companies' relationship, business or otherwise. In evaluating proposals, SelectCo considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B. Investment Proxy Research votes proxies. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of the Fidelity® Funds. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity's corporate policy on conflicts of interest.

C. For proposals not covered by the Guidelines or that involve other special circumstances, SelectCo evaluates them on a case-by-case basis with input from the appropriate SelectCo or FMR analyst or SelectCo portfolio manager with review by an attorney within the General Counsel's office, senior management of Fidelity Asset Management, and a member of senior management within Investment Proxy Research. If there is a significant pattern of these proposals or other special circumstances, SelectCo will refer them to the appropriate Fidelity® Sector Portfolios Board Committee.

D. SelectCo will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, SelectCo will generally abstain.

E. Many Sector Portfolios invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, SelectCo will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

F. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, SelectCo will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, SelectCo will generally not vote proxies in order to safeguard fund holdings information.

G. Where a management-sponsored proposal is inconsistent with the Guidelines, SelectCo may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and SelectCo will generally support management based on this commitment. If a company subsequently does not abide by its commitment, SelectCo will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E. Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F. Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

G. Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

H. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

I. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III. Directors

A. Election of Directors

SelectCo will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. SelectCo will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, SelectCo will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.

SelectCo will also consider not withholding authority on the election of directors when:

a. SelectCo determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

b. One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, SelectCo will withhold authority on the election of directors.

2. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.

4. The company has not adequately addressed concerns communicated by SelectCo in the process of discussing executive compensation.

5. To gain SelectCo's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The board is not composed of a majority of independent directors.

B. Contested Director Elections

SelectCo believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds' assets are invested. SelectCo will vote on a case-by-case basis in contested director elections, taking into account factors such as management's track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder's and management's nominees; and other factors. Ultimately, SelectCo will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

C. Indemnification

SelectCo will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless SelectCo is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

D. Independent Chairperson

SelectCo will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, SelectCo will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

E. Majority Voting in Director Elections

SelectCo will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). SelectCo may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

F. Proxy Access

SelectCo will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5% in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

IV. Compensation

A. Executive Compensation

1. Advisory votes on executive compensation (Say on Pay)

a. SelectCo will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

(i) The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by SelectCo in the process of discussing executive compensation;

(ii) The alignment of executive compensation and company performance relative to peers; and

(iii) The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b. SelectCo will generally vote against proposals to ratify Golden Parachutes.

2. Advisory vote on frequency of Say on Pay votes

When presented with a frequency of Say on Pay vote, SelectCo will generally support holding an annual advisory vote on Say on Pay.

B. Equity compensation plans

SelectCo will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1. (a) The company's average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead SelectCo to conclude that the burn rate is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3. The plan includes an Evergreen Provision.

4. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

C. Equity Exchanges and Repricing

SelectCo will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D. Employee Stock Purchase Plans

SelectCo will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, SelectCo may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

E. Bonus Plans and Tax Deductibility Proposals

SelectCo will generally vote in favor of cash and stock incentive plans that seek shareholder approval to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code.

V. Anti-Takeover Provisions

SelectCo will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. In the case of a Poison Pill, it either:

1. Includes the following features:

a. A Sunset Provision of no greater than five years;

b. Links to a business strategy that is expected to result in greater value for the shareholders;

c. Requires shareholder approval to be reinstated upon expiration or if amended;

d. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and

e. Allows the Fidelity® Funds1 to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or

2. Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the proposal based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

SelectCo will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

B. In the case of proposals regarding shareholders' rights to call special meetings, SelectCo generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

C. In the case of proposals regarding shareholders' right to act by written consent, SelectCo will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. In the case of proposals regarding supermajority provisions, SelectCo may vote to support such a provision when SelectCo determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

SelectCo will generally vote against a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

However, in the case of real estate investment trusts (REIT), SelectCo will generally vote against a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

B. Reverse Stock Splits

SelectCo will generally vote in favor of reverse stock splits as long as the post-split authorized shares is not greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C. Multi-Class Share Structures

SelectCo will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, SelectCo will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

D. Cumulative Voting Rights

SelectCo will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E. Acquisition or Business Combination Statutes

SelectCo will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F. Incorporation or Reincorporation in Another State or Country

SelectCo will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. SelectCo will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII. Shares of Fidelity® Funds, ETFs, or other non-Fidelity® Mutual Funds and ETFs

A. When a Fidelity® Fund invests in an underlying Fidelity® Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, SelectCo will vote in the same proportion as all other voting shareholders of the underlying fund ("echo voting"). SelectCo may choose not to vote if "echo voting" is not operationally practical.

B. Certain Fidelity® Funds may invest in shares of underlying Fidelity® Funds that do not have public shareholders. For Fidelity® Funds without public shareholders that are managed by SelectCo or FMR or an affiliate, SelectCo will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

SelectCo will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Environmental and Social Issues

SelectCo generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, SelectCo may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, Selecto may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. SelectCo also may support proposals on issues such as equal employment, and board and workforce diversity.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

¹For purposes of these Guidelines, any reference to “Fidelity® Fund” or “Fidelity® Funds” includes fund(s) managed by FMR as well as funds managed by SelectCo.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of a non-multiple class fund offered through the prospectus to which this SAI relates or one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of SelectCo. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by SelectCo.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or SelectCo to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to SelectCo is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that SelectCo may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that SelectCo, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to SelectCo under its management contract with the fund. To the extent that each Plan gives SelectCo and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from SelectCo, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of a non-multiple class fund offered through the prospectus to which this SAI relates or the one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of SelectCo, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.

The asset-based fees are subject to adjustment in any month in which the total return of the S&P 500® Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by SelectCo or an affiliate and in certain funds of funds managed by a SelectCo affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of SelectCo (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds (other than Gold Portfolio) are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for Gold Portfolio are 0.0518% of the first $500 million of average net assets, 0.0415% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Pricing and bookkeeping fees paid by a fund to FSC for the past three fiscal years are shown in the following table.

Fund	2017	2016	2015
Air Transportation Portfolio	$126,633	$163,552	$179,399
Automotive Portfolio	$23,523	$41,983	$61,487
Banking Portfolio	$263,097	$234,932	$240,030
Biotechnology Portfolio	$1,282,519	$1,471,407	$1,271,555
Brokerage and Investment Management Portfolio	$130,900	$184,474	$229,576
Chemicals Portfolio	$423,341	$405,916	$506,628
Communications Equipment Portfolio	$73,386	$82,797	$104,948
Computers Portfolio	$160,213	$215,955	$248,745
Construction and Housing Portfolio	$179,394	$186,743	$133,789
Consumer Discretionary Portfolio	$335,228	$383,751	$290,252
Consumer Finance Portfolio	$35,984	$45,463	$64,426
Consumer Staples Portfolio	$931,966	$845,526	$757,490
Defense and Aerospace Portfolio	$367,751	$306,788	$292,698
Energy Portfolio	$717,290	$609,922	$685,062
Energy Service Portfolio	$209,317	$217,590	$328,743
Environment and Alternative Energy Portfolio	$38,665	$31,087	$37,632
Financial Services Portfolio	$336,746	$417,773	$381,283
Gold Portfolio	$759,339	$436,892	$569,253
Health Care Portfolio	$1,169,450	$1,269,945	$1,171,222
Health Care Services Portfolio	$279,776	$321,687	$258,937
Industrial Equipment Portfolio	$73,589	$61,470	$126,417
Industrials Portfolio	$338,936	$363,198	$389,214
Insurance Portfolio	$215,179	$172,251	$155,104
IT Services Portfolio	$560,545	$481,010	$348,068
Leisure Portfolio	$157,460	$179,472	$178,754
Materials Portfolio	$453,929	$528,178	$645,602
Medical Equipment and Systems Portfolio	$779,005	$621,534	$540,664
Multimedia Portfolio	$214,963	$259,998	$293,114
Natural Gas Portfolio	$165,326	$152,266	$302,703
Natural Resources Portfolio	$286,946	$227,207	$310,379
Pharmaceuticals Portfolio	$434,194	$632,003	$510,108
Retailing Portfolio	$608,247	$424,222	$286,452
Semiconductors Portfolio	$604,216	$539,682	$554,683
Software and IT Services Portfolio	$1,006,349	$875,332	$910,438
Technology Portfolio	$957,492	$845,815	$754,648
Telecommunications Portfolio	$297,820	$186,448	$155,142
Transportation Portfolio	$179,487	$222,028	$269,972
Utilities Portfolio	$298,403	$264,861	$316,452
Wireless Portfolio	$83,655	$93,545	$106,910

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2017	2016	2015
Air Transportation Portfolio	$980	$1,659	$2,870
Automotive Portfolio	$2,104	$2,840	$4,395
Banking Portfolio	$950	$1,158	$5,947
Biotechnology Portfolio	$256,039	$323,053	$218,579
Brokerage and Investment Management Portfolio	$1,254	$234	$984
Chemicals Portfolio	$1,167	$752	$3,254
Communications Equipment Portfolio	$1,543	$1,757	$4,428
Computers Portfolio	$1,809	$3,948	$2,349
Construction and Housing Portfolio	$1,572	$2,354	$3,668
Consumer Discretionary Portfolio	$10,212	$10,467	$3,136
Consumer Finance Portfolio	$663	$1,577	$2,184
Consumer Staples Portfolio	$19,680	$9,587	$10,211
Defense and Aerospace Portfolio	$560	$403	$265
Energy Portfolio	$12,641	$7,175	$10,280
Energy Service Portfolio	$3,366	$2,952	$1,339
Environment and Alternative Energy Portfolio	$672	$765	$1,043
Financial Services Portfolio	$457	$1,430	$3,644
Gold Portfolio	$701	$6,142	$11,146
Health Care Portfolio	$35,085	$50,660	$22,034
Health Care Services Portfolio	$2,660	$1,683	$4,836
Industrial Equipment Portfolio	$409	$1,403	$2,050
Industrials Portfolio	$518	$1,755	$4,545
Insurance Portfolio	$175	$336	$279
IT Services Portfolio	$10,300	$10,490	$10,352
Leisure Portfolio	$5,298	$4,367	$848
Materials Portfolio	$2,356	$2,110	$8,233
Medical Equipment and Systems Portfolio	$16,922	$18,715	$14,849
Multimedia Portfolio	$6,730	$11,175	$3,808
Natural Gas Portfolio	$6,166	$5,765	$9,676
Natural Resources Portfolio	$7,286	$3,633	$6,544
Pharmaceuticals Portfolio	$17,032	$7,026	$8,633
Retailing Portfolio	$4,652	$5,211	$5,967
Semiconductors Portfolio	$9,436	$14,630	$13,548
Software and IT Services Portfolio	$13,902	$13,642	$12,634
Technology Portfolio	$32,603	$28,574	$14,306
Telecommunications Portfolio	$13,971	$7,666	$4,394
Transportation Portfolio	$583	$1,319	$2,537
Utilities Portfolio	$2,563	$1,189	$1,236
Wireless Portfolio	$2,319	$2,380	$4,510

DESCRIPTION OF THE TRUST

Trust Organization. Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio are funds of Fidelity Select Portfolios, an open-end management investment company created under an initial declaration of trust dated November 20, 1980. On October 1, 2016, Electronics Portfolio changed its name from Electronics Portfolio to Semiconductors Portfolio. On January 1, 2016, Medical Delivery Portfolio changed its name from Medical Delivery Portfolio to Health Care Services Portfolio. On January 1, 2016, Software and Computer Services Portfolio changed its name from Software and Computer Services Portfolio to Software and IT Services Portfolio. As of the funds' most recently completed fiscal year end, there are 42 funds offered in Fidelity Select Portfolios: Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Fidelity® International Real Estate Fund, Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. SelectCo believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. JPMorgan Chase Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

SelectCo, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by SelectCo. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized SelectCo, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons SelectCo believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by SelectCo or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. SelectCo relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Barclays Capital Inc. (full holdings daily, on the next business day).

SelectCo, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended February 28, 2017, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, VIP FundsManager, and Fidelity Advisor are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Fidelity Computers & Peripherals Linked Index is a service mark of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Select Portfolios
Post-Effective Amendment No. 130

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated March 14, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 73.

(2)

Certificate of Amendment of the Declaration of Trust, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 79.

(3)

Certificate of Amendment of the Declaration of Trust, dated March 19, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 90.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1-42)

Management Contracts, each dated August 1, 2013, between Fidelity Select Portfolios and Fidelity SelectCo, LLC, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio (currently known as Semiconductors Portfolio), Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund, are incorporated herein by reference to Exhibits (d)(1-42) of Post-Effective Amendment No. 104.

(43)

Management Contract, dated January 25, 2017, between Fidelity Select Portfolios and Fidelity SelectCo, LLC, on behalf of Fidelity Flex Real Estate Fund, is filed herein as (d)(43).

(44-82)Sub-Advisory Agreements dated August 1, 2013, between FMR Co., Inc. and Fidelity SelectCo, LLC, on behalf of each Select Portfolio, are incorporated herein by reference to Exhibits (d)(43-81) of Post-Effective Amendment No. 104.

(83)

Sub-Advisory Agreement dated January 25, 2017, between FMR Co., Inc. and Fidelity SelectCo, LLC, on behalf of Fidelity Flex Real Estate Fund, is filed herein as Exhibit (d)(83).

(84)

Sub-Advisory Agreement, dated August 1, 2013, between FMR Co., Inc. and Fidelity SelectCo, LLC, on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 104.

(85)

Sub-Advisory Agreement, dated August 1, 2013, between FMR Co., Inc. and Fidelity SelectCo, LLC, on behalf of Fidelity Real Estate Investment Portfolio, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 104.

(86)

Sub-Advisory Agreement, dated August 1, 2013, between FMR Co., Inc. and Fidelity SelectCo, LLC, on behalf of Fidelity Telecom and Utilities Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 104.

(87)

Form of Sub-Advisory Agreement, between FIL Investment Advisors and Fidelity Management & Research Company on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 106.

(88)

Form of Sub-Advisory Agreement, between FIL Investment Advisors (U.K.) Ltd. and FIL Investment Advisors on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 106.

(89)

Form of Sub-Advisory Agreement, between FIL Investment (Japan) Limited and FIL Investment Advisors on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No. 106.

(90)

Sub-Advisory Agreement, dated August 1, 2013, between Fidelity SelectCo, LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment No. 106.

(91)

Schedule A, dated October 1, 2016, to the Sub-Advisory Agreement, dated August 1, 2013, between Fidelity SelectCo, LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund is incorporated herein by reference to Exhibit (d)(91) Post-Effective Amendment No.128.

(92)

Sub-Advisory Agreement, dated January 25, 2017, between Fidelity SelectCo, LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Real Estate Fund is filed herein as Exhibit (d)(92).

(93)

Schedule A, dated January 25, 2017, to the Sub-Advisory Agreement, dated January 25, 2017 between Fidelity SelectCo, LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Real Estate Fund is filed herein as Exhibit (d)(93).

(94)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity SelectCo, LLC and Fidelity Management & Research (Japan) Limited, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 112.

(95)

Schedule A, dated October 1, 2016, to the Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity SelectCo, LLC and Fidelity Management & Research (Japan) Limited, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund is incorporated herein by reference to Exhibit (d)(95) Post-Effective Amendment No. 128.

(96)

Sub-Advisory Agreement, dated January 25, 2017, between Fidelity SelectCo, LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Real Estate Fund is filed herein as Exhibit (d)(96).

(97)

Schedule A, dated January 25, 2017, to the Sub-Advisory Agreement, dated January 25, 2017, between Fidelity SelectCo, LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Real Estate Fund is filed herein as Exhibit (d)(97).

(98)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity SelectCo, LLC and FMR Investment Management (U.K.) Limited, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund is incorporated herein by reference to Exhibit (d)(27) of Fidelity Advisor Series VII’s (File No. 002-67004) Post-Effective Amendment No. 69.

(99)

Schedule A, dated October 1, 2016, to the Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity SelectCo, LLC and FMR Investment Management (U.K.) Limited, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund is incorporated herein by reference to (d)(99) Post-Effective Amendment No. 128.

(100)

Sub-Advisory Agreement, dated January 25, 2017, between Fidelity SelectCo, LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Real Estate Fund are filed herein as Exhibit (d)(100).

(101)

Schedule A, dated January 25, 2017, to the Sub-Advisory Agreement, dated January 25, 2017, between Fidelity SelectCo, LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Real Estate Fund are filed herein as Exhibit (d)(101).

(e)

(1-42)

Amended and Restated General Distribution Agreements, each dated August 1, 2013, between Fidelity Select Portfolios and Fidelity Distributors Corporation, on behalf of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio (currently known as Semiconductors Portfolio), Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”), Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund, are incorporated herein by reference to Exhibits (e)(1-42) of Post-Effective Amendment No. 104.

(43)

General Distribution Agreement, dated January 25, 2017, between Fidelity Select Portfolios and Fidelity Distributors Corporation, on behalf of Fidelity Flex Real Estate Fund, is filed herein as Exhibit (e)(43).

(44)

Form of Selling Dealer Agreement (most recently revised September 2010), is incorporated herein by reference to Exhibit (e)(5) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(45)

Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006), is incorporated herein by reference to Exhibit (e)(6) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(46)

Form of Bank Agency Agreement (most recently revised November 2014), is incorporated herein by reference to Exhibit (e)(7) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(f)

Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Sector Portfolios, effective as of August 16, 2013, as amended and restated as of October 28, 2015, is incorporated herein by reference to Exhibit (f) of Fidelity Select Portfolio’s (File No. 002-69972) of Post-Effective Amendment No 126.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Select Portfolios on behalf of each Select Portfolio, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Select Portfolios Trust on behalf of Fidelity Flex Real Estate Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(h)

Appointment of Agent for Service of Process, dated July 20, 2011, between Fidelity Select Gold Cayman, Ltd. and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 97.

(i)

Legal Opinion of Dechert LLP dated April 24, 2017, is filed herein as Exhibit (i).

(j)

Consent of PricewaterhouseCoopers LLP, dated April 24, 2017, is filed herein as Exhibit (j).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1-39)

Amended and Restated Distribution and Service Plans pursuant to Rule 12b-1 for Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio (currently known as Semiconductors Portfolio), Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio (currently known as Health Care Services Portfolio), Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio (currently known as Software and IT Services Portfolio), Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, Wireless Portfolio (collectively “Select Portfolios”; each a “Select Portfolio”) are incorporated herein by reference to Exhibits (m)(1-39) of Post-Effective Amendment No. 104.

(40)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Consumer Staples Portfolio: Class A is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 104.

(41)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Consumer Staples Portfolio: Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 104.

(42)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Consumer Staples Portfolio: Class C is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 104.

(43)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Consumer Staples Portfolio: Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 104.

(44)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Gold Portfolio: Class A is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 104.

(45)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Gold Portfolio: Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 104.

(46)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Gold Portfolio: Class C is incorporated herein by reference to Exhibit (m)(48) of Post-Effective Amendment No. 104.

(47)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Gold Portfolio: Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 104.

(48)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Materials Portfolio: Class A is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 104.

(49)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Materials Portfolio: Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 104.

(50)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Materials Portfolio: Class C is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 104.

(51)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Materials Portfolio: Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 104.

(52)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Telecommunications Portfolio: Class A is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 104.

(53)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Telecommunications Portfolio: Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 104.

(54)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Telecommunications Portfolio: Class C is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 104.

(55)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Telecommunications Portfolio: Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 104.

(56)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Real Estate Fund is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 126.

(57)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 104.

(58)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Class A is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 104.

(59)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 104.

(60)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Class C is incorporated herein by reference to Exhibit (m)(64) of Post-Effective Amendment No. 104.

(61)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(65) of Post-Effective Amendment No. 104.

(62)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate Investment Portfolio is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 104.

(63)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Telecom and Utilities Fund is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 104.

(n)

(1)

Multiple Class of Shares Plan (SectorCo) pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated July 1, 2016, on behalf of Fidelity Select Portfolios on behalf of Consumer Staples Portfolio, Fidelity International Real Estate Fund, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio is incorporated herein by reference to Exhibit (n)(1) of Fidelity Select Portfolio’s (File No. 002-69972) Post-Effective Amendment No. 122.

(2)

Schedule I (SectorCo), dated October 1, 2016, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated July 1, 2016, on behalf of Fidelity Select Portfolios on behalf of Consumer Staples Portfolio, Fidelity International Real Estate Fund, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 128.

(p)

(1)

The 2017 Code of Ethics, adopted by each fund and Fidelity Management & Research Company, FMR Co., Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (U.K.) Limited, Fidelity SelectCo, LLC, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Central Investment Portfolios, LLC’s (File No. 811-21667) Amendment No. 44.

(2)

The 2017 Code of Ethics, adopted by FIL Limited, Fidelity Investments Japan Limited (currently known as FIL Investments (Japan) Limited), FIL Investment Advisors, and FIL Investment Advisors (UK) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund II’s (File No. 033-20773) Post-Effective Amendment No. 72.

Item 29.

Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; President, Chief Executive Officer (2014), Vice Chairman and Director of FMR LLC.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and a member of the Advisory Board of funds advised by FMR.

Charles S. Morrison	President of FMR (2016); Director of Fidelity SelectCo, LLC (2014) and FIMM (2014).
William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

John J. Remondi	Director of FMR, FMRC, FRAC, and FIMM; Director and Executive Vice President of FMR LLC.

Jean M. Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
Eric C. Green

Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers, Inc. (2015), FIAM LLC (2016), FIMM (2016) and SelectCo (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC (2015).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

Kenneth Robins	Compliance Officer of FMR (2016) and FMRC (2016).

Linda J. Wondrack

Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR U.K., FIMM, FIAM LLC, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016).

(2) FMR CO., INC. (FMRC)

FMRC serves as investment adviser to a number of investment companies. FMRC may also provide investment advisory services to other investment advisers. The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; President, Chief Executive Officer (2014), Vice Chairman and Director of FMR LLC.

Brian B. Hogan	President of FMRC; Director of Fidelity SelectCo, LLC (2014) and FMR U.K. (2016).

Paul Hession	Chief Operating Officer of FMRC (2016).
Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR.

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

John J. Remondi	Director of FMR, FMRC, FRAC, and FIMM; Director and Executive Vice President of FMR LLC.

Steven F. Schiffman	Treasurer of FDC and FMR LLC; Assistant Treasurer of FMRC, FRAC, FIMM, and FMR U.K. Previously served as Treasurer of Strategic Advisers, Inc. (2016); and Assistant Treasurer of FMR Japan (2016).

Jean M. Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
Eric C. Green

Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers, Inc. (2015), FIAM LLC (2016), FIMM (2016) and SelectCo (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC (2015).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

Kenneth Robins	Compliance Officer of FMR (2016) and FMRC (2016).

Linda J. Wondrack

Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR U.K., FIMM, FIAM LLC, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016).

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Sharon Yau Lecornu	Chief Executive Officer (2016), Executive Director, Director of Investment Services – Asia, and Director.

Jean M. Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
William Francis Shanley III	Director of FMR Japan (2016) and FMR H.K. (2016).

Pamela R. Holding	Director of FMR H.K.

Timothy Michael Cohen	Director of FMR H.K. (2017).

Christopher J. Seabolt	Director of FMR H.K. (2016) and FMR U.K. (2017).

Adrian James Tyerman	Compliance Officer, and Anti-Money Laundering Compliance Officer (2016) of FMR U.K. Previously served as Compliance Officer of FMR H.K. (2014).

Linda J. Wondrack

Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR U.K., FIMM, FIAM LLC, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016).

(4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen

Director of FMR Japan (2016) and Chief Investment Officer – Equity of FMR U.K. (2016).

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Joseph DeSantis	Director of FMR Japan (2016).

Rieko Hirai	Director of FMR Japan (2016).

Kirk Roland Neureiter	Director of FMR Japan (2016).

William Francis Shanley III	Director of FMR Japan (2016) and FMR H.K. (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

J. Clay Luby	Treasurer of FIAM LLC and FMR Japan (2016).

Yojiro Sugimoto	Statutory Auditor of FMR Japan (2016).

(5) FMR INVESTMENT MANAGEMENT (U.K.) LIMITED (FMR U.K.)

FMR U.K. provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty

Director, President, Chief Executive Officer, Chief Investment Officer-Fixed-Income/U.K., and Managing Director, Research of FMR U.K. (2016).

Timothy M. Cohen	Director of FMR Japan (2016) and Chief Investment Officer – Equity of FMR U.K. (2016).

Brian B. Hogan	President of FMRC; Director of Fidelity SelectCo, LLC (2014) and FMR U.K. (2016).

Matthew Born	Managing Director, Research of FMR U.K. (2017).

Robert P. Brown	Managing Director, Research of FMR U.K.; Executive Vice President of FIMM. Previously served as Director of FMR U.K. (2015).

John B. McHale	Managing Director, Research of FMR U.K. (2017).

Markus K. Eichacker	Director of FMR U.K. (2017).

Andrew G. Lewis	Director of FMR U.K. (2017).

Paula Kienert	Director of FMR U.K. (2016).

Christopher J. Seabolt	Director of FMR H.K. (2016) and FMR U.K. (2017).

John B. McHale	Managing Director, Research (2016).

Nancy Prior	President (2016) and Director of FIMM (2014); Director of FMR U.K. (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

Steven F. Schiffman	Treasurer of FDC and FMR LLC; Assistant Treasurer of FMRC, FRAC, FIMM, and FMR U.K. Previously served as Treasurer of Strategic Advisers, Inc. (2016); and Assistant Treasurer of FMR Japan (2016).

Adrian James Tyerman	Compliance Officer, Responsible Officer for FATCA purposes (2016), and Anti-Money Laundering Compliance Officer (2016) of FMR U.K. Previously served as Compliance Officer of FMR H.K. (2014).

Linda J. Wondrack

Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR U.K., FIMM, FIAM LLC, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016).

Derek L. Young	Director of FMR U.K. (2016); Director of Strategic Advisers, Inc. Previously served as President of Strategic Advisers Inc. (2015).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

(6) FIDELITY SELECTCO, LLC (SelectCo)

SelectCo serves as investment adviser to a number of other investment companies. The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Anthony R. Rochte	President of SelectCo.

Brian B. Hogan	President of FMRC; Director of SelectCo (2014) and FMR U.K. (2016).

Charles S. Morrison	President of FMR (2016); Director of SelectCo (2014) and FIMM (2014).

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Jean M. Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
Eric C. Green

Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers, Inc. (2015), FIAM LLC (2016), FIMM (2016) and SelectCo (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC (2015).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

James Gryglewicz	Compliance Officer of SelectCo (2014) and Strategic Advisers, Inc. (2015).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

Linda J. Wondrack

Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR U.K., FIMM, FIAM LLC, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016).

(7) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Lori Blackwood

Chief Compliance Officer of FIA.

John Ford	Director of FIA; Executive Officer and Director of FIJ.

Elizabeth Hickmott Andrew Knights	Assistant Secretary of FIA. Director of FIA (2016).

Angel Law	SFC Emergency Contact Person and Compliant Officer of FIA (2016).

Dawnella Mason	Deputy Company Secretary (2016).

Michael Ng	SFC Emergency Contact Person and Compliant Officer of FIA.

Allan Pelvang	Director of FIA. Previously Director of FIJ (2012).

Rosalie Powell	Company Secretary of FIA.

Deborah Speight	Alternate Director to all Directors of FIA.

Neal Turchairo	Director of FIA.

(8) FIL INVESTMENT ADVISORS (UK) LIMITED (FIA(UK))

The directors and officers of FIA(UK) have held the following positions of a substantial nature during the past two fiscal years.

Andy Howse

Director of FIA(UK) (2016).
Nick Birchall	Director of FIA(UK) (2011).
Keith Bonin	Director of FIA(UK) (2012).
FIL Administration Ltd.	Company Secretary of FIA(UK).

(9) FIL INVESTMENTS (JAPAN) LIMITED (FIJ)

The directors and officers of FIJ have held the following positions of a substantial nature during the past two fiscal years.

Chuck McKenzie

Director of FIJ (2016).

Brad Fresia	Director of FIJ.

Christopher Quinlan	Director of FIJ (2016).

Neil Montford	Director of FIJ (2017). Previously served as a Director of FIJ (2016).

Takashi Maruyama	Director of FIJ (2016), Deputy President of FIJ (2017).

Hiroyuki Atarashi	Executive Officer of FIJ, Deputy President of FIJ (2017).

Tetsuya Koizumi	Executive Officer of FIJ, Deputy President of FIJ (2017).

Tetsuro Kubo	Executive Officer of FIJ.

Yuko Yogo	Executive Officer of FIJ (2016),

Ed Man	Statutory Auditor (2016).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
245 Summer Street
Boston, MA 02210

FMR Co., Inc. (FMRC)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (U.K.) Limited (FMR U.K.)
245 Summer Street
Boston, MA 02210

Fidelity Research & Analysis Company (FRAC)
245 Summer Street
Boston, MA 02210

Fidelity SelectCo, LLC (SelectCo)
1225 17th Street
Denver, CO 80202-5541

Fidelity Investments Money Management, Inc. (FIMM)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Oakhill House,
130 Tonbridge Road,
Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Corporation (FDC)
100 Salem Street
Smithfield, RI 02917

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert F. Bachman	Executive Vice President (2015)	None
Scott Couto	President and Director	None
Lynne Goldman	Director (2014)	None
Eric C. Green	Assistant Treasurer (2016)	None
Natalie Kavanaugh	Chief Legal Officer	None
Jason J. Linde	Chief Compliance Officer (2016)	None
Michael Lyons	Chief Financial Officer (2015)	None
Brian C. McLain	Assistant Secretary	None
Steven Schiffman	Treasurer	None
Peter D. Stahl	Secretary	None

* 100 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, FMRC, or Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 1 Wall Street, New York, NY, and Brown Brothers Harriman & Co., 40 Water Street, Boston MA, State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 130 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of April 2017.

Fidelity Select Portfolios

	By	/s/Adrien E. Deberghes
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Adrien E. Deberghes, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Adrien E. Deberghes		President and Treasurer	April 27, 2017
Adrien E. Deberghes		(Principal Executive Officer)

/s/Howard J. Galligan III		Chief Financial Officer	April 27, 2017
Howard J. Galligan III		(Principal Financial Officer)

/s/Brian B. Hogan	*	Trustee	April 27, 2017
Brian B. Hogan

/s/David A. Rosow	*	Trustee	April 27, 2017
David A. Rosow

/s/Garnett A. Smith	*	Trustee	April 27, 2017
Garnett A. Smith

/s/Michael E. Wiley	*	Trustee	April 27, 2017
Michael E. Wiley

*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to a power of attorney dated November 1, 2014 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Advisor Series VII Fidelity Covington Trust	Fidelity Select Portfolios Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity SelectCo, LLC (“SelectCo”) or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which SelectCo or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, Joseph R. Fleming, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after November 1, 2014.

WITNESS our hands on this 1st day of November 2014.

/s/Brian B. Hogan	/s/Garnett A. Smith
Brian B. Hogan	Garnett A. Smith
/s/David A. Rosow	/s/Michael E. Wiley
David A. Rosow	Michael E. Wiley